PROSPECTUS

FEBRUARY 26, 2010

» U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund
  (Investor Class — Ticker Symbol PBHXX)
Payden Limited Maturity Fund
  (Investor Class — Ticker Symbol PYLMX)
Payden Short Bond Fund
  (Investor Class — Ticker Symbol PYSBX)
Payden U.S. Government Fund
  (Investor Class — Ticker Symbol PYUSX)
Payden GNMA Fund
  (Investor Class — Ticker Symbol PYGNX)
Payden Core Bond Fund
  (Investor Class — Ticker Symbol PYCBX)
Payden Corporate Bond Fund
  (Investor Class — Ticker Symbol PYACX)
Payden High Income Fund
  (Investor Class — Ticker Symbol PYHRX)

» TAX EXEMPT BOND FUNDS
Payden Tax Exempt Bond Fund
  (Investor Class — Ticker Symbol PYTEX)
Payden California Municipal Income Fund
  (Investor Class — Ticker Symbol PYCRX)

» GLOBAL BOND FUNDS
Payden Global Short Bond Fund
  (Investor Class — Ticker Symbol PYGSX)
Payden Global Fixed Income Fund
  (Investor Class — Ticker Symbol PYGFX)
Payden Emerging Markets Bond Fund
  (Investor Class — Ticker Symbol PYEMX)

» U.S. EQUITY FUNDS
Payden Value Leaders Fund
  (Investor Class — Ticker Symbol PYVLX)
Payden U.S. Growth Leaders Fund
  (Investor Class — Ticker Symbol PUGLX)

» INTERNATIONAL EQUITY FUNDS
Payden Global Equity Fund
  (Investor Class — Ticker Symbol PYGEX)
Metzler/Payden European Emerging Markets Fund
  (Investor Class — Ticker Symbol MPYMX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CASH RESERVES MONEY MARKET FUND

INVESTMENT OBJECTIVE:
The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver or Expense Reimbursement[1]	0.18%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.26%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.25%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$27	$123	$228	$537

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests only in high quality government, bank and corporate debt securities of U.S. and foreign issuers payable in U.S. dollars. A “high quality” debt security is a debt security that is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security), or such debt securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests at least 80% of its total assets in government debt securities of U.S. and foreign issuers.
ª	The Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed 90 days.

PRINCIPAL INVESTMENT RISKS:

ª	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
ª	The primary risks of the debt securities in which the Fund invests are interest rate risk and credit risk. Interest rate risk is the risk that the value of the Fund’s debt securities will fluctuate with changes in interest rates. In particular, a decline in short-term interest rates would lower the Fund’s yield and the return on your investment.
ª	Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests.
ª	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CASH RESERVES MONEY MARKET FUND (continued)

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Lipper Money Market Average and the Lipper Government Money Market Average.
Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns
During the ten-year period, the Fund’s best quarter was 4thQ 2000 (1.62%), and the worst quarter was 4thQ 2009 (0.02%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Cash Reserves Money Market Fund	0.39%	3.09%	2.95%
Lipper Money Market Average	0.16%	2.63%	2.42%
Lipper Government Money Market Average	0.08%	2.57%	2.40%
Call 1-800-572-9336 between 8:00 a.m. and 5:00 p.m. (Pacific time) for the Fund’s current 7-day yield.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN LIMITED MATURITY FUND

INVESTMENT OBJECTIVE:
The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.62%
Fee Waiver or Expense Reimbursement[2]	0.10%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.52%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.60%.

[2] Payden has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.50%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$53	$188	$336	$765

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests in debt securities of any maturity, although under normal market conditions the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is two years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN LIMITED MATURITY FUND (continued)

ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch Three Month U.S. Treasury Bill Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 1stQ 2001 (2.13%), and the worst quarter was 4thQ 2008 (−2.66%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Limited Maturity Fund
Before Taxes	4.69%	2.29%	2.92%
After Taxes on Distributions	4.12%	1.11%	1.62%
After Taxes on Distributions and Sale of Fund Shares	3.04%	1.27%	1.71%

Merrill Lynch Three Month U.S. Treasury Bill Index	0.21%	3.02%	2.98%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN LIMITED MATURITY FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN SHORT BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver or Expense Reimbursement[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.54%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.53%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$55	$188	$333	$755

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN SHORT BOND FUND (continued)

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock.
ª	The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests in debt securities of any maturity. Although under normal market conditions the Fund invests at least 65% of its total assets in securities with more than one year to maturity, its maximum average portfolio maturity (on a dollar-weighted basis) is three years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch 1-3 Year Treasury Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2001 (3.45%), and the worst quarter was 2ndQ 2004 (−1.38%).

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN SHORT BOND FUND (continued)

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Short Bond Fund
Before Taxes	6.76%	3.84%	4.60%
After Taxes on Distributions	5.27%	2.43%	3.09%
After Taxes on Distributions and Sale of Fund Shares	4.37%	2.45%	3.03%

Merrill Lynch 1-3 Year Treasury Index	0.78%	4.03%	4.48%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND (continued)

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.61%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.60%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests at least 80% of its total assets in short to intermediate maturity “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds and other bonds and obligations issued or guaranteed by the U.S. Government, or Government sponsored enterprises (such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)).
ª	The Fund may invest up to 20% of its total assets in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of five years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND (continued)

backed securities are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch 1-5 Year Treasury Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2001 (4.40%), and the worst quarter was 2ndQ 2004 (−1.96%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden U.S. Government Fund
Before Taxes	2.89%	4.49%	5.02%
After Taxes on Distributions	1.65%	3.14%	3.48%
After Taxes on Distributions and Sale of Fund Shares	1.97%	3.06%	3.40%

Merrill Lynch 1-5 Year Treasury Index	0.23%	4.40%	4.98%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND (continued)

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN GNMA FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.52%

[1] Payden & Rygel (“Payden”)has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.50%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that the Fund’s adviser, Payden, may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN GNMA FUND (continued)

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.
ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch GNMA Master Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2002 (3.97%), and the worst quarter was 2ndQ 2004 (−1.27%).

Average Annual Returns Through 12/31/09

Payden GNMA Fund	1 Year	5 Years	10 Years
Before Taxes	6.48%	5.53%	6.35%
After Taxes on Distributions	4.67%	3.67%	4.10%
After Taxes on Distributions and Sale of Fund Shares	4.18%	3.61%	4.07%

Merrill Lynch GNMA Master Index	5.37%	5.57%	6.38%
(The returns for the index are before any deduction for taxes, fees or expenses.)

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN GNMA FUND (continued)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA””), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN CORE BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.61%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND (continued)

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Aggregate Bond Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2001 (5.60%), and the worst quarter was 2ndQ 2004 (−2.73%).

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND (continued)

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Core Bond Fund
Before Taxes	10.75%	3.98%	5.94%
After Taxes on Distributions	8.87%	2.30%	4.13%
After Taxes on Distributions and Sale of Fund Shares	6.93%	2.40%	4.01%

Barclays Capital Aggregate Bond Index	5.93%	4.97%	6.32%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Kristin Ceva, CFA, is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN CORPORATE BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORPORATE BOND FUND (continued)

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.60%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver or Expense Reimbursement[1]	0.30%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.66%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.65%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$67	$276	$502	$1,151

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal period ended October 31, 2009, the Fund’s portfolio turnover rate was 66% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of bonds and other similar debt instruments. These include (1) debt securities issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (3) financial derivative instruments; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds or similar debt instruments.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in securities rated investment grade at the time of purchase, and may invest up to 20% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORPORATE BOND FUND (continued)

associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.

ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of the Prospectus.

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Sabur Moini, a Senior Vice President and portfolio manager, has been with Payden since 2000. Gregory Tornga, a Vice President and portfolio manager, has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN HIGH INCOME FUND

INVESTMENT OBJECTIVE:
The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND (continued)

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.67%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (3) municipal debt securities issued by states or by a variety of local governmental organizations; (4) dividend-paying convertible stock; and (5) convertible bonds and preferred stock.
ª	Under normal market circumstances, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
ª	The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the lower-risk end of the high yield bond spectrum, which Payden believes have stable to improving business prospectus, and (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and credit ratings.
ª	The Fund’s total investment in securities of issuers organized or headquartered in emerging market countries will not exceed 30% of its total assets.
ª	The Fund invests up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.

Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND (continued)

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Merrill Lynch High Yield Cash Pay Constrained Index and the Merrill Lynch BB-B High Yield Cash Pay Constrained Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (9.54%), and the worst quarter was 4thQ 2008 (−14.20%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden High Income Fund
Before Taxes	31.76%	3.70%	4.93%
After Taxes on Distributions	28.22%	1.04%	2.04%
After Taxes on Distributions and Sale of Fund Shares	20.64%	1.63%	2.44%

Merrill Lynch High Yield Cash Pay Constrained Index	56.78%	6.24%	6.89%
(The returns for the index are before any deduction for taxes, fees or expenses.)
Merrill Lynch BB-B High Yield Cash Pay Constrained Index	45.98%	5.49%	6.37%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Sabur Moini, a Senior Vice President and portfolio manager, has been with Payden since 2000. Gregory Tornga, a Vice President and portfolio manager, has been with Payden since 2004.

Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

TAX EXEMPT BOND FUNDS

 PAYDEN TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks income that is exempt from Federal income tax and is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.61%
Fee Waiver or Expense Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.56%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.60%.

[2] Payden has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2011, it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

Prospectus

FUND SUMMARIES – TAX EXEMPT BOND FUNDS

 PAYDEN TAX EXEMPT BOND FUND (continued)

operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$57	$190	$335	$757

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income exempt from Federal income tax. However, the Fund may invest up to 20% of its total assets in Municipal Securities that are exempt from Federal income tax, but are subject to the Federal alternative minimum tax.
ª	Under normal market conditions, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.
ª	As a temporary defensive measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	As a temporary defensive measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Quality Intermediate Municipal Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Payden Mutual Funds

FUND SUMMARIES – TAX EXEMPT BOND FUNDS

 PAYDEN TAX EXEMPT BOND FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (4.70%), and the worst quarter was 2ndQ 2004 (−2.21%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Tax Exempt Bond Fund
Before Taxes	7.38%	3.41%	4.61%
After Taxes on Distributions	7.38%	3.41%	4.57%
After Taxes on Distributions and Sale of Fund Shares	5.88%	3.40%	4.49%

Barclays Capital Quality Intermediate Municipal Index	7.35%	4.42%	5.30%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, dividends from the Fund may be subject to state and local taxes, and a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE:
The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

Prospectus

FUND SUMMARIES – TAX EXEMPT BOND FUNDS

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver or Expense Reimbursement[1]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.57%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$58	$211	$377	$858

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market circumstances, the Fund invests at least 80% of its total assets in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, all of which debt obligations pay interest income exempt from California personal income tax.
ª	The Fund may invest up to 20% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt from Federal income tax, or exempt from Federal income tax, but subject to the Federal alternative minimum tax.
ª	Under normal market circumstances, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.

Payden Mutual Funds

FUND SUMMARIES – TAX EXEMPT BOND FUNDS

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

ª	Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. (inclusive of Acquired Fund Fees and Expenses)
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (5.31%), and the worst quarter was 2ndQ 2004 (−2.25%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

California Municipal Income Fund
Before Taxes	7.36%	3.50%	4.59%
After Taxes on Distributions	7.28%	3.48%	4.52%
After Taxes on Distributions and Sale of Fund Shares	6.13%	3.51%	4.47%

Barclays Capital 7-Year Municipal Index	7.61%	4.58%	5.58%
(The returns for the index are before any deduction for taxes, fees or expenses.)
Barclays Capital California Intermediate Index	7.17%	4.18%	5.35%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

Prospectus

FUND SUMMARIES – TAX EXEMPT BOND FUNDS

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, dividends from the Fund may be subject to state and local taxes, and a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

GLOBAL BOND FUNDS

 PAYDEN GLOBAL SHORT BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Other Expenses	0.40%
Acquired Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.71%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.70%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Payden Mutual Funds

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN GLOBAL SHORT BOND FUND (continued)

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock.
ª	The Fund invests at least 65% of its total assets in investment grade debt securities, including securities of issuers organized or headquartered in emerging markets countries. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade. In any event, the average credit quality of the Fund overall will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is three years.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch 1-3 Year Treasury Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prospectus

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN GLOBAL SHORT BOND FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2009 (3.54%), and the worst quarter was 2ndQ 2004 (−1.28%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Global Short Bond Fund
Before Taxes	8.54%	3.22%	4.38%
After Taxes on Distributions	8.54%	2.07%	3.24%
After Taxes on Distributions and Sale of Fund Shares	6.80%	2.23%	3.18%

Merrill Lynch 1-3 Year Treasury Index	0.78%	4.03%	4.48%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN GLOBAL FIXED INCOME FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

Payden Mutual Funds

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN GLOBAL FIXED INCOME FUND (continued)

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.73%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.70%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock.
ª	The Fund invests at least 65% of its total assets in investment grade debt securities, including securities of issuers organized or headquartered in emerging markets countries. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade. In any event, the average credit quality of the Fund overall will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. However, under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed ten years.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.

Prospectus

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN GLOBAL FIXED INCOME FUND (continued)

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Global Aggregate Index Hedged.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2002 (4.43%), and the worst quarter was 2ndQ 2008 (−2.94%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Global Fixed Income Fund
Before Taxes	6.57%	4.10%	5.02%
After Taxes on Distributions	4.82%	2.40%	3.43%
After Taxes on Distributions and Sale of Fund Shares	4.23%	2.78%	3.53%

Barclays Capital Global Aggregate Index Hedged	5.09%	4.78%	5.77%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Tim Rider, Chartered Financial Analyst (“CFA”), is a Senior Vice President and portfolio manager and has been with Payden since 1999. Kristin Ceva, CFA, is a Managing Principal and portfolio manager and has been with Payden since 1998. Nigel Jenkins, a Principal and portfolio manager, has been with Payden since 2006.

Payden Mutual Funds

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN GLOBAL FIXED INCOME FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.85%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its long-term holdings.

Prospectus

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN EMERGING MARKETS BOND FUND (continued)

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities and similar debt instruments. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) dividend-paying convertible stock; and (4) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the World Bank, the International Finance Corporation or the United Nations defines as having an emerging or developing economy.
ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª	Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan EMBI Global Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Payden Mutual Funds

FUND SUMMARIES – GLOBAL BOND FUNDS

 PAYDEN EMERGING MARKETS BOND FUND (continued)

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (12.39%), and the worst quarter was 2ndQ 2004 (−6.52%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Emerging Markets Bond Fund
Before Taxes	28.90%	7.89%	10.64%
After Taxes on Distributions	26.34%	6.10%	7.59%
After Taxes on Distributions and Sale of Fund Shares	18.61%	5.83%	7.35%

J.P. Morgan EMBI Global Diversified Index	29.82%	7.98%	10.89%
(The returns for the index are before any deduction for taxes, fees or expenses.)
J.P. Morgan EMBI Global Index	28.18%	8.10%	10.51%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), a Managing Principal and portfolio manager, has been with Payden since 1998. Cristina Panait, CFA, a Vice President and portfolio manager, has been with Payden since 2000.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus

FUND SUMMARIES – U.S. EQUITY FUNDS

 PAYDEN VALUE LEADERS FUND

INVESTMENT OBJECTIVE:
The Fund seeks growth of capital and some current income.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.81%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.80%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests in a portfolio of common stocks structured to perform in a manner similar to securities of a group of companies with large market capitalizations that have relatively low price-to-book ratios and forecasted growth values — so-called “large cap value stocks,” such as those found in the Fund’s benchmark, the Russell 1000 Value Index. The Fund’s adviser, Payden, uses a quantitative technique to structure a portfolio of large cap value stocks designed to approximate the performance of the Fund’s benchmark. However, the Fund is not an index fund because the portfolio that is created includes only a limited portion of the common stocks making up the benchmark.
ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in equity securities of foreign companies, including companies organized or headquartered in emerging markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.
ª	While the Fund has index-like characteristics, the Fund is not an index fund, and changes in the Fund’s net asset value per share will not precisely track changes in the general stock market or the Fund’s benchmark.

Payden Mutual Funds

FUND SUMMARIES – U.S. EQUITY FUNDS

 PAYDEN VALUE LEADERS FUND (continued)

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2003 (18.06%), and the worst quarter was 4thQ 2008 (−22.56%).

Average Annual Returns Through 12/31/09	1 Year	5 Years		10 Years

Payden Value Leaders Fund
Before Taxes	18.70%	−2	.57%	−1	.60%
After Taxes on Distributions	18.32%	−3	.03%	−2	.49%
After Taxes on Distributions and Sale of Fund Shares	12.59%	−2	.11%	−1	.49%

Russell 1000 Value Index	19.69%	−0	.26%	2.47%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Scott Weiner, a Managing Principal and portfolio manager, has been with Payden since 1993. James Wong, Chartered Financial Analyst, a Principal and portfolio manager, has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

Prospectus

FUND SUMMARIES – U.S. EQUITY FUNDS

 PAYDEN VALUE LEADERS FUND (continued)

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 PAYDEN U.S. GROWTH LEADERS FUND

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.01%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.00%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses:This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests primarily in common stocks of publicly traded U.S. growth companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 1,000 U.S. companies ranked by market capitalization. Because a significant part of the Fund’s benchmark is composed of companies in various technology industries, the Fund may invest a significant portion of its total assets in such technology companies.
ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in equity securities of foreign companies, including companies organized or headquartered in emerging markets.
ª	The Fund invests from time to time in exchange-traded funds (“ETFs”), or other broad equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the Fund.
ª	The Fund’s adviser, Payden, selects securities based on the following criteria, which may be weighted differently depending on Payden’s view of the circumstances: (1) companies that have a dominant market share, or are in specialized market niches, (2) companies with

Payden Mutual Funds

FUND SUMMARIES – U.S. EQUITY FUNDS

 PAYDEN U.S. GROWTH LEADERS FUND (continued)

strong earnings and cash flows, and (3) companies that have a global presence, that benefit from size and scale, and that serve underpenetrated and rapidly growing markets.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Because an ETF is designed to track closely the performance of a particular market index, if the underlying index (such as an equity-based index) is subject to increased volatility, the ETF may be subject to such increased volatility. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject. Finally, because the Fund must bear the cost of investing in any ETF, the acquired fund fees and expenses of the ETF may, if significant, have an adverse effect on the Fund’s performance.
ª	The Fund may invest a significant portion of its total assets in companies in various technology industries. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Growth Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2003 (16.33%), and the worst quarter was 3rdQ 2001 (−21.68%).

				Inception
Average Annual Returns Through 12/31/09	1 Year	5 Years		(6/17/99)

Payden U.S. Growth Leaders Fund
Before Taxes	28.26%	−0	.06%	−3	.35%
After Taxes on Distributions	28.13%	−0	.23%	−3	.61%
After Taxes on Distributions and Sale of Fund Shares	18.50%	−0	.01%	−2	.85%

Russell 1000 Growth Index	37.21%	1.64%		−3	.98%
(The returns for the index are before any deduction for taxes, fees or expenses.)

Prospectus

FUND SUMMARIES – U.S. EQUITY FUNDS

 PAYDEN U.S. GROWTH LEADERS FUND (continued)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), a Principal and portfolio manager, has been with Payden since 1995. Frank Lee, CFA, a Vice President and portfolio manager, has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses[1]	1.69%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

Payden Mutual Funds

FUND SUMMARIES – INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND (continued)

operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$172	$533	$918	$1,998

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 166% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of publicly traded companies, primarily of large capitalization — such as those found in the Fund’s benchmark, the MSCI All Country World Index, and in stock index futures. The common stocks are used to construct baskets of stocks that are designed to approximate the investment results of national stock markets, and the stock index futures are used to gain exposure, or to alter the exposure, to a national stock market.
ª	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Fund’s adviser, Payden, in which case the Fund will invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50% of its revenue from business outside the United States and has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.
ª	The Fund invests both in developed markets and emerging markets, although the investment in the latter will not exceed 40% of the Fund.
ª	The Fund invests from time to time in exchange-traded funds (“ETFs”), or other broad equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the Fund.
ª	Payden employs a top-down process focusing on active selection of countries, sectors and currencies as follows: (1) countries with rising economic growth rates, rising corporate earnings and fair valuations, (2) sectors with rising corporate earnings, fair valuations and positive investor flows, and (3) foreign currencies with positive rate differentials and positive current account balances.
ª	The Fund’s investment strategy is designed to capture additional sources of return from short sale strategies for securities Payden has identified as overvalued or poised for underperformance and apply the proceeds from these short sales toward long positions in securities Payden has determined to be attractive as identified above.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
ª	The use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments.
ª	The Fund’s use of short selling may involve more risk than a fund that does not engage in that tactic. When the Fund takes a long position, it purchases an equity security outright. In a short sale, the Fund sells a borrowed equity security in anticipation that the market price of the security will decline. If the market price of the security increases after the Fund borrows the security, the Fund will suffer a loss when it replaces the borrowed security at the higher price.
ª	By investing the proceeds received from selling securities short, the Fund is employing a form of leverage. Leverage may increase the Fund’s exposure to long equity positions and make any changes in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.
ª	Because an ETF is designed to track closely the performance of a particular market index, if the underlying index (such as an equity-based index) is subject to increased volatility, the ETF may be subject to such increased volatility. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject.

Prospectus

FUND SUMMARIES – INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND (continued)

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the MSCI All Country World Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the one-year period, the Fund’s best quarter was 2ndQ 2009 (22.01%), and the worst quarter was 1stQ 2009 (−12.20%).

		Inception
Average Annual Returns Through 12/31/09	1 Year	(4/1/08)

Payden Global Equity Fund
Before Taxes	32.46%	−17	.64%
After Taxes on Distributions	32.40%	−17	.80%
After Taxes on Distributions and Sale of Fund Shares	21.18%	−14	.90%

MSCI All Country World Index	34.63%	−8	.38%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. James Wong, Chartered Financial Analyst, a Principal and portfolio manager, has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Payden Mutual Funds

FUND SUMMARIES – INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND (continued)

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.51%

[1] Metzler/Payden LLC (“Metzler/Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%.
Please Note: The Total Annual Fund Operating Expenses in this fee table may not correlate to the ratio of gross expense to average net assets in the Financial Highlights in this Prospectus (and in the Fund’s financial statements) because the Financial Highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of issuers, regardless of their level of capitalization, that are organized or headquartered in, or that derive a substantial portion of their revenue from, European emerging market countries, including Hungary, the Czech Republic, Poland, the states of the former Yugoslavia, Bulgaria, Romania, Turkey, the Baltic countries, Russia and the former Soviet Republic countries located in Europe.
ª	The Fund invests in the equity securities of companies that have the potential for above average long-term growth. Essential elements of the selection process include evaluation of macroeconomic factors in each country combined with political conditions, foreign exchange fluctuations and tax considerations. The Fund’s adviser, Metzler/Payden LLC, then performs in-depth qualitative research on the top-ranked names.
ª	The Fund invests in securities that trade and pay dividends in euros and other foreign currencies. The Fund may adjust its exposure to any particular currency.
ª	The Fund is “non-diversified,” which means that Metzler/Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

Prospectus

FUND SUMMARIES – INTERNATIONAL EQUITY FUNDS

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (continued)

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume. As a result, the Fund’s price may experience greater price fluctuation.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Nomura Central and East European Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the seven-year period, the Fund’s best quarter was 2ndQ 2009 (51.28%) and the worst quarter was 4thQ 2008 (−45.72%).

			Inception
Average Annual Returns Through 12/31/09	1 Year	5 Years	(12/31/02)

Metzler/Payden European Emerging Markets Fund
Before Taxes	101.37%	11.80%	21.31%
After Taxes on Distributions	101.37%	10.10%	19.05%
After Taxes on Distributions and Sale of Fund Shares	66.03%	9.45%	17.83%

Nomura Central and East European Index	60.33%	9.71%	19.95%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Metzler/Payden LLC is the Fund’s investment adviser.
Portfolio Manager. Metzler/Payden is a joint venture between Payden & Rygel and a subsidiary of B. Metzler seel. Sohn & Co. Holding AG of Frankfurt, Germany (“Metzler”). Personnel provided by Payden & Rygel and Metzler serve as portfolio managers for the Fund. Markus Brueck, Senior Vice President and a senior portfolio manager at Metzler, has been with Metzler since 2002. Simone Beer, senior portfolio manager, has been with Metzler since 2007.

Payden Mutual Funds

FUND SUMMARIES – INTERNATIONAL EQUITY FUNDS

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus

OVERVIEW OF THE PROSPECTUS

This Prospectus is a combined prospectus providing information on mutual funds of The Payden & Rygel Investment Group (the “P&R Trust”), and information on one mutual fund of The Metzler/Payden Investment Group (the “M/P Trust”). Throughout this Prospectus, these seventeen mutual funds may be referred to individually as a “Fund,” and collectively as the “Funds.” This Prospectus is organized as follows:

ª	You have just read the seventeen Fund Summaries — one for each of the Funds discussed in this Prospectus.
ª	The sixteen P&R Trust mutual funds are referred to from time to time in this Prospectus as the “Payden Funds.” They consist of the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund and Payden Global Equity Fund. The investment adviser to the Payden Funds is Payden & Rygel (“Payden”).
ª	The one mutual fund of the M/P Trust, the Metzler/Payden European Emerging Markets Fund, is referred to from time to time in this Prospectus as the “Metzler/Payden Fund.” The investment adviser to the Metzler/Payden Fund is Metzler/Payden LLC (“Metzler/Payden”).
ª	The Payden Funds and the Metzler/Payden Fund are grouped together in this Prospectus by type, i.e., the U.S. Bond Funds, Tax Exempt Bond Funds, Global Bond Funds, U.S. Equity Funds and International Equity Funds.

Payden Mutual Funds

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN CASH RESERVES MONEY MARKET FUND Ticker Symbol PBHXX

INVESTMENT OBJECTIVE:
The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests only in high quality government, bank and corporate debt securities of U.S. and foreign issuers payable in U.S. dollars. A “high quality” debt security is a debt security that is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security), or such debt securities that Payden determines to be of comparable quality.
ª	The Fund invests at least 80% of its total assets in high-quality government debt securities of U.S. and foreign issuers. It may invest up to 20% of its total assets in high-quality corporate and bank debt securities of U.S. and foreign issuers.
ª	The Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed 90 days.

PRINCIPAL INVESTMENT RISKS:

ª	Although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.
ª	The primary risks of the debt securities in which the Fund invests are interest rate risk and credit risk. Interest rate risk is the risk that the value of the Fund’s debt securities will fluctuate with changes in interest rates. In particular, a decline in short-term interest rates would lower the Fund’s yield and the return on your investment.
ª	Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. government securities.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests.
ª	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 PAYDEN LIMITED MATURITY FUND Ticker Symbol PYLMX

INVESTMENT OBJECTIVE:
The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities of any maturity, although under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is two years.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security

Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN LIMITED MATURITY FUND Ticker Symbol PYLMX (continued)

owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN SHORT BOND FUND Ticker Symbol PYSBX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) dividend-paying convertible stock.
ª	The Fund invests at least 75% of its total assets in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. However, the Fund may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). In any event, the average credit quality of the Fund overall will remain investment grade. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities of any maturity. Although under normal market conditions the Fund invests at least 65% of its total assets in securities with more than one year to maturity, its maximum average portfolio maturity (on a dollar-weighted basis) is three years.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of the these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Payden Mutual Funds

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND Ticker Symbol PYUSX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests at least 80% of its total assets in short to intermediate maturity “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)). The Fund may invest up to 20% of its total assets in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.
ª	Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of five years. Duration is a mathematical concept which uses anticipated cash flows to measure the price volatility of a security and is calculated in terms of years. For example, when interest rates move up or down, the price of a security with a duration of four years will move roughly twice as much as a security with a duration of two years.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, mortgage-backed securities issued by GNMA are backed by the full faith and credit of the U.S. Government. On the other hand, mortgage-backed securities issued by FNMA and FHLMC are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012. For further information, please see the “U.S. Government and Agency Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN GNMA FUND Ticker Symbol PYGNX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (“GNMA Securities”), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN GNMA FUND Ticker Symbol PYGNX (continued)

ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities. This is because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the longer the Fund’s average portfolio maturity, generally the greater the price fluctuation. Finally, the price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	The Fund is subject to the prepayment risk applicable to the mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets. For further information, please see the “Mortgage-Backed Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA securities are backed by the full faith and credit of the U.S. Government. On the other hand, mortgage-backed securities issued by FNMA and FHLMC are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012. For further information, please see the “U.S. Government and Agency Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN CORE BOND FUND Ticker Symbol PYCBX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) dividend-paying convertible stocks; and (6) convertible bonds and preferred stocks. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities

Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND Ticker Symbol PYCBX (continued)

usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. government securities.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN CORPORATE BOND FUND Ticker Symbol PYACX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in bonds and other similar debt instruments. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) financial derivative instruments; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds or similar corporate debt instruments.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in securities rated investment grade at the time of purchase. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
ª	The Fund may also invest up to 20% of its total assets in securities that are rated below investment grade (commonly called “junk bonds”).
ª	The Fund invests in debt securities that Payden believes offer attractive yields, and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.

Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN CORPORATE BOND FUND Ticker Symbol PYACX (continued)

ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the “Derivative Instruments” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.

 PAYDEN HIGH INCOME FUND Ticker Symbol PYHRX

INVESTMENT OBJECTIVE:
The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) dividend-paying convertible stock; and (5) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities rated below investment grade, or securities that Payden determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
ª	The Fund emphasizes investments in debt securities of:

ª	Issuers with credit ratings at the lower-risk end of the high yield bond spectrum, which Payden believes have stable to improving business prospects.
ª	Issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and credit ratings.
ª	Issuers that have undergone leveraged buyouts or recapitalizations.

ª	The Fund’s total investment in securities of issuers organized or headquartered in emerging market countries will not exceed 30% of its total assets.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

Payden Mutual Funds

MORE FUND INFORMATION – TAX EXEMPT BOND FUNDS

 PAYDEN TAX EXEMPT BOND FUND Ticker Symbol PYTEX

INVESTMENT OBJECTIVE:
The Fund seeks income that is exempt from Federal income tax and is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income exempt from Federal income tax. However, the Fund may invest up to 20% of its total assets in Municipal Securities that are exempt from Federal income tax but are subject to the Federal alternative minimum tax.
ª	Under normal market conditions, the Fund invests at least 75% of its total assets in investment grade bonds, which are securities rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. However, the Fund may invest up to 25% of its total assets in debt securities rated below investment grade. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.
ª	As a temporary defensive measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	As a temporary defensive measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND Ticker Symbol PYCRX

INVESTMENT OBJECTIVE:
The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, and which pay interest income exempt from California personal income tax.
ª	The Fund may invest up to 20% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt, from Federal income tax, or exempt from Federal income tax, but subject to the Federal alternative minimum tax.
ª	Under normal market conditions, the Fund invests at least 75% of its total assets in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. However, the Fund may invest up to 25% of its total assets in debt securities rated below investment grade. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. Under normal market conditions, the average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.

Prospectus

MORE FUND INFORMATION – TAX EXEMPT BOND FUNDS

 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND Ticker Symbol PYCRX (continued)

ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. California continues to experience significant financial stress primarily from ongoing weakness in the state economy, high unemployment and a contracted credit environment. While the consensus among economists is that the negative economic outlook for California appears to be moderating, California’s budgetary and fiscal condition remain in a fragile state and economists emphasize that uncertain revenue estimates and market volatility make any projection highly uncertain. As of February 19, 2010, California’s general obligation bonds were rated Baa1 by Moody’s, A- by Standard & Poor’s, and BBB by Fitch Ratings. Though bonds issued by California remain “investment grade” according to each ratings agency, California currently has the lowest credit rating of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings. The Fund may invest more than 25% of its total assets in California Municipal Securities or Municipal Securities of issuers in particular industries, such as health care, housing, industrial development, transportation, or pollution control. Economic, political or other changes may increase the risk of such concentration of investments.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

MORE FUND INFORMATION – GLOBAL BOND FUNDS

 PAYDEN GLOBAL SHORT BOND FUND Ticker Symbol PYGSX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, including securities of issuers organized or headquartered in emerging market countries. Investment grade securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade. In any event, the average credit quality of the Fund overall will remain investment grade. Further information regarding credit ratings is in Appendix A.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Payden Mutual Funds

MORE FUND INFORMATION – GLOBAL BOND FUNDS

 PAYDEN GLOBAL SHORT BOND FUND Ticker Symbol PYGSX (continued)

ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN GLOBAL FIXED INCOME FUND Ticker Symbol PYGFX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade. In any event, the average credit quality of the Fund overall will remain investment grade. Further information regarding credit ratings is in Appendix A.
ª	Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. Under normal circumstances, its average portfolio maturity (on a dollar-weighted basis) will not exceed ten years.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.

Prospectus

MORE FUND INFORMATION – GLOBAL BOND FUNDS

 PAYDEN GLOBAL FIXED INCOME FUND Ticker Symbol PYGFX (continued)

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN EMERGING MARKETS BOND FUND Ticker Symbol PYEMX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt securities and similar debt instruments. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by foreign companies; (3) dividend-paying convertible stock; and (4) convertible bonds and preferred stock.
ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the World Bank (the International Bank for Reconstruction and Development), the International Finance Corporation or the United Nations defines as having an emerging or developing economy.
ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers in countries with developed securities markets.
ª	Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical spread relationships, as well as economic and company scenario analyses, in making investment decisions.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign companies.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

Payden Mutual Funds

MORE FUND INFORMATION – GLOBAL BOND FUNDS

 PAYDEN EMERGING MARKETS BOND FUND Ticker Symbol PYEMX (continued)

PRINCIPAL INVESTMENT RISKS:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. Investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

MORE FUND INFORMATION – U.S. EQUITY FUNDS

 PAYDEN VALUE LEADERS FUND Ticker Symbol PYVLX

INVESTMENT OBJECTIVE:
The Fund seeks growth of capital and some current income.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests its assets in a portfolio of common stocks structured to perform in a manner similar to securities of a group of companies with large market capitalizations that have relatively low price-to-book ratios and forecasted growth values — so-called “large cap value stocks,” such as those found in the Fund’s benchmark, the Russell 1000 Value Index. Payden uses a quantitative technique to structure a portfolio of large cap value stocks designed to approximate the performance of the Fund’s benchmark.
ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in equity securities of foreign companies, including companies organized or headquartered in emerging markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	By investing in stocks, the Fund exposes you to certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected. By investing in the Fund, therefore, you could lose money.
ª	While the Fund has index-like characteristics, the Fund is not an index fund, and changes in the Fund’s net asset value per share will not precisely track changes in the general stock market or the Fund’s benchmark. For example, to the extent that the Fund invests in only a limited portion of the common stocks making up the benchmark, the Fund may be more volatile than the benchmark.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN U.S. GROWTH LEADERS FUND Ticker Symbol PUGLX

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

Prospectus

MORE FUND INFORMATION – U.S. EQUITY FUNDS

 PAYDEN U.S. GROWTH LEADERS FUND Ticker Symbol PUGLX (continued)

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests primarily in common stocks of publicly traded U.S. growth companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 1,000 U.S. companies ranked by market capitalization. Because a significant part of the Fund’s benchmark is composed of companies in various technology industries, the Fund may invest a significant portion of its total assets in such technology companies.
ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in securities of foreign companies, including companies organized or headquartered in emerging markets.
ª	The Fund invests from time to time in exchange-traded funds (“ETFs”), such as Standard & Poor’s Depositary Receipts, and other broad equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the Fund and to invest smaller amounts of cash generally related to miscellaneous daily cash flows.
ª	The Fund invests from time to time in real estate investment trusts.
ª	Payden selects securities based on the following criteria. The weight it gives to a particular factor depends on Payden’s view of the circumstances at the time of purchase, and some portfolio holdings may not meet all of the criteria:

ª	The Fund invests in companies that have a dominant market share, or are in specialized market niches.
ª	The Fund invests in companies with strong earnings and cash flows to finance future growth.

ª	The Fund invests in companies that have a global presence, that enjoy the benefits of size and scale, and that serve underpenetrated and rapidly growing markets.
ª	Payden believes that companies with these characteristics should have relatively low business risk and relatively high ability to sustain earnings growth.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	By investing in stocks, the Fund exposes you to certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.
ª	Because an ETF is designed to track closely the performance of a particular market index, if the underlying index, such as an equity-based index, is subject to increased volatility, the ETF may be subject to such increased volatility, as well. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject. For more detailed information, please see the “Exchange-Traded Funds” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future. Market or economic factors impacting technology companies could have a major effect on the value of the Fund’s investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

MORE FUND INFORMATION – INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND Ticker Symbol PYGEX

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of publicly traded companies, primarily of large capitalization, and in stock index futures traded on regulated exchanges throughout the world. The common stocks are used to construct baskets of stocks which are designed to approximate the investment results of national stock markets, e.g., Germany, or sectors, e.g., health care. The stock index futures are used to gain exposure or to alter the exposure to a national stock market.

Prospectus

MORE FUND INFORMATION – INTERNATIONAL EQUITY FUNDS

 PAYDEN GLOBAL EQUITY FUND Ticker Symbol PYGEX (continued)

ª	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by Payden, in which case the Fund will invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50% of its revenue from business outside the United States and has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States. For temporary defensive purposes, the Fund may invest as described below under “Additional Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Temporary Defensive Measures.”
ª	The Fund will invest both in developed markets and emerging markets. However, investments in emerging markets will not exceed 40% of the Fund.
ª	The Fund invests from time to time in exchange-traded funds (“ETFs”) and other broad equity market derivative instruments as a means to efficiently add specific sector, country, or style exposure to the Fund, and to invest smaller amounts of cash generally related to miscellaneous daily cash flows.
ª	Payden employs a top-down process focusing on active selection of countries sectors and currencies as follows:

ª	Countries whose markets are selected for investment generally have rising economic growth rates, rising corporate earnings, and fair valuations.
ª	Sectors selected for investment generally have rising corporate earnings, fair valuations, and positive investor flows.
ª	Foreign currencies selected for investment generally have positive interest rate differentials, and positive current account balances.

ª	The Fund’s investment strategy is designed to capture additional sources of return from short sale strategies for securities Payden has identified as overvalued or poised for underperformance and apply the proceeds from these short sales toward long positions in securities Payden has determined to be attractive as indicated above. The Fund may hold short positions equal in value to up to approximately 30% of the Fund’s net assets, and in such event would hold long positions of up to 130% of the Fund’s net assets, resulting in a net position of full market exposure.
ª	The Fund is “non-diversified,” which means Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	By investing in equity securities, the Fund may expose you to certain risks, including a sudden decline in a holding’s share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.
ª	The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the “Derivative Instruments” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. When the Fund takes a long position, it purchases an equity security outright. In a short sale, the Fund sells a borrowed equity security, typically obtained from a broker or another institution, in anticipation that the market price of the security will decline. If the market price of the security increases after the Fund borrows the security, the Fund will suffer a loss when it replaces the borrowed security at the higher price. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price.
ª	By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.
ª	Because an ETF is designed to track closely the performance of a particular market index, if the underlying index, such as an equity-based index, is subject to increased volatility, the ETF may be subject to such increased volatility, as well. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject. For more detailed information, please see the “Exchange-Traded Funds” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Gains from selling securities short are generally treated as short-term capital gains that are taxed at ordinary income tax rates when distributed to investors.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Payden Mutual Funds

MORE FUND INFORMATION – INTERNATIONAL EQUITY FUNDS

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND Ticker Symbol MPYMX

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of issuers, regardless of their level of capitalization, that are organized or headquartered in, or that derive a substantial portion of their revenue from, European emerging market countries, including but not limited to Hungary, the Czech Republic, Poland, the states of the former Yugoslavia, Bulgaria, Romania, Turkey, the Baltic countries, Russia and the former Soviet Republic countries located in Europe.
ª	The Fund invests in the equity securities of companies that have the potential for above average long-term growth. Essential elements of the selection process include evaluation of macroeconomic factors in each country combined with political conditions, foreign exchange fluctuations and tax considerations. The investment process includes a proprietary quantitative bottom-up based model that screens and ranks stocks in a specific country based on such indicators as price earnings ratio, earnings profile, price to book ratio, price to cash flow ratio and dividend yield. Metzler/Payden then performs in-depth qualitative research on the top ranked names. This may involve, among other things, on-site company visits, management interviews and valuation of corporate earnings estimates. Securities are sold when deemed appropriate by Metzler/Payden and consistent with the Fund’s investment objective and policies.
ª	The Fund invests in securities that trade and pay dividends in euros and other foreign currencies. The Fund may adjust its exposure to any particular currency, but is not required to do so. In making any such adjustment, Metzler/Payden will do so based on fundamental economic analysis, incorporating central bank studies and technical analysis.
ª	The Fund is “non-diversified,” which means that Metzler/Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	By investing in equity securities, the Fund may expose you to certain risks, including a sudden decline in a holding’s share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns. By investing in the Fund, therefore, you could lose money.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.
ª	Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the Fund’s price may experience greater price fluctuation.
ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to some or all of the Funds, as well as the policies on the disclosure of each Fund’s portfolio holdings.

INFLATION-INDEXED SECURITIES
Each U.S. Bond Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES
Each U.S. Bond Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and each Global Bond Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying

Prospectus

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES
Each U.S. Bond Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in U.S. asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and each Global Bond Fund may also invest in foreign asset-backed receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES
Most of the Funds purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Funds purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Funds primarily invest in securities issued by one or more of the following GSEs:

ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Each U.S. Bond Fund (except the Payden Cash Reserves Money Market, Payden U.S. Government and Payden GNMA Funds) and each Global Bond Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk,

Prospectus

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

EXCHANGE-TRADED FUNDS
Each Fund, other than the Payden Cash Reserves Money Market Fund, may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.
ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Barclays corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
Each Tax Exempt Bond Fund, each Global Bond Fund, and each of the Payden Short Bond, Payden Corporate Bond and Payden High Income Funds may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB−), Moody’s (at least Baa3) or Fitch (at least BBB−), or are securities determined by a Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
Each U.S. Bond Fund (except the Payden GNMA and Payden U.S. Government Funds), each Global Bond Fund, each U.S. Equity Fund and each International Equity Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.
Changes in foreign exchange rates may adversely affect the value of a Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS
Each U.S. Bond Fund (except the Payden Cash Reserves Money Market, Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund, each U.S. Equity Fund and each International Equity Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
Each U.S. Bond Fund (except the Payden Cash Reserves Money Market, Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund, each U.S. Equity Fund and each International Equity Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Payden Mutual Funds

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

DEPOSITORY RECEIPTS
The Payden Global Equity Fund and the Metzler/Payden Fund may invest in depository receipts. American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DELAYED DELIVERY TRANSACTIONS
Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS
Each U.S. Bond Fund (except the Payden Cash Reserves Money Market Fund), each Tax Exempt Fund, each Global Bond Fund, each U.S. Equity Fund and each International Equity Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Fund may invest some or all of its assets in derivative instruments. Such Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet sites at payden.com or metzlerpayden.com.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by its investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.

Prospectus

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES
During times when a Fund’s investment adviser believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
A Fund’s annual turnover rate indicates changes in its portfolio investments. A Fund’s investment adviser will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund’s annual portfolio turnover rates are noted in the Financial Highlights for that Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet sites at payden.com, or metzlerpayden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE FUNDS

PAYDEN FUNDS — INVESTMENT ADVISER
Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to each of the sixteen Payden Funds pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and currently has approximately $50 billion of assets under management.
Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including for example the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.
Kristin Ceva is a Principal who joined Payden in 1998 and has 18 years experience in the investment management business. Asha Joshi is a Managing Principal; she joined Payden in 1994 and has 25 years experience in the investment management business.

Payden Mutual Funds

MANAGEMENT OF THE FUNDS

Brian Matthews is a Managing Principal who joined Payden in 1986 and has 28 years experience in the investment management business. Joan Payden is President and founder of Payden and has 39 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 25 years experience in the investment management business. James Sarni is a Managing Principal who joined Payden in 1991 and has 27 years experience in the investment management business. Mary Beth Syal is a Managing Principal; she joined Payden in 1991 and has 25 years experience in the investment management business. Scott Weiner is a Managing Principal who joined Payden in 1993 and has 26 years experience in the investment management business. Mr. Wong is a Principal; he joined Payden in 1995 and has 18 years experience in the investment management business.
Fund Portfolio Managers. Payden typically follows a team approach in the management of the Payden Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for each of the Payden Funds are as follows:
Limited Maturity Fund, Short Bond Fund, U.S. Government Fund and Global Short Bond Fund. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has overall responsibility over the broad aspects of the Funds’ investments, and she and David Ballantine, CFA, a Principal and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Ballantine has been with Payden since 1991 and in the investment management business for 21 years.
GNMA Fund. David Ballantine and Gary Greenberg, CFA, a Senior Vice President and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment. Mr. Greenberg has been with Payden and in the investment management business since 1995.
Core Bond Fund. Michael Salvay, CFA, a Managing Principal and portfolio manager, and Kristin Ceva, CFA, a Managing Principal and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment.
Corporate Bond Fund. Sabur Moini, a Senior Vice President and portfolio manager, has been with Payden since 2000 and in the investment management business for 17 years. Mr. Moini, together with Gregory Tornga, a Vice President and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment. Mr. Tornga has been with Payden and in the investment management business since 2004.
High Income Fund. Sabur Moini has overall responsibility over the broad aspects of the Fund’s investments, and he and Gregory Tornga deal with portfolio construction, broad security selection and risk assessment.
Tax Exempt Bond Fund and California Municipal Income Fund. Mary Beth Syal and Michael Salvay have overall responsibility over the broad aspects of the Funds’ investments, and supervises team members on portfolio construction, broad security selection and risk assessment.
Global Fixed Income Fund. Tim Rider, CFA, a Senior Vice President and portfolio manager, and Kristin Ceva have overall responsibility for the Fund’s investments, and they and Nigel Jenkins, a portfolio manager, deal with portfolio construction, security selection and risk assessment. Mr. Rider has been with Payden since 1999 and in the investment management business for 16 years. Mr. Jenkins has been with Payden since 2006. Prior to that, he was with Centric Capital LLP for two years, responsible for all aspects of investment strategy and implementation of interest rate, fixed income and currency markets. Mr. Jenkins has been in the investment management business for 21 years.
Emerging Markets Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she and Cristina Panait, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Panait has been with Payden and in the investment management business since 2000.
Value Leaders Fund. Scott Weiner, a Managing Principal and portfolio manager, and James Wong, CFA, a Principal and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment.
U.S. Growth Leaders Fund. James Wong has overall responsibility for the Fund’s investments. He and Frank Lee, CFA, a Vice President and portfolio manager, deal with portfolio construction, security selection and risk assessment. Mr. Lee has been with Payden since 2004 and in the investment management business for 11 years.
Global Equity Fund. James Wong has overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment.
With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Payden Funds.
As indicated under the “Fees and Expenses” section of certain Payden Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to those particular Funds, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, Payden, where indicated under the “Fees and Expenses” section of certain Payden Fund presentations above, has also contractually agreed to temporarily limit the Fund’s Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds to the percentage indicated of the

Prospectus

MANAGEMENT OF THE FUNDS

Fund’s daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the P&R Trust’s Board of Trustees. Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.
For the fiscal year ended October 31, 2009, Payden earned a fee as a percentage of each Fund’s average net assets, net of expense reimbursements or fee waivers, from each Fund as follows: Payden Cash Reserves Money Market Fund, 0.01%; Payden Limited Maturity Fund, 0.05%; Payden Short Bond Fund, 0.22%; Payden U.S. Government Fund, 0.23%; Payden GNMA Fund, 0.15%; Payden Core Bond Fund, 0.28%; Payden Corporate Bond Fund, 0.05%; Payden High Income Fund, 0.35%; Payden Tax Exempt Bond Fund, 0.00%; Payden California Municipal Income Fund, 0.19%; Payden Global Short Bond Fund, 0.19%; Payden Global Fixed Income Fund, 0.22%; Payden Emerging Markets Bond Fund, 0.45%; Payden Value Leaders Fund, 0.26%; Payden U.S. Growth Leaders Fund, 0.58%; and Payden Global Equity Fund, 0.00%.
A discussion regarding the basis for the approval by the P&R Trust Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Payden Funds’ Annual Report for the fiscal year ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Payden Funds’ Internet site at payden.com.

METZLER/PAYDEN FUNDS — INVESTMENT ADVISER
Metzler/Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Metzler/Payden European Emerging Markets Fund pursuant to an Investment Advisory Agreement. Metzler/Payden, which was founded in 1998 and currently has approximately $2.3 billion of assets under management, is a joint venture between Payden and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG (“Metzler”) of Frankfurt, Germany, a major German financial institution. As indicated above, Payden was founded in 1983 and currently has approximately $50 billion of assets under management. Metzler, through its various subsidiaries, is one of the leading investment managers in Germany, managing assets totaling approximately 42 billion euro for institutional clients and mutual funds, including European equity and balanced funds.
Co-Chief Investment Officers. Scott Weiner and Frank Peter Martin serve as Co-Chief Investment Officers of Metzler/Payden. Mr. Weiner is a Managing Principal of Payden, having joined the firm in 1993, and has 26 years experience in the investment management business. Mr. Martin, Executive Vice President of Metzler/Payden, is also Chief Investment Officer of Metzler’s asset management subsidiary. He joined Metzler in 1999 and has 21 years experience in the investment management business. Together, Mr. Weiner and Mr. Martin are responsible for defining the broad investment parameters applicable to the Fund.
Fund Portfolio Managers. A team, composed of personnel made available by Payden and Metzler pursuant to a Service Agreement, are responsible for the day-to-day management of the Metzler/Payden Fund within those parameters. The portfolio managers, who are generally team leaders or senior investment personnel, are supported by other members of the team, these include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. Marcus Brueck and Simone Beer are the portfolio managers for the Metzler/Payden Fund. Mr. Brueck is a Senior Vice President and Senior Portfolio Manager at Metzler. He has overall responsibility over the broad aspects of the Fund’s investments, and together with Ms. Beer, Senior Portfolio Manager, deals with portfolio construction, broad security selection and risk assessment. Mr. Brueck has been with Metzler since 2002 and in the investment management business for 20 years. Ms. Beer has been with Metzler since 2007. Prior to that, she was with Deutsche Borse from 2003 to 2006, and she has been in the investment management business for 15 years.
The Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.
As indicated under the “Fees and Expenses” section of the Metzler/Payden European Emerging Markets Fund presentation above, Metzler/Payden has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed 1.50% of the Fund’s average daily net assets on an annualized basis. The Fund remains liable to Metzler/Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limit discussed above.
For the fiscal year ended October 31, 2009, Metzler/Payden earned a fee from the Metzler/Payden European Emerging Markets Fund of 0.73%.
A discussion regarding the basis for the approval by the M/P Trust’s Board of Trustees of the renewal of the Investment Advisory Agreement for the Metzler/Payden European Emerging Markets Fund available in the Fund’s Annual Report for the fiscal year ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Payden Mutual Funds

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of each Fund, other than the Payden Cash Reserves Money Market Fund, is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing a Fund’s investment in an Acquired Fund, the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Payden Funds, and in the case of the Metzler/Payden Fund, the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the M/P Trust. The respective Valuation and Liquidity Guidelines are substantially the same. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.
With respect to events affecting individual issuers, the respective Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the respective Pricing Committees of the Boards of Trustees of the P&R Trust or M/P Trust, respectively, determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.
With respect to events affecting securities markets as a whole, the respective Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the respective Pricing Committees of the Boards of Trustees of the P&R Trust or M/P Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Payden Cash Reserves Money Market Fund. The net asset value per share of the Payden Cash Reserves Money Market Fund is determined as of noon (Eastern Time), immediately after the daily declaration of dividends, by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny. The securities in the Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the net asset value of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund’s portfolio valued at amortized cost with market values. If a deviation of one-half of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund’s

Prospectus

SHAREHOLDER INFORMATION

$1.00 per share net asset value, or if there were any other deviation that the P&R Trust Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

HOW TO PURCHASE SHARES
You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.
To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the appropriate New Account Application that is applicable to the Payden Funds or Metzler/Payden Fund.

2.	Make the check payable, as appropriate, to the “Payden Funds” or “Metzler/Payden Fund,” and mail the check or checks, along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire

1.	Complete the appropriate New Account Application that is applicable to the Payden Funds or Metzler/Payden Fund and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
Payden Funds:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number
Identify which Payden Fund or Funds to Purchase
   Metzler/Payden Fund:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063119
Credit to: Metzler/Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.
All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

Payden Mutual Funds

SHAREHOLDER INFORMATION

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Payden Fund (other than the Payden Cash Reserves Money Market Fund), which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Payden Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. The M/P Trust has also adopted a similar shareholder Servicing Plan with respect to the Metzler/Payden Fund, which provides for a fee payable to such broker-dealers and other financial intermediaries at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Within the group of Payden Funds offered in this Prospectus, shares of any one Payden Fund may be exchanged for shares of any other Payden Fund. The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.
In general, a Payden Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Payden Fund for investment in another Payden Fund on a regular basis. Each Payden Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Payden Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Checkwriting. Checkwriting is available for investors of the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond and Payden GNMA Funds. In the case of each of these Funds, each check you write on your Fund account must be at least $500. To obtain checks, call 1-800-572-9336 for a Check Writing Signature Verification Form and Agreement, which you should then complete and return it to the Fund. To pay the check, the Fund redeems shares from your Fund account based on the net asset value per share computed on the day the check is presented to the Fund for payment. You may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. The Fund may charge a transaction fee of $2.00 per check to your account, if you have total assets with the P&R Trust of less than $25,000. The Fund reserves the right to modify or terminate the checkwriting privilege on 30 days’ notice.

Prospectus

SHAREHOLDER INFORMATION

The Fund credits checks received to your account on the day received by the Fund. The Fund may charge a $20.00 fee on the account if a check is returned because it fails to meet the Fund’s checkwriting criteria or if there are insufficient funds in the account.

Automated Investment Programs. You may use two programs for automated investments in the Funds.
Electronic Investment Program. You may elect to make additional investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment.
You have two investment options. First, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,000, with additional investments through the ACH of at least $250.
Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments through the ACH of at least $250. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª	You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to the Payden Funds offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Payden Fund for investment in another Payden Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

Payden Mutual Funds

SHAREHOLDER INFORMATION

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.
Redemption requests by telephone or via the Internet may not exceed $100,000. Except as indicated under the “Redemption Fees” discussion in the “Market Timing Activities and Redemption Fees” section in this Prospectus, the Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.
Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.
Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.
A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES AND REDEMPTION FEES

Market Timing Activities. Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For the equity Funds or certain fixed income Funds, such as the Payden High Income Fund or Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.
As a result, the Boards of Trustees for each of the P&R Trust and M/P Trust have adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders, including with respect to six of the Funds a redemption fee as discussed below. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.
None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

Redemption Fees. The P&R Trust Board of Trustees has determined that, with respect to the Payden Value Leaders, Payden U.S. Growth Leaders, Payden Global Equity, Payden High Income and Payden Emerging Markets Bond Funds, there is a greater possibility of frequent trading, and thus the Board of Trustees has adopted a redemption fee for each of these Funds. Similarly, the M/P Trust Board

Prospectus

SHAREHOLDER INFORMATION

of Trustees has determined that, with respect to the Metzler/Payden European Emerging Markets Fund, there is a greater possibility of frequent trading, and thus the Board of Trustees has adopted a redemption fee for this Fund. In each case, you will be charged a redemption fee equal to 2% of the value of the shares being redeemed if you redeem or exchange shares of any of these Funds within thirty (30) days of purchase of the shares. This fee will be retained by the Fund to help offset the expenses incurred due to short-term trading and to benefit the Fund’s long-term shareholders.
Shares you have held the longest will always be redeemed first. Although each Fund has a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within thirty (30) days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

DIVIDENDS AND DISTRIBUTIONS
The Funds declare and distribute dividends to shareholders as follows: (1) monthly, for each of the Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Global Short Bond, Payden Global Fixed Income and Payden Emerging Markets Bond Funds, (2) semi-annually, for each of the Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds, and the Metzler/Payden European Emerging Markets Fund, and (3) each of the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond, Payden U.S. Government, Payden GNMA, Payden Tax Exempt Bond and Payden California Municipal Income Funds accrues and declares dividends daily and distributes them to shareholders monthly.
Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION:
Substantially all dividends paid by the Payden Tax Exempt Bond and Payden California Municipal Income Funds will be exempt from Federal income taxes; however, dividends from these Funds may be subject to state and local taxes, and a portion of the dividends may be a tax preference item for purposes of the alternative minimum tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss.
Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.
Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each of the Payden Funds and the Metzler/Payden Fund respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Payden Funds’ Privacy Notice directed to their shareholders, and the Metzler/Payden Fund’s Privacy Notice directed to its shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Payden Mutual Funds

APPENDIX A

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.
AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.
AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

Prospectus

APPENDIX A

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Payden Mutual Funds

APPENDIX A

 Description of Ratings (continued)

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

Prospectus

APPENDIX A

 Description of Ratings (continued)

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Payden Mutual Funds

APPENDIX B

 Payden Funds Privacy Notice

The Payden Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

 Metzler/Payden Fund Privacy Notice

The Metzler/Payden Investment Group respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Metzler/Payden, LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-brokers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law and only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus

APPENDIX C

 Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of each of the Funds for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds’ most recent financial statements, is included in the Funds’ 2009 Annual Report, which is available on request.

PAYDEN CASH RESERVES MONEY MARKET FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:

Net investment income	0.01	0.03	0.05	0.05	0.03

Net realized and unrealized gains (losses)	0.00 (1)	0.00 (1)

Total from investment activities	0.01	0.03	0.05	0.05	0.03

Distributions to shareholders:

From net investment income	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

From net realized gains

Total distributions to shareholders	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Net asset value – end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.63%	2.76%	5.16%	4.64%	2.64%

Ratios/supplemental data:

Net assets, end of period (000s)	$1,087,956	$1,058,166	$606,397	$607,429	$346,878

Ratio of gross expense to average net assets	0.43%	0.37%	0.36%	0.35%	0.32%

Ratio of net expense to average net assets	0.29%	0.24%	0.20%	0.20%	0.20%

Ratio of investment income less gross expenses to average net assets	0.49%	2.40%	4.88%	4.48%	2.51%

Ratio of net investment income to average net assets	0.63%	2.53%	5.04%	4.63%	2.63%

Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

PAYDEN LIMITED MATURITY FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007		2006	2005

Net asset value – beginning of period	$9.26	$9.66	$9.88		$9.86	$9.92

Income (loss) from investment activities:

Net investment income	0.17	0.33	0.49		0.42	0.25

Net realized and unrealized gains (losses)	0.11	(0.41)	(0.22)		0.01	(0.04)

Total from investment activities	0.28	(0.08)	0.27		0.43	0.21

Distributions to shareholders:

From net investment income	(0.17)	(0.31)	(0.49)		(0.40)	(0.27)

From net realized gains

Return of capital	(0.01)	(0.01)	(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.17)	(0.32)	(0.49)		(0.41)	(0.27)

Net asset value – end of period	$9.37	$9.26	$9.66		$9.88	$9.86

Total return	3.13%	(0.85)%	2.76%		4.41%	2.10%

Ratios/supplemental data:

Net assets, end of period (000s)	$112,470	$93,080	$149,482		$164,321	$294,214

Ratio of gross expense to average net assets	0.73%	0.63%	0.55%		0.51%	0.46%

Ratio of net expense to average net assets	0.50%	0.47%	0.41%		0.40%	0.40%

Ratio of investment income less gross expenses to average net assets	1.65%	3.43%	4.86%		4.05%	2.44%

Ratio of net investment income to average net assets	1.88%	3.59%	5.00%		4.16%	2.50%

Portfolio turnover rate	103%	73%	100%		63%	99%

The Fund commenced operations on May 1, 1994.

(1)	Amount is less than $0.005

Payden Mutual Funds

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN SHORT BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008		2007		2006		2005

Net asset value – beginning of period	$9.74	$9.95		$9.92		$9.91		$10.21

Income (loss) from investment activities:

Net investment income	0.34	0.36		0.45		0.41		0.33

Net realized and unrealized gains (losses)	0.40	(0.21)		0.03		0.01		(0.29)

Total from investment activities	0.74	0.15		0.48		0.42		0.04

Distributions to shareholders:

From net investment income	(0.37)	(0.33)		(0.45)		(0.41)		(0.34)

From net realized gains		(0.00	)(1)

Return of capital		(0.03)		(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.37)	(0.36)		(0.45)		(0.41)		(0.34)

Net asset value – end of period	$10.11	$9.74		$9.95		$9.92		$9.91

Total return	7.74%	1.52%		4.94%		4.37%		0.41%

Ratios/supplemental data:

Net assets, end of period (000s)	$358,387	$343,173		$340,430		$320,592		$360,105

Ratio of gross expense to average net assets	0.59%	0.57%		0.52%		0.50%		0.45%

Ratio of net expense to average net assets	0.53%	0.52%		0.47%		0.45%		0.45%

Ratio of investment income less gross expenses to average net assets	3.35%	3.55%		4.44%		4.13%		3.27%

Ratio of net investment income to average net assets	3.41%	3.60%		4.49%		4.18%		3.27%

Portfolio turnover rate	107%	116%		110%		91%		121%

The Fund commenced operations on January 1, 1994.

PAYDEN U.S. GOVERNMENT FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008		2007		2006		2005

Net asset value – beginning of period	$10.88	$10.56		$10.47		$10.45		$10.78

Income (loss) from investment activities:

Net investment income	0.29	0.36		0.45		0.40		0.31

Net realized and unrealized gains (losses)	0.38	0.32		0.09		0.03		(0.31)

Total from investment activities	0.67	0.68		0.54		0.43		0.00

Distributions to shareholders:

From net investment income	(0.31)	(0.36)		(0.45)		(0.41)		(0.33)

From net realized gains	(0.07)	(0.00	)(1)

Return of capital				(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.38)	(0.36)		(0.45)		(0.41)		(0.33)

Net asset value – end of period	$11.17	$10.88		$10.56		$10.47		$10.45

Total return	6.20%	6.54%		5.29%		4.21%		0.04%

Ratios/supplemental data:

Net assets, end of period (000s)	$102,556	$63,590		$55,844		$41,798		$55,045

Ratio of gross expense to average net assets	0.65%	0.67%		0.70%		0.65%		0.57%

Ratio of net expense to average net assets	0.60%	0.58%		0.52%		0.48%		0.45%

Ratio of investment income less gross expenses to average net assets	2.41%	3.23%		4.13%		3.68%		2.86%

Ratio of net investment income to average net assets	2.46%	3.32%		4.31%		3.85%		2.98%

Portfolio turnover rate	104%	224%		117%		132%		145%

The Fund commenced operations on January 1, 1995.

(1)	Amount is less than $0.005

Prospectus

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN GNMA FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$9.62	$9.73	$9.75	$9.78	$10.10

Income (loss) from investment activities:

Net investment income	0.34	0.42	0.48	0.43	0.31

Net realized and unrealized gains (losses)	0.82	(0.01)	0.00 (1)	0.05	(0.11)

Total from investment activities	1.16	0.41	0.48	0.48	0.20

Distributions to shareholders:

From net investment income	(0.48)	(0.52)	(0.50)	(0.51)	(0.52)

From net realized gains		0.00 (1)

Total distributions to shareholders	(0.48)	(0.52)	(0.50)	(0.51)	(0.52)

Net asset value – end of period	$10.30	$9.62	$9.73	$9.75	$9.78

Total return	12.19%	4.29%	4.94%	5.10%	2.03%

Ratios/supplemental data:

Net assets, end of period (000s)	$617,024	$232,611	$162,851	$141,676	$115,255

Ratio of gross expense to average net assets	0.62%	0.60%	0.54%	0.54%	0.50%

Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of investment income less gross expenses to average net assets	3.14%	3.96%	4.83%	4.24%	3.09%

Ratio of net investment income to average net assets	3.26%	4.06%	4.87%	4.28%	3.09%

Portfolio turnover rate	32%	22%	40%	11%	6%

The Fund commenced operations on August 27, 1999.

PAYDEN CORE BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007		2006	2005

Net asset value – beginning of period	$9.12	$10.07	$10.23		$10.23	$10.72

Income (loss) from investment activities:

Net investment income	0.44	0.46	0.50		0.47	0.36

Net realized and unrealized gains (losses)	1.23	(0.93)	(0.16)		0.01	(0.37)

Total from investment activities	1.67	(0.47)	0.34		0.48	(0.01)

Distributions to shareholders:

From net investment income	(0.48)	(0.48)	(0.50)		(0.47)	(0.42)

From net realized gains						(0.06)

Return of capital			(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.48)	(0.48)	(0.50)		(0.48)	(0.48)

Net asset value – end of period	$10.31	$9.12	$10.07		$10.23	$10.23

Total return	18.67%	(4.97)%	3.44%		4.76%	(0.08)%

Ratios/supplemental data:

Net assets, end of period (000s)	$509,784	$389,029	$687,606		$896,569	$661,575

Ratio of gross expense to average net assets	0.60%	0.55%	0.50%		0.48%	0.45%

Ratio of net expense to average net assets	0.60%	0.55%	0.46%		0.46%	0.45%

Ratio of investment income less gross expenses to average net assets	4.51%	4.53%	4.81%		4.49%	3.48%

Ratio of net investment income to average net assets	4.51%	4.53%	4.85%		4.51%	3.48%

Portfolio turnover rate	79%	315%	244%		243%	210%

The Fund commenced operations on January 1, 1994.

(1)	Amount is less than $0.005

Payden Mutual Funds

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN CORPORATE BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009

Net asset value – beginning of period	$10.00

Income (loss) from investment activities:

Net investment income	0.30

Net realized and unrealized gains (losses)	1.23

Total from investment activities	1.53

Distributions to shareholders:

From net investment income	(0.29)

From net realized gains

Return of capital

Total distributions to shareholders	(0.29)

Net asset value – end of period	$11.24

Total return	15.43	%(1)

Ratios/supplemental data:

Net assets, end of period (000s)	$42,232

Ratio of gross expense to average net assets	0.95	%(2)

Ratio of net expense to average net assets	0.65	%(2)

Ratio of investment income less gross expenses to average net assets	4.44	%(2)

Ratio of net investment income to average net assets	4.74	%(2)

Portfolio turnover rate	66	%(1)

The Fund commenced operations on March 12, 2009.

(1)	Not annualized
(2)	Annualized

PAYDEN HIGH INCOME FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007		2006	2005

Net asset value – beginning of period	$5.86	$8.08	$8.14		$8.11	$8.52

Income (loss) from investment activities:

Net investment income	0.53	0.57	0.58		0.55	0.57

Net realized and unrealized gains (losses)	1.00	(2.19)	(0.04)		0.09	(0.38)

Total from investment activities	1.53	(1.62)	0.54		0.64	0.19

Distributions to shareholders:

From net investment income	(0.52)	(0.57)	(0.60)		(0.54)	(0.60)

From net realized gains

Return of capital	(0.04)	(0.03)	(0.00	)(1)	(0.07)

Total distributions to shareholders	(0.56)	(0.60)	(0.60)		(0.61)	(0.60)

Proceeds from redemption fees	0.00 (3)	0.00 (1)	0.00	(1)	0.00 (1)	0.00 (1)

Net asset value – end of period	$6.83	$5.86	$8.08		$8.14	$8.11

Total return	27.65%	(21.35)%	6.75%		8.19%	2.28%

Ratios/supplemental data:

Net assets, end of period (000s)	$675,842	$180,009	$254,983		$263,119	$238,784

Ratio of gross expense to average net assets	0.65%	0.72%	0.61%		0.59%	0.53%

Ratio of net expense to average net assets	0.65%	0.69%	0.61%		0.59%	0.53%

Ratio of investment income less gross expenses to average net assets	8.08%	7.43%	7.06%		6.77%	6.72%

Ratio of net investment income to average net assets	8.08%	7.40%	7.06%		6.77%	6.72%

Portfolio turnover rate	50%	19%	67%		79%	85%

The Fund commenced operations on December 30, 1997.

(1)	Amount is less than $0.005

Prospectus

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN TAX EXEMPT BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$9.54	$9.87	$9.95	$9.83	$10.15

Income (loss) from investment activities:

Net investment income	0.29	0.34	0.37	0.34	0.32

Net realized and unrealized gains (losses)	0.51	(0.33)	(0.10)	0.13	(0.27)

Total from investment activities	0.80	0.01	0.27	0.47	0.05

Distributions to shareholders:

From net investment income	(0.30)	(0.34)	(0.35)	(0.33)	(0.33)

From net realized gains				(0.02)	(0.04)

Total distributions to shareholders	(0.30)	(0.34)	(0.35)	(0.35)	(0.37)

Net asset value – end of period	$10.04	$9.54	$9.87	$9.95	$9.83

Total return	8.53%	0.04%	2.76%	4.91%	0.40%

Ratios/supplemental data:

Net assets, end of period (000s)	$21,895	$13,231	$14,022	$15,762	$23,614

Ratio of gross expense to average net assets	0.94%	1.05%	1.05%	0.91%	0.80%

Ratio of net expense to average net assets	0.55%	0.53%	0.50%	0.50%	0.50%

Ratio of investment income less gross expenses to average net assets	2.66%	2.92%	2.99%	2.98%	2.95%

Ratio of net investment income to average net assets	3.05%	3.44%	3.54%	3.39%	3.25%

Portfolio turnover rate	24%	50%	12%	24%	25%

The Fund commenced operations on December 21, 1993.

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$9.58	$9.94	$10.04	$9.94	$10.28

Income (loss) from investment activities:

Net investment income	0.34	0.35	0.36	0.36	0.37

Net realized and unrealized gains (losses)	0.52	(0.36)	(0.10)	0.14	(0.34)

Total from investment activities	0.86	(0.01)	0.26	0.50	0.03

Distributions to shareholders:

From net investment income	(0.34)	(0.35)	(0.36)	(0.36)	(0.37)

From net realized gains				(0.04)

Total distributions to shareholders	(0.34)	(0.35)	(0.36)	(0.40)	(0.37)

Net asset value – end of period	$10.10	$9.58	$9.94	$10.04	$9.94

Total return	9.06%	(0.12)%	2.63%	5.13%	(0.29)%

Ratios/supplemental data:

Net assets, end of period (000s)	$44,256	$45,015	$45,449	$43,236	$29,416

Ratio of gross expense to average net assets	0.68%	0.65%	0.66%	0.68%	0.65%

Ratio of net expense to average net assets	0.55%	0.53%	0.50%	0.50%	0.50%

Ratio of investment income less gross expenses to average net assets	3.26%	3.44%	3.44%	3.38%	3.45%

Ratio of net investment income to average net assets	3.39%	3.56%	3.60%	3.56%	3.60%

Portfolio turnover rate	38%	19%	18%	25%	51%

The Fund commenced operations on December 17, 1998.

Payden Mutual Funds

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN GLOBAL SHORT BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008		2007		2006	2005

Net asset value – beginning of period	$9.38	$10.07		$10.15		$10.28	$10.45

Income (loss) from investment activities:

Net investment income	0.34	0.46		0.50		0.42	0.35

Net realized and unrealized gains (losses)	0.51	(0.74)		(0.10)		0.02	(0.14)

Total from investment activities	0.85	(0.28)		0.40		0.44	0.21

Distributions to shareholders:

From net investment income		(0.41)		(0.48)		(0.52)	(0.38)

From net realized gains

Return of capital	(0.34)	(0.00	)(1)	(0.00	)(1)	(0.05)

Total distributions to shareholders	(0.34)	(0.41)		(0.48)		(0.57)	(0.38)

Net asset value – end of period	$9.89	$9.38		$10.07		$10.15	$10.28

Total return	9.26%	(2.90)%		3.97%		4.37%	1.99%

Ratios/supplemental data:

Net assets, end of period (000s)	$59,915	$68,952		$119,731		$180,803	$198,805

Ratio of gross expense to average net assets	0.82%	0.80%		0.61%		0.54%	0.52%

Ratio of net expense to average net assets	0.71%	0.70%		0.57%		0.52%	0.52%

Ratio of investment income less gross expenses to average net assets	3.45%	3.98%		4.71%		4.29%	3.52%

Ratio of net investment income to average net assets	3.56%	4.08%		4.75%		4.31%	3.52%

Portfolio turnover rate	97%	111%		46%		129%	113%

The Fund commenced operations on September 18, 1996.

(1)	Amount is less than $0.005

PAYDEN GLOBAL FIXED INCOME FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$8.21	$8.90	$9.04	$9.76	$9.97

Income (loss) from investment activities:

Net investment income	0.28	0.32	0.37	0.25	0.27

Net realized and unrealized gains (losses)	0.70	(0.52)	(0.03)	0.03	0.20

Total from investment activities	0.98	(0.20)	0.34	0.28	0.47

Distributions to shareholders:

From net investment income	(0.35)	(0.49)	(0.26)	(0.34)	(0.68)

From net realized gains	(0.06)			(0.18)

Return of capital			(0.22)	(0.48)

Total distributions to shareholders	(0.41)	(0.49)	(0.48)	(1.00)	(0.68)

Net asset value – end of period	$8.78	$8.21	$8.90	$9.04	$9.76

Total return	12.13%	(2.45)%	3.85%	3.05%	4.78%

Ratios/supplemental data:

Net assets, end of period (000s)	$102,003	$90,675	$94,776	$158,321	$191,746

Ratio of gross expense to average net assets	0.78%	0.81%	0.65%	0.59%	0.54%

Ratio of net expense to average net assets	0.70%	0.70%	0.64%	0.58%	0.54%

Ratio of investment income less gross expenses to average net assets	3.20%	3.49%	4.08%	2.80%	2.67%

Ratio of net investment income to average net assets	3.28%	3.60%	4.09%	2.81%	2.67%

Portfolio turnover rate	162%	279%	214%	198%	252%

The Fund commenced operations on September 1, 1992.

Prospectus

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN EMERGING MARKETS BOND FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$9.91	$13.55	$13.10	$12.62	$11.77

Income (loss) from investment activities:

Net investment income	0.70	0.72	0.71	0.91	0.72

Net realized and unrealized gains (losses)	3.29	(3.42)	0.35	0.29	0.94

Total from investment activities	3.99	(2.70)	1.06	1.20	1.66

Distributions to shareholders:

From net investment income	(0.66)	(0.77)	(0.61)	(0.39)	(0.81)

From net realized gains

Return of capital		(0.17)		(0.33)

Total distributions to shareholders	(0.66)	(0.94)	(0.61)	(0.72)	(0.81)

Proceeds from redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value – end of period	$13.24	$9.91	$13.55	$13.10	$12.62

Total return	41.17%	(21.19)%	8.34%	9.70%	14.47%

Ratios/supplemental data:

Net assets, end of period (000s)	$241,499	$73,205	$158,208	$68,976	$89,330

Ratio of gross expense to average net assets	0.83%	0.88%	0.81%	0.82%	0.80%

Ratio of net expense to average net assets	0.83%	0.88%	0.80%	0.80%	0.80%

Ratio of investment income less gross expenses to average net assets	6.62%	5.74%	5.41%	6.65%	6.04%

Ratio of net investment income to average net assets	6.62%	5.74%	5.42%	6.67%	6.04%

Portfolio turnover rate	103%	172%	128%	193%	98%

The Fund commenced operations on December 17, 1998.

(1)	Amount is less than $0.005

PAYDEN VALUE LEADERS FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$7.85	$14.16	$12.83	$10.82	$10.70

Income (loss) from investment activities:

Net investment income	0.17	0.27	0.25	0.21	0.31

Net realized and unrealized gains (losses)	0.35	(5.79)	1.30	2.04	0.10

Total from investment activities	0.52	(5.52)	1.55	2.25	0.41

Distributions to shareholders:

From net investment income	(0.20)	(0.28)	(0.22)	(0.24)	(0.29)

From net realized gains		(0.51)

Total distributions to shareholders	(0.20)	(0.79)	(0.22)	(0.24)	(0.29)

Proceeds from redemption fees	0.00 (1)

Net asset value – end of period	$8.17	$7.85	$14.16	$12.83	$10.82

Total return	7.00%	(41.03)%	12.19%	21.10%	3.75%

Ratios/supplemental data:

Net assets, end of period (000s)	$28,363	$36,220	$82,907	$77,403	$33,973

Ratio of gross expense to average net assets	1.04%	0.90%	0.82%	0.88%	0.84%

Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of investment income less gross expenses to average net assets	1.93%	2.00%	1.82%	1.90%	2.28%

Ratio of net investment income to average net assets	2.17%	2.10%	1.84%	1.98%	2.32%

Portfolio turnover rate	60%	101%	66%	67%	69%

The Fund commenced operations on November 1, 1996.

Payden Mutual Funds

APPENDIX C

 Fund Financial Highlights (continued)

PAYDEN U.S. GROWTH LEADERS FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$6.16	$11.30	$8.91	$8.31	$7.09

Income (loss) from investment activities:

Net investment income	0.04	0.01	0.00 (1)	0.00 (1)	0.02

Net realized and unrealized gains (losses)	0.63	(4.63)	2.39	0.60	1.23

Total from investment activities	0.67	(4.62)	2.39	0.60	1.25

Distributions to shareholders:

From net investment income	(0.03)	(0.01)	0.00 (1)		(0.03)

From net realized gains		(0.47)

Return of capital		(0.04)

Total distributions to shareholders	(0.03)	(0.52)	0.00 (1)	0.00	(0.03)

Proceeds from redemption fees	0.00 (3)	0.00 (1)		0.00 (1)

Net asset value – end of period	$6.80	$6.16	$11.30	$8.91	$8.31

Total return	10.92%	(42.86)%	26.84%	7.22%	17.64%

Ratios/supplemental data:

Net assets, end of period (000s)	$66,509	$85,824	$130,625	$66,166	$42,468

Ratio of gross expense to average net assets	1.02%	0.97%	0.95%	1.00%	1.07%

Ratio of net expense to average net assets	1.00%	0.96%	0.93%	1.00%	1.00%

Ratio of investment income less gross expenses to average net assets	0.63%	0.05%	(0.03)%	0.01%	0.14%

Ratio of net investment income to average net assets	0.65%	0.06%	(0.01)%	0.01%	0.21%

Portfolio turnover rate	198%	387%	210%	202%	150%

The Fund commenced operations on June 17, 1999.

PAYDEN GLOBAL EQUITY FUND
(For the Share Outstanding for the Periods Ended October 31st)

	2009		2008

Net asset value – beginning of period	$5.60		$10.00

Income (loss) from investment activities:

Net investment income	(0.00	)(3)	0.03

Net realized and unrealized gains (losses)	0.98		(4.40)

Total from investment activities	0.98		(4.37)

Distributions to shareholders:

From net investment income	(0.03)		(0.03)

From net realized gains	(0.00	)(3)

Total distributions to shareholders	(0.03)		(0.03)

Proceeds from redemption fees	0.00	(3)

Net asset value – end of period	$6.55		$5.60

Total return	17.59%		(43.83	)%(1)

Ratios/supplemental data:

Net assets, end of period	$10,853		$9,580

Ratio of gross expense to average net assets	2.60%		2.89	%(2)

Ratio of net expense to average net assets	1.50%		1.50	%(2)

Ratio of investment income less gross expenses to average net assets	(1.36)%		(0.59	)%(2)

Ratio of net investment income to average net assets	(0.26)%		0.80	%(2)

Portfolio turnover rate	166%		163	%(1)

The Fund commenced operations on March 31, 2008.

(1)	Not annualized
(2)	Annualized

Prospectus

APPENDIX C

 Fund Financial Highlights (continued)

METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
(For a Share Outstanding for the Periods Ended October 31st)

	2009	2008	2007	2006	2005

Net asset value – beginning of period	$14.99	$42.31	$30.40	$23.91	$17.75

Income (loss) from investment activities:

Net investment income	0.03	0.29	0.25	0.18	0.21

Net realized and unrealized gains (losses)	9.16	(24.05)	13.30	8.74	7.27

Total from investment activities	9.19	(23.76)	13.55	8.92	7.48

Distributions to shareholders:

From net investment income		(0.05)	(0.12)	0.00 (2)	(0.12)

From net realized gains		(3.52)	(1.54)	(2.47)	(1.21)

Return of capital	(0.05)

Total distributions to shareholders	(0.05)	(3.57)	(1.66)	(2.47)	(1.33)

Proceeds from redemption fees	0.00 (1)	0.01	0.02	0.04	0.01

Net asset value – end of period	$24.13	$14.99	$42.31	$30.40	$23.91

Total return(1)	61.44%	(61.17)%	46.45%	40.54%	44.97%

Ratios/supplemental data:

Net assets, end of period	$200,981	$167,125	$606,918	$164,157	$31,019

Ratio of gross expense to average net assets	1.52%	1.47%	1.40%	1.71%	3.07%

Ratio of net expense to average net assets	1.50%	1.47%	1.40%	1.24%	1.20%

Ratio of investment income less gross expenses to average net assets	0.16%	0.76%	0.86%	0.78%	(0.77)%

Ratio of net investment income to average net assets	0.18%	0.76%	0.86%	1.25%	1.10%

Portfolio turnover rate	133%	204%	122%	128%	178%

(1)	Total return does not reflect any applicable sales charge
(2)	Amount is less than $0.005

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER for the PAYDEN FUNDS
Payden & Rygel
333 South Grand Avenue
Los Angeles, California 90071

INVESTMENT ADVISER for the METZLER/PAYDEN FUND
Metzler/Payden LLC
333 South Grand Avenue
Los Angeles, California 90071

ADMINISTRATOR
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

CUSTODIAN
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE PAYDEN FUNDS AND THE METZLER/PAYDEN FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Payden Funds and Metzler/Payden Fund, respectively, contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports, for the Payden Funds and Metzler/Payden Fund, respectively, and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625
The Metzler/Payden Investment Group: Investment Company Act File 811-21085

PROSPECTUS

FEBRUARY 26, 2010

» U.S. BOND FUNDS
Payden U.S. Government Fund
(Adviser Class — Ticker Symbol PYUWX)
Payden GNMA Fund
(Adviser Class — Ticker Symbol PYGWX)
Payden Core Bond Fund
(Adviser Class — Ticker Symbol PYCWX)
Payden High Income Fund
(Adviser Class — Ticker Symbol PYHWX)

» GLOBAL BOND FUND
Payden Emerging Markets Bond Fund
(Adviser Class — Ticker Symbol PYEWX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4
Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.86%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.60%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests at least 80% of its total assets in short to intermediate maturity “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds and other bonds and obligations issued or guaranteed by the U.S. Government, or Government sponsored enterprises (such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)).
•ª	The Fund may invest up to 20% of its total assets in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.
•ª	Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of five years.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.

5
Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND (continued)

•ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012.
•ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch 1-5 Year Treasury Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Adviser Class of the Fund, which is offered in this Prospectus, began offering its shares on November 2, 2009. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on January 1, 1995. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class of the Fund would have realized had it existed during the same time period.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rd Q 2001 (4.40%), and the worst quarter was 2nd Q 2004 (−1.96%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden U.S. Government Fund
Before Taxes	2.89%	4.49%	5.02%
After Taxes on Distributions	1.65%	3.14%	3.48%
After Taxes on Distributions and Sale of Fund Shares	1.97%	3.06%	3.40%

Merrill Lynch 1-5 Year Treasury Index	0.23%	4.40%	4.98%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. He has been with Payden since 1991.

6
Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN GNMA FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.77%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.50%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.
•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund is “non-diversified,” which means that the Fund’s adviser, Payden, may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
•ª	The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. In addition, the Fund is subject to the credit risk associated with

7
Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN GNMA FUND (continued)

these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credity quality of the underlying assets.

•ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012.
•ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Merrill Lynch GNMA Master Index
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Adviser Class of the Fund, which is offered in this Prospectus, began offering its shares on November 2, 2009. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on August 27, 1999. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class of the Fund would have realized had it existed during the same time period.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns
During the ten-year period, the Fund’s best quarter was 2nd Q 2002 (3.97%), and the worst quarter was 2nd Q 2004 (−1.27%).

Average Annual Returns Through 12/31/09

Payden GNMA Fund	1 Year	5 Years	10 Years
Before Taxes	6.48%	5.53%	6.35%
After Taxes on Distributions	4.67%	3.67%	4.10%
After Taxes on Distributions and Sale of Fund Shares	4.18%	3.61%	4.07%

Merrill Lynch GNMA Master Index	5.37%	5.57%	6.38%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

8
Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.32%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.86%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover.  The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
•ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.
•ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk.

9
Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND (continued)

•ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.
•ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Aggregate Bond Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Adviser Class of the Fund, which is offered in this Prospectus, began offering its shares on November 2, 2009. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on January 1, 1994. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class of the Fund would have realized had it existed during the same time period.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns
During the ten-year period, the Fund’s best quarter was 3rd Q 2001 (5.60%), and the worst quarter was 2nd Q 2004 (−2.73%).

Average Annual Returns Through 12/31/08	1 Year	5 Years	10 Years

Payden Core Bond Fund
Before Taxes	10.75%	3.98%	5.94%
After Taxes on Distributions	8.87%	2.30%	4.13%
After Taxes on Distributions and Sale of Fund Shares	6.93%	2.40%	4.01%

Barclays Capital Aggregate Bond Index	5.93%	4.97%	6.32%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Kristin Ceva, CFA, is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998.

10
Payden Mutual Funds

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.30%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.92%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (3) municipal debt securities issued by states or by a variety of local governmental organizations; (4) dividend-paying convertible stock; and (5) convertible bonds and preferred stock.
•ª	Under normal market conditions, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
•ª	The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the lower-risk end of the high yield bond spectrum, which Payden believes have stable to improving business prospectus, and (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and credit ratings.
•ª	The Fund’s total investment in securities of issuers organized or headquartered in emerging market countries will not exceed 30% of its total assets.
•ª	The Fund invests up to 20% of its total assets in equity securities of U.S. or foreign issuers.
•ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
•ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

11
Prospectus

FUND SUMMARIES – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND (continued)

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
•ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
•ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
•ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Merrill Lynch High Yield Cash Pay Constrained Index and the Merrill Lynch BB-B High Yield Cash Pay Constrained Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Adviser Class of the Fund, which is offered in this Prospectus, began offering its shares on November 2, 2009. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on December 30, 1997. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class of the Fund would have realized had it existed during the same time period.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns
During the ten-year period, the Fund’s best quarter was 3rd Q 2009 (9.54%), and the worst quarter was 4th Q 2008 (−14.20%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden High Income Fund
Before Taxes	31.76%	3.70%	4.93%
After Taxes on Distributions	28.22%	1.04%	2.04%
After Taxes on Distributions and Sale of Fund Shares	20.64%	1.63%	2.44%

Merrill Lynch High Yield Cash Pay Constrained Index	56.78%	6.24%	6.89%
(The returns for the index are before any deduction for taxes, fees or expenses.)
Merrill Lynch BB-B High Yield Cash Pay Constrained Index	45.98%	5.49%	6.37%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini, a Senior Vice President and portfolio manager, has been with Payden since 2000. Gregory Tornga, a Vice President and portfolio manager, has been with Payden since 2004.

12
Payden Mutual Funds

FUND SUMMARIES – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.38%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.10%

[1] Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of debt securities and similar debt instruments. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) dividend-paying convertible stock; and (4) convertible bonds and preferred stock.
•ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the World Bank, the International Finance Corporation or the United Nations defines as having an emerging or developing economy.
•ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
•ª	Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
•ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

13
Prospectus

FUND SUMMARIES – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS BOND FUND (continued)

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
•ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
•ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
•ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
•ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan EMBI Global Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Adviser Class of the Fund, which is offered in this Prospectus, began offering its shares on November 2, 2009. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on December 17, 1998. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Adviser Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the performance the Adviser Class of the Fund would have realized had it existed during the same time period.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns
During the ten-year period, the Fund’s best quarter was 3rd Q 2009 (12.39%), and the worst quarter was 2nd Q 2004 (−6.52%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Emerging Markets Bond Fund
Before Taxes	28.90%	7.89%	10.64%
After Taxes on Distributions	26.34%	6.10%	7.59%
After Taxes on Distributions and Sale of Fund Shares	18.61%	5.83%	7.35%

J.P. Morgan EMBI Global Diversified Index	29.82%	7.98%	10.89%
(The returns for the index are before any deduction for taxes, fees or expenses.)
J.P. Morgan EMBI Global Index	28.18%	8.10%	10.51%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser.  Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager.  Kristin Ceva, Chartered Financial Analyst (“CFA”), a Managing Principal and portfolio manager, has been with Payden since 1998. Cristina Panait, CFA, a Vice President and portfolio manager, has been with Payden since 2000.

14
Payden Mutual Funds

FUND SUMMARIES – ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase any of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

15
Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN U.S. GOVERNMENT FUND Ticker Symbol PYUWX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests at least 80% of its total assets in short to intermediate maturity “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)). Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. Government Obligations.
•ª	The Fund may invest up to 20% of its total assets in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal debt securities issued by states or by a variety of local governmental organizations; and (5) dividend-paying convertible stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.
•ª	Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of five years. Duration is a mathematical concept which uses anticipated cash flows to measure the price volatility of a security and is calculated in terms of years. For example, when interest rates move up or down, the price of a security with a duration of four years will move roughly twice as much as a security with a duration of two years.
•ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
•ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, mortgage-backed securities issued by GNMA are backed by the full faith and credit of the U.S. Government. On the other hand, mortgage-backed securities issued by FNMA and FHLMC are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012. For further information, please see the “U.S. Government and Agency Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
•ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN GNMA FUND Ticker Symbol PYGWX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	Under normal market conditions, the Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (“GNMA Securities”), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation

16
Payden Mutual Funds

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN GNMA FUND Ticker Symbol PYGWX (continued)

(FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities. This is because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the longer the Fund’s average portfolio maturity, generally the greater the price fluctuation. Finally, the price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
•ª	The Fund is subject to the prepayment risk applicable to the mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency or private entity, as well as the credit quality of the underlying assets. For further information, please see the “Mortgage-Backed Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
•ª	Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA securities are backed by the full faith and credit of the U.S. Government. On the other hand, mortgage-backed securities issued by FNMA and FHLMC are not. However, each of the FNMA and FHLMC benefits from the Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations through 2012. For further information, please see the “U.S. Government and Agency Securities” discussion in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
•ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN CORE BOND FUND Ticker Symbol PYCWX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and company scenario analyses, in making investment decisions.

17
Prospectus

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN CORE BOND FUND Ticker Symbol PYCWX (continued)

•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.
•ª	To the extent the Fund invests in corporate debt securities, the Fund is subject to credit risk, that is, the risk that the corporate issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.
•ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Receivables” discussions in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
•ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
•ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAYDEN HIGH INCOME FUND Ticker Symbol PYHWX

INVESTMENT OBJECTIVE:
The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) dividend-paying convertible stock; and (5) convertible bonds and preferred stock.
•ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities rated below investment grade, or securities that Payden determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
•ª	The Fund emphasizes investments in debt securities of:

—	Issuers with credit ratings at the lower-risk end of the high yield bond spectrum which Payden believes have stable to improving business prospects.
—	Issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and credit ratings.
— Issuers that have undergone leveraged buyouts or recapitalizations.

•ª	The Fund’s total investment in securities of issuers organized or headquartered in emerging market countries will not exceed 30% of its total assets.
•ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
•ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
•ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The price of any security

18
Payden Mutual Funds

MORE FUND INFORMATION – U.S. BOND FUNDS

 PAYDEN HIGH INCOME FUND Ticker Symbol PYHWX (continued)

owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

•ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
•ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

MORE FUND INFORMATION – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS BOND FUND Ticker Symbol PYEWX

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES:

•ª	The Fund invests in a wide variety of debt securities and similar debt instruments. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by foreign companies; (3) dividend-paying convertible stock; and (4) convertible bonds and preferred stock.
•ª	Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries.
•ª	Generally, an “emerging market country” is any country which the World Bank (the International Bank for Reconstruction and Development), the International Finance Corporation or the United Nations defines as having an emerging or developing economy.
•ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
•ª	Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.
•ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
•ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
•ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical spread relationships, as well as economic and company scenario analyses, in making investment decisions.
•ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign companies.
•ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

•ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. Investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns. By investing in the Fund, therefore, you could lose money.

19
Prospectus

MORE FUND INFORMATION – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS BOND FUND Ticker Symbol PYEWX (continued)

•ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
•ª	Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
•ª	The Fund is “non-diversified.” As a result, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

20
Payden Mutual Funds

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to some or all of the Funds, as well as the policies on the disclosure of each Fund’s portfolio holdings.

INFLATION-INDEXED SECURITIES
Each Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES
Each Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES
Each Fund may invest in U.S. asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund may also invest in foreign asset-backed receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES
Most of the Funds purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Funds purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Funds primarily invest in securities issued by one or more of the following GSEs:

•ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

•ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee

21
Prospectus

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

•ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

•ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

EXCHANGE-TRADED FUNDS
Each Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.
ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Barclays corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
Each of the Payden High Income Fund and the Global Bond Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB−), Moody’s (at least Baa3) or Fitch (at least BBB−), or are securities determined by the Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.
Changes in foreign exchange rates may adversely affect the value of a Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

22
Payden Mutual Funds

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

FOREIGN CURRENCY TRANSACTIONS
Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds) and the Global Bond Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DELAYED DELIVERY TRANSACTIONS
Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS
Each Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Fund may invest some or all of its assets in derivative instruments. Such Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage

23
Prospectus

MORE ABOUT STRATEGIES, RISKS
AND DISCLOSURE OF PORTFOLIO HOLDINGS

risk, each Fund will segregate assets determined to be liquid by its investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES
During times when Payden believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
A Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

24
Payden Mutual Funds

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
Payden & Rygel (“Payden”) located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and currently has approximately $50 billion of assets under management.
Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including for example the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.
Kristin Ceva is a Principal who joined Payden in 1998 and has 18 years experience in the investment management business. Asha Joshi is a Managing Principal; she joined Payden in 1994 and has 25 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 28 years experience in the investment management business. Joan Payden is President and founder of Payden and has 39 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 25 years experience in the investment management business. James Sarni is a Managing Principal who joined Payden in 1991 and has 27 years experience in the investment management business. Mary Beth Syal is a Managing Principal; she joined Payden in 1991 and has 25 years experience in the investment management business. Scott Weiner is a Managing Principal who joined Payden in 1993 and has 26 years experience in the investment management business. James Wong is a Principal; he joined Payden in 1995 and has 18 years experience in the investment management business.
Fund Portfolio Managers. Payden typically follows a team approach in the management of the Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for each of the Funds are as follows:
U.S. Government Fund. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has overall responsibility over the broad aspects of the Funds’ investments, and she and David Ballantine, CFA, a Principal and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Ballantine has been with Payden since 1991 and in the investment management business for 21 years.
GNMA Fund. David Ballantine and Gary Greenberg, CFA, a Senior Vice President and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment. Mr. Greenberg has been with Payden and in the investment management business since 1995.
Core Bond Fund. Michael Salvay, CFA, a Managing Principal and portfolio manager, and Kristin Ceva, CFA, a Managing Principal and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment. Mr. Salvay has been with Payden since 1997 and in the investment business for 25 years.
High Income Fund. Sabur Moini, a Senior Vice President and portfolio manager, has been with Payden since 2000 and in the investment management business for 17 years. Mr. Moini, together with Gregory Tornga, a Vice President and portfolio manager, have overall responsibility for the Fund’s investments, including portfolio construction, security selection and risk assessment. Mr. Tornga has been with Payden and in the investment management business since 2004.
Emerging Markets Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she and Cristina Panait, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Panait has been with Payden and in the investment management business since 2000.
With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Funds.
As indicated under the “Fees and Expenses” section of certain Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to those particular Funds, the Total Annual Fund Operating Expenses (exclusive of Rule 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.
For the fiscal year ended October 31, 2009, Payden earned a fee as a percentage of each Fund’s average net assets, net of expense reimbursements or fee waivers, from each Fund as follows: Payden U.S. Government Fund, 0.23%; Payden GNMA Fund, 0.15%; Payden Core Bond Fund, 0.28%; Payden High Income Fund, 0.35%; and Payden Emerging Markets Bond Fund, 0.45%.
A discussion regarding the basis for the approval by the P&R Trust Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Funds’ Internet site at payden.com.

25
Prospectus

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing a Fund’s investment in an Acquired Fund, the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.
With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.
With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

HOW TO PURCHASE SHARES
You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

26
Payden Mutual Funds

SHAREHOLDER INFORMATION

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

Minimum Investments
The minimum initial and additional investment amounts for the Adviser Class of each of the Funds for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

By Check

1. Complete the appropriate New Account Application that is applicable to the Funds.

2.	Make the check payable, as appropriate, to the “Payden Funds” and mail the check or checks, along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire

1.	Complete the appropriate New Account Application that is applicable to the Payden Funds and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
Payden Funds:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number
Identify which Payden Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.
All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will

27
Prospectus

SHAREHOLDER INFORMATION

be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Adviser Class of each of the Funds to pay asset-based sales charges or distribution and services fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Funds’ distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class of each of the Funds. As indicated in the table in the “Fees and Expenses” discussion for each of the Funds, this fee is included in the Total Annual Fund operating Expenses for each Fund. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Adviser Class shares of any Fund may only be exchanged for Adviser Class shares of any other Fund. The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.
In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount of Adviser Class shares from one Fund for investment in Adviser Class shares or another Fund on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption Procedures discussed in this Prospectus.
By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Checkwriting. Checkwriting is available for investors of the Payden GNMA Fund. Each check you write on your Payden GNMA Fund account must be at least $500. To obtain checks, call 1-800-572-9336 for a Check Writing Signature Verification Form and Agreement, which you should then complete and return it to the Fund. To pay the check, the Fund redeems shares from your Fund account based on the net asset value per share computed on the day the check is presented to the Fund for payment. You may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. The Fund may charge a transaction fee of $2.00 per check to your account, if you have total assets with the P&R Trust of less than $25,000. The Fund reserves the right to modify or terminate the checkwriting privilege on 30 days’ notice.
The Fund credits checks received to your account on the day received by the Fund. The Fund may charge a $20.00 fee on the account if a check is returned because it fails to meet the Fund’s checkwriting criteria or if there are insufficient funds in the account.

Automated Investment Programs. You may use two programs for automated investments in the Funds.
Electronic Investment Program. You may elect to make additional investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment.

28
Payden Mutual Funds

SHAREHOLDER INFORMATION

You have two investment options. First, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,000, with additional investments through the ACH of at least $250.
Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments through the ACH of at least $250. If the Fund receives your telephone request or internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

•ª	Your financial institution must be a member of the ACH.

•ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

•ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

•ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

•ª	You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to the Funds offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

•ª	To add bank information to an existing account.

•ª	To change your existing bank account of record.

•ª	To add telephone privileges.

•ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

•ª	To change registered account holders.

Account Redemptions.

•ª	To request a redemption in excess of $100,000, which must be in writing.

•ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

•ª	To request redemption proceeds to be mailed to an address other than the address of record.

•ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

•ª	To request a redemption within 30 days of an address change.

•ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

•ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

29
Prospectus

SHAREHOLDER INFORMATION

HOW TO REDEEM SHARES
Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. Except as indicated under the “Redemption Fees” discussion in the “Market Timing Activities and Redemption Fees” section in this Prospectus, the Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.
Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.
Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.
A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES AND REDEMPTION FEES

Market Timing Activities. Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For the equity Fund or certain fixed income Funds, such as the Payden High Income Fund or Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.
As a result, the Board of Trustees for the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders, including with respect to two of the Funds a redemption fee as discussed below. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.
None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

Redemption Fees. The P&R Trust Board of Trustees has determined that, with respect to the Payden High Income and Payden Emerging Markets Bond Funds, there is a greater possibility of frequent trading, and thus the Board of Trustees has adopted a redemption fee for each of these Funds. In each case, you will be charged a redemption fee equal to 2% of the value of the shares being redeemed if you redeem or exchange shares of any of these Funds within thirty (30) days of purchase of the shares. This fee will be retained by the Fund to help offset the expenses incurred due to short-term trading and to benefit the Fund’s long-term shareholders.
Shares you have held the longest will always be redeemed first. Although each Fund has a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as

30
Payden Mutual Funds

SHAREHOLDER INFORMATION

redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within thirty (30) days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

DIVIDENDS AND DISTRIBUTIONS
The Funds declare and distribute dividends to shareholders as follows: (1) monthly, for each of the Payden Core Bond, Payden High Income, and Payden Emerging Markets Bond Funds, and (2) each of the Payden U.S. Government and Payden GNMA Funds accrues and declares dividends daily and distributes them to shareholders monthly.
Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Dividends paid by all Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss.
Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.
Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each of the Funds respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to their shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

FINANCIAL HIGHLIGHTS
Financial performance information is not presented for any of the Funds as the Adviser Class shares have no operating history.

31
Prospectus

APPENDIX A

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.
AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.
AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

32
Payden Mutual Funds

APPENDIX A

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

33
Prospectus

APPENDIX A

 Description of Ratings (continued)

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

34
Payden Mutual Funds

APPENDIX A

 Description of Ratings (continued)

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

35
Prospectus

APPENDIX B

 Payden Funds Privacy Notice

The Payden Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

•ª	The Fund application, or other forms;
•ª	Oral conversations or written correspondence between you and our representatives;
•ª	Your transactions with us; and
•ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER
Payden & Rygel
333 South Grand Avenue
Los Angeles, California 90071

ADMINISTRATOR
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

CUSTODIAN
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Funds contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds, and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP
PAYDEN FUNDS
PAYDEN CASH RESERVES MONEY MARKET FUND
Investor Class – Ticker Symbol PBHXX
PAYDEN LIMITED MATURITY FUND
Investor Class – Ticker Symbol PYLMX
PAYDEN SHORT BOND FUND
Investor Class – Ticker Symbol PYSBX
PAYDEN U.S. GOVERNMENT FUND
Investor Class – Ticker Symbol PYUSX
Adviser Class – Ticker Symbol PYUWX
PAYDEN GNMA FUND
Investor Class – Ticker Symbol PYGNX
Adviser Class – Ticker Symbol PYGWX
PAYDEN CORE BOND FUND
Investor Class – Ticker Symbol PYCBX
Adviser Class – Ticker Symbol PYCWX
PAYDEN CORPORATE BOND FUND
Investor Class – Ticker Symbol PYACX
PAYDEN HIGH INCOME FUND
Investor Class – Ticker Symbol PYHRX
Adviser Class – Ticker Symbol PYHWX
PAYDEN TAX EXEMPT BOND FUND
Investor Class – Ticker Symbol PYTEX
PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Investor Class – Ticker Symbol PYCRX
PAYDEN VALUE LEADERS FUND
Investor Class – Ticker Symbol PYVLX
PAYDEN U.S. GROWTH LEADERS FUND
Investor Class – Ticker Symbol PUGLX
PAYDEN GLOBAL EQUITY FUND
Investor Class – Ticker Symbol PYGEX
PAYDEN GLOBAL SHORT BOND FUND
Investor Class – Ticker Symbol PYGSX
PAYDEN GLOBAL FIXED INCOME FUND
Investor Class – Ticker Symbol PYGFX
PAYDEN EMERGING MARKETS BOND FUND
Investor Class – Ticker Symbol PYEMX
Adviser Class – Ticker Symbol PYEWX
THE METZLER/PAYDEN INVESTMENT GROUP
METZLER/PAYDEN FUND
METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
Investor Class – Ticker Symbol MPYMX
333 South Grand Avenue
Los Angeles, California 90071
1-800-572-9336
STATEMENT OF ADDITIONAL INFORMATION
February 26, 2010
The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with seventeen funds available for investment, sixteen of which are listed above. The Metzler/Payden Investment Group (the “M/P Trust”) is a professionally managed, open-end management investment company with one fund, also listed above, available for investment. This Statement of Additional Information (“SAI”) contains information about the seventeen funds listed above. This SAI contains information in addition to the information set forth in the combined prospectus for the seventeen funds dated February 26, 2010 and the prospectus for Adviser Class shares of each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income and Payden Emerging Markets Bond Funds, dated February 26, 2010 (the two prospectuses shall be referred to collectively in this SAI as the “Prospectus”). The SAI is not a prospectus and should be read in conjunction with the Prospectus. In addition, the combined Annual Report to Shareholders for the fiscal year ended October 31, 2009 for sixteen of the P&R Trust’s funds and the M/P Trust’s one fund is incorporated by reference into this SAI. You may order copies of the Prospectus and the Annual Report without charge at the address or telephone number listed above.

TABLE OF CONTENTS

THE P&R TRUST AND THE M/P TRUST	3
FUNDAMENTAL AND OPERATING POLICIES	3
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS	7
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	39
MANAGEMENT OF THE P&R TRUST AND THE M/P TRUST	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	50
INVESTMENT ADVISORY AND OTHER SERVICES	52
PORTFOLIO MANAGERS	60
PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES	64
PURCHASES AND REDEMPTIONS	65
TAXATION	66
FUND PERFORMANCE	70
OTHER INFORMATION	71

2

THE P&R TRUST AND THE M/P TRUST
The Payden & Rygel Investment Group (the “P&R Trust”) was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of each of the sixteen funds listed under the heading “The Payden & Rygel Investment Group” on the cover page of this SAI. The Metzler/Payden Investment Group (the “M/P Trust”) was organized as a Delaware business trust on March 22, 2002. The M/P Trust is a professionally managed, open-end management investment company which is registered under the 1940 Act. The M/P Trust currently offers shares of the one fund listed under the heading “The Metzler/Payden Investment Group” on the cover page of this SAI. The sixteen funds of the P&R Trust are known (and sometimes referred to in this SAI) as the “Payden Funds.” Payden & Rygel (“Payden”) is the investment adviser to the Payden Funds. The Metzler/Payden European Emerging Markets Fund of the M/P Trust is known (and sometimes referred to in this SAI) as the “Metzler/Payden Fund.” Metzler/Payden LLC (“Metzler/Payden”) is the investment adviser to the Metzler/Payden Fund. Throughout this SAI when discussing these seventeen funds generally, the funds may be referred to individually as a “Fund,” and collectively as the “Funds.” References to a Fund’s investment adviser include Payden and Metzler/Payden, as applicable.
FUNDAMENTAL AND OPERATING POLICIES
Each Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for a Fund (the “Fund’s Board”) determines that a Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Fund’s Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.
PAYDEN FUNDS — FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. Except for the Payden Global Equity Fund, no Payden Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden Global Equity Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.
(2) COMMODITIES. No Payden Fund may purchase or sell commodities or commodity contracts, except that (i) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may enter into financial and currency futures contracts and options on such futures contracts, (ii) each Payden Fund, other than the Payden Cash Reserves Money Market, Payden U.S. Government, Payden GNMA, Payden Tax Exempt Bond, and Payden California Municipal Income Funds may enter into forward foreign currency exchange contracts (the Payden Funds do not consider such contracts to be commodities), and (iii) each Payden Fund, other than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. No Payden Fund may make loans, except that (i) each Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) each Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) each Payden Fund, other than the Payden U.S. Government Fund, may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked to market” daily at no less than 100% of the loan amount).
(4) MARGIN. Except for the Payden Global Equity Fund, no Payden Fund may purchase securities on margin, except that (i) each Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) each Payden Fund, other

3

than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may make margin deposits in connection with futures contracts and options on futures contracts.
(5) MORTGAGING. No Payden Fund may mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. No Payden Fund may purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. Except for the Payden Global Equity Fund, no Payden Fund may effect short sales of securities.
(10) UNDERWRITING. No Payden Fund may underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. No Payden Fund may issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission.
(12) GLOBAL DIVERSIFICATION. Under normal market conditions, each of the Payden Global Fixed Income and Payden Global Short Bond Funds invests at least 65% of its total assets in debt securities of issuers located in at least three countries (one of which may be the United States).
(13) TAX EXEMPT SECURITIES. Under normal market conditions, each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds invests at least 80% of the value of its net assets in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”).
(14) INDUSTRY DIVERSIFICATION. The Payden Value Leaders Fund will not purchase any security which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (ii) wholly owned finance companies are considered to be in the industries of their parents, (iii) Standard and Poors Depository Receipts (“SPDRs”) and other similar derivative instruments are divided according to the industries of their underlying common stocks, and (iv) utilities are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.
(15) BELOW INVESTMENT GRADE DEBT. The Payden High Income Fund invests at least 80% of its total assets in debt securities rated below investment grade, or those determined by Payden to be of comparable quality.
PAYDEN FUNDS — OPERATING POLICIES
As a matter of non-fundamental operating policy:

4

(1) CONTROL OF PORTFOLIO COMPANIES. No Payden Fund may invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. No Payden Fund may purchase a security if, as a result of such purchase, more than 15% (in the case of the Payden Cash Reserves Money Market Fund, 10%) of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) INVESTMENT COMPANIES. No Payden Fund may purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.
(4) OIL AND GAS PROGRAMS. No Payden Fund may purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
(5) BORROWING. The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).
(6) TAX EXEMPT SECURITIES. Under normal circumstances, the Payden California Municipal Income Fund invests at least 80% of the value of its net assets in securities of the State of California, local governments and governmental authorities within California and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from California personal income taxes.
(7) CORPORATE BONDS. The Payden Corporate Bond Fund will invest at least 80% of its total assets in corporate bonds or similar debt instruments.
(8) INVESTMENT GRADE SECURITIES. The Payden Corporate Bond Fund will invest at least 80% of its total assets in debt instruments or similar income producing instruments that are rated investment grade, or those determined by Payden to be of comparable quality.

5

METZLER/PAYDEN FUND — FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. The Metzler/Payden Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).
(2) COMMODITIES. The Metzler/Payden Fund may not purchase or sell commodities or commodity contracts, except that (i) the Metzler/Payden Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) the Metzler/Payden Fund may enter into forward foreign currency exchange contracts (the Metzler/Payden Fund does not consider such contracts to be commodities), and (iii) the Metzler/Payden Fund may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. The Metzler/Payden Fund may not make loans, except that (i) the Metzler/Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) the Metzler/Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) the Metzler/Payden Fund may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked to market” daily at no less than 100% of the loan amount).
(4) MARGIN. The Metzler/Payden Fund may not purchase securities on margin, except that (i) the Metzler/Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) the Metzler/Payden Fund may make margin deposits in connection with futures contracts and options on futures contracts.

6

(5) MORTGAGING. The Metzler/Payden Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. The Metzler/Payden Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. The Metzler/Payden Fund may not effect short sales of securities.
(10) UNDERWRITING. The Metzler/Payden Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. The Metzler/Payden Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission.
METZLER/PAYDEN FUND — OPERATING POLICIES
As a matter of non-fundamental operating policy:
(1) CONTROL OF PORTFOLIO COMPANIES. The Metzler/Payden Fund may not invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. The Metzler/Payden Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) INVESTMENT COMPANIES. The Metzler/Payden Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.
(4) OIL AND GAS PROGRAMS. The Metzler/Payden Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS
The investment objectives and general investment policies of each of the Funds are described in the Prospectus. Additional information concerning investment strategies/techniques and the characteristics of certain of the Funds’ investments, as well as related risks, is set forth below.
The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
FUND DIVERSIFICATION
Each of the Payden High Income Fund and Payden Cash Reserves Money Market Fund is classified as a “diversified” fund. Each of the other Funds is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of a

7

non-diversified Fund’s assets in securities of a limited number of issuers, each non-diversified Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

8

EQUITY AND EQUITY-BASED SECURITIES
Common Stocks
Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.
The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stock prices. In some cases, the U.S. Government has acted to bail out select institutions, such as insurers; however, the risks associated with investment in stocks of such institutions has nonetheless increased substantially.
Congress has passed legislation to provide the U.S. Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions. There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.
Preferred Stocks
Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

9

Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. As indicated in the Prospectus, certain of the Funds may invest in REITs. An investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Depository Receipts
American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.
Convertible Securities and Warrants
A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s

10

worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.
Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.
Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, no Payden Fund or Metzler/Payden Fund will invest more than 5% of its total assets in warrants.
FIXED INCOME SECURITIES
U.S. Treasury Obligations
U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).
U.S. Government Agency Securities
U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.
Inflation-Indexed Securities
Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.
As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (CPI)). The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

11

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.
The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.
Foreign Government Obligations
Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.
Bank Obligations
Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Such indebtedness may be secured or unsecured. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured

12

loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
A Fund may limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the relevant Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loan participation are considered to be debt obligations for purposes of investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is a conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each of the Funds relies on the research of the Fund’s investment adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Corporate Debt Securities
Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the relevant Fund’s investment adviser will also monitor issuers of such securities.
High Yield Bonds
Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

13

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining a Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.
Mortgage-Related Securities
Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. A Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.
If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
Government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.
As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.
Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24th, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the

14

originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.
Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.
Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment
Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

15

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.
Other Asset-Backed Receivables
Other asset-backed securities, unrelated to mortgage loans, are now being offered to investors. For example, asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARSsm”) and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.
Consistent with a Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.
Floating Rate and Variable Rate Demand Notes
Floating rate and variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. A Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
Obligations with Puts Attached
Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.
These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.

16

The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Money Market Obligations
Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the relevant Fund’s investment adviser to be of comparable quality.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
As permitted under the 1940 Act and the rules thereunder, the Payden Funds and the Metzler/Payden Fund may acquire the shares of affiliated funds and of unaffiliated funds (collectively, “Acquired Funds”).
Each Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.
Generally, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:
(A)	The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)	The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)	Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
In addition, each Fund may acquire shares of unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:
(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)	The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3)of the Conduct Rules of the FINRA applicable to funds of funds.

(F)	The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)	The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.
Acquired Funds typically incur fees that are separate from those fees incurred directly by each Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only a proportionate share of the expenses of the Acquired Funds held by a Fund, but also expenses of the Fund.
Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until Payden or Metzler/Payden determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the Acquired Funds in which each Fund invests are made independently of the Fund.
INVESTMENTS IN EXCHANGE-TRADED FUNDS (“ETFs”)
The Payden Funds and the Metzler/Payden Fund also invest directly in exchange-traded funds. The Acquired Funds in which a Fund invests may also invest in ETFs. Investments in shares of ETFs by a Fund or an Acquired Fund in which a Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).
An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, each investment adviser believes that the movement of the share prices of the ETFs in which the Funds invest should closely track the movement of the particular stock index or basket of securities to which it is related.
INVESTMENTS BY FUNDS AND BY ACQUIRED FUNDS IN WHICH THE FUNDS INVEST
Each Fund may invest directly in the types of securities specified in the Prospectus and this SAI. In addition, investments by the Acquired Funds, and consequently by each Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by a Fund include the Fund’s “direct” investments, as well as its “indirect” investments (i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.
COUNTRY FUNDS
Subject to the provisions of the 1940 Act and the restrictions set forth in the Prospectus and elsewhere in this SAI, a Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.
MONEY MARKET FUNDS
To maintain liquidity, each Fund may invest in money market funds. Under normal circumstances, a money market investment made by the Payden Tax Exempt Bond Fund will be in Federal tax-free mutual funds. As a matter of operating policy, none of the Funds anticipates investing more than 15% of its total assets in money market funds, except that each Payden Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund series. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by a Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.
REPURCHASE AGREEMENTS
To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.
Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.
SHORT SALES
The Payden Global Equity Fund may engage in short sales of stocks. A short sale involves a sale by a Fund of a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund

17

must borrow the security (typically from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the Fund must pay to the broker a negotiated portion of any interest or dividends, which accrue during the period of the loan, and must pledge assets to the broker to secure its obligation to replace the securities. The aggregate value of the assets required to be pledged to secure the Fund’s obligation will vary based upon, among other things, the types of assets pledged and the extent to which any cash proceeds from short sales continue to be held by the broker. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated may increase or decrease daily. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.
While short sales by the Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
The Fund may not always be able to close out a short position at a particular time or at a desirable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an undesirable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, and may incur a loss as a result of, the short sale.
ILLIQUID SECURITIES
As a matter of operating policy, no Fund may invest more than 15% (or in the case of the Payden Cash Reserves Money Market Fund, more than 10%) of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Each Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on

18

resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, each Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.
PAYDEN CASH RESERVES MONEY MARKET FUND
The operations of the Payden Cash Reserves Money Market Fund are governed by Rule 2a-7 under the 1940 Act. Under the rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less, and invest only in securities determined by the P&R Trust’s Board of Trustees to be of high quality with minimal credit risks.
FOREIGN INVESTMENTS
The Prospectus describes the extent to which each of the Funds may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).
Risks of Foreign Investing
There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.
Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.
Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.
Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

19

Market Characteristics. The Funds’ investment advisers expect that most foreign securities in which any Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.
Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
The value of a Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.
Costs. The expense ratio of a Fund investing in foreign securities (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.
MUNICIPAL SECURITIES
Each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds invests primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

20

Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.
Payden may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Payden California Municipal Income Fund’s exposure to interest rate changes.
Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
Certain of the municipal securities in which each Fund may invest, and certain of the risks of such investments, are described below.
Moral Obligation Securities
Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Zero Coupon Securities
Zero coupon securities are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.
Mortgage-Backed Securities
Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.
Municipal Lease Obligations
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default

21

and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.
Subject to its ability to invest in below investment grade municipal securities, a Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Fund’s investment adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Fund’s investment adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.
Short-Term Obligations
Short-term municipal obligations include the following:
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Floating Rate and Variable Rate Demand Notes
Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.
A Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
A Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.
Obligations with Puts Attached
Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts

22

are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.
These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
SPECIAL RISKS OF INVESTING PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES [To be updated in the final 485(b) filing.]
The Payden California Municipal Income Fund invests primarily in California tax-exempt securities. The value of its portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as “California” or the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this SAI primarily from official statements and legislative analyses relating to the State’s budget, and from official statements for securities offerings of the State.
General Economic Conditions
Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and financial services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.
Since 2008, California, along with the United States, has been experiencing the most severe economic recession since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, have weighed heavily on the State economy. The mounting number of unemployed in the State also resulted in sharp declines in consumer spending and anticipated tax revenues, increasing the financial strain on hard-hit industries and on government spending plans. The current fiscal stress and cashflow problems facing the State have been exacerbated by the national recession and ongoing turmoil in the global financial and credit markets. While analysts have suggested that the housing market may be stabilizing and consumer spending appears to be nearing a bottom, any upturn in the current economy is projected to be slow due to the State’s high unemployment and contracted credit environment. There can be no assurance that the negative economic and fiscal trends will not continue or become more difficult.
As of December 2009, California’s unemployment was 12.4%, compared to 8.7% in November 2008, and employment growth in the State fell by 5.7% during the same year-over-year period. Despite month-to-month variability in recent employment data, job losses and the rate of unemployment in the State have moderated significantly since May 2009. The slowdown in the State’s job growth continues to affect all industry sectors.
Geography. California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or

23

wildfires could create major dislocation of the California economy and significantly affect State and local governmental budgets.
State Budgets
Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.
Due to historic revenue shortfalls in 2008 and 2009, the Legislature and Governor had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. Preliminary projections for the 2010-11 fiscal year suggest that the State will continue to face multi-billion dollar budget gaps through at least fiscal year 2012-13, absent prompt corrective action, due to ongoing revenue shortfalls and the elimination or expiration of certain enacted budget solutions.
Current Budget. The California State Budget for the 2009-10 fiscal year (the “2009 Budget Act”), enacted on February 20, 2009, projected General Fund revenues and transfers of $97.7 billion and authorized expenditures of $92.2 billion for the fiscal year ended June 30, 2010. The $5.5 billion difference between General Fund resources and expenditures was expected to cover the 2008-09 budget deficit of $2.3 billion and establish a General Fund reserve of $3.2 billion as of June 30, 2010. The 2009 Budget Act assumed that the State would implement all of the Governor’s proposed budget-balancing solutions, which were subsequently rejected by voters in the May 19 special election creating a budget shortfall of $5.8 billion for the 2009-10 fiscal year.
In May and June 2009, the State Legislature adopted revisions to the 2009 Budget Act (the “Revised 2009 Budget”) in response to a projected budget deficit of $21.3 billion for the 2009-10 fiscal year (due to the defeat of the Governor’s proposals, sharp declines in revenue and a $6.2 billion deficit projected for the 2008-09 fiscal year). The Revised 2009 Budget projected General Fund revenues and transfers of $89.1 billion and authorized expenditures of $83.5 billion.
A further amendment to the 2009 Budget Act (the “Amended 2009 Budget”) was enacted on July 28, 2009 in response to an increased projected budget deficit of $26.3 billion (due to further deterioration of the State’s fiscal condition since May 2009 and delay in enacting budget solutions). The Amended 2009 Budget projected General Fund revenues and transfers of $89.5 billion and authorized expenditures of $84.6 billion.
On November 30, 2009, the Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, released its annual “California Fiscal Outlook” report (the “LAO Report”). The LAO Report concluded that the Amended 2009 Budget’s projections regarding General Fund revenues and several major budget solutions were overly optimistic and forecast that the Legislature will need to address budget deficits of at least $20 billion in each of the 2010-11, 2011-12 and 2012-13 fiscal years. The LAO expressed concern that “the scale of the [projected]

24

deficits is so vast that we know of no way that the Legislature, the Governor, and the voters can avoid making additional, very difficult choices about state priorities.”
Proposed Budget. The Governor’s Budget for the 2010-11 fiscal year (“2010 Governor’s Budget”) projected General Fund revenues and transfers of $85.5 billion and proposed expenditures of $82.9 billion for the 2010-11 fiscal year. Absent its proposed budget solutions, the 2010 Governor’s Budget projected a $19.9 billion deficit as of June 30, 2011 (due primarily to continued revenue shortfalls). The 2010 Governor’s Budget proposed to close the deficit through the recoupment of funds from the U.S. Government for federally mandated programs, substantial reduction in General Fund expenditures in 2010 and 2011, and elimination of certain State-funded programs. With the proposed budget’s corrective actions, the Governor’s Budget projects a $1 billion available reserve at the end of the 2010-11 fiscal year.
On January 12, 2010, the LAO released its report entitled “Overview of the Governor’s Budget” (the “LAO Overview”), which analyzed the 2010 Governor’s Budget. The LAO Overview stated that the projected General Fund revenues and expenditures in the 2010 Governor’s Budget were reasonable but slightly optimistic compared to LAO’s projections. The LAO also expressed concern regarding the likelihood of California securing all the federal funding sought by the Governor and noted that the State’s “inability to secure the federal funds...will mean the state must make even more difficult spending and revenue decisions than it would otherwise.”
Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.
Significant Deterioration of State Finances. Although the 2009 Budget Act was in operating balance at the time it was adopted in February 2009, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. At the same time, the worldwide credit contraction, including in the municipal bond market, resulted in a dramatic decrease in the normal volume of bond and note transactions, which limited the State’s ability to obtain necessary financing. In July and August 2009, the State Controller was forced to issue nearly $2.6 billion in registered warrants (IOUs) to pay non-mandated State obligations to prevent a severe cash deficit. The IOUs were able to be redeemed by recipients with interest beginning on September 4, 2009. Since many of the legislative actions taken to balance the Amended 2009 Budget have been either one-time actions, involved loans to be repaid or relied on temporary revenue increases or federal stimulus, the State has projected budget deficits of $7.4 billion in fiscal year 2010-11, $15.5 billion in fiscal year 2011-12 and $15.1 billion in fiscal year 2012-13, absent additional budget solutions.
Deficit Solutions. In the Amended 2009 Budget, the State adopted $24.1 billion in budget solutions and adjusted the estimated General Fund reserve for the 2009-10 fiscal year to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 billion in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs.
In its LAO Report, the LAO forecasts that California will need to address a General Fund deficit of approximately $23 billion by fiscal year 2012-13 (nearly $8 billion more than deficit projected

25

by the Amended 2009 Budget) absent prompt legislative action. The LAO Report attributed its negative fiscal outlook to the State’s obligation in fiscal year 2012-13 to repay borrowed funds to local governments pursuant to Proposition 1A. The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may struggle with insolvency in future fiscal years.
Constraints on the Budget Process. Proposition 58, approved in March 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restrict future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the deteriorating economic conditions and the rapidly expanding budget deficit in fiscal year 2008-09, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems. In conjunction with the issuance of the 2010 Governor’s Budget on January 8, 2010, the Governor declared another fiscal emergency and called a special session of the Legislature.
Proposition 58 also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a special reserve (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each of the 2008-09 and 2009-10 fiscal years.
Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
State Indebtedness
General Obligation Bonds and Revenue Bonds. As of February 1, 2010, the State had approximately $84.1 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. The current estimate of the interest to be paid on the principal amount

26

outstanding is approximately $64.6 billion. As of February 1, 2010, general obligation bond authorizations of approximately $48.8 billion remained unissued.
Ratings. As of February 19, 2010, the State’s general obligation bonds were rated Baa1 by Moody’s, A- by Standard & Poor’s (“S&P”), and BBB by Fitch Ratings. Though bonds issued by the State remain “investment grade” according to each ratings agency, California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. The agencies continue to monitor the State’s budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.
Infrastructure Planning. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State’s infrastructure. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children’s hospitals and $900 million for mortgage loans to California veterans. The State government has also proposed placing additional measures on the ballot in the November 2010 general election for voters to consider, authorizing at least $11 billion of new general obligation bonds for various water management, drought relief and groundwater protection projects. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund other infrastructure projects.
Local Government
The primary units of local government in California are the counties, which vary significantly in size and population. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.
Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Senate Constitutional Amendment No. 4, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.
Constitutional and Legislative Factors.
Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of the Payden California Municipal Income Fund.
Effect of other State Laws on Bond Obligations.
Some of the California Municipal Securities that the Payden California Municipal Income Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.
Litigation
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.
On June 30, 2009, the California Court of Appeals, Third Appellate District, held in Shaw v. People ex rel. Chiang that the State in the 2007 Budget Act improperly appropriated $1.2 billion in sales and use taxes collected on vehicle fuel to make debt service payments on various transportation bonds and fund various transportation-related programs. The California Supreme Court denied the State’s petition for review on September 30, 2009 and the matter has been remanded to the trial court for further proceedings consistent with the Court of Appeals’ decision.
On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The LAO has recommended that the State eliminate the annual funding costs by aligning California special education regulations with federal law. If the Legislature does not approve the settlement agreement, trial in this matter has been set for December 2009.
On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.
On August 18, 2008, the U.S District Court, District of California, Western Division, granted in part a preliminary injunction in Independent Living Center of Southern California v. Shewry (“Independent Living Center”), a Medi-Cal case by various Medi-Cal service providers to bar the State from implementing the 10% reduction in reimbursement rates adopted by the State in July 2008. The district court’s injunctions were made effective as of August 18, 2008. On appeal, the Ninth Circuit Court of Appeals affirmed the district court’s injunction and further found that the injunction should apply to services rendered on or after July 1, 2008. The Los Angeles Superior Court denied a similar motion for preliminary injunction by different plaintiffs in California Medical Association v. Shewry, and the plaintiffs intend to appeal seeking the retrospective relief awarded by the Ninth Circuit Court in Independent Living Center. A final decision adverse to the State in these two cases could result in costs to the General Fund of $816 million.
On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs – California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals – allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.
DERIVATIVE INSTRUMENTS
In pursuing their individual objectives, each of the Funds (except the Payden Cash Reserves Money Market Fund) may purchase and sell (write) put options and call options on securities, securities indexes, commodity indexes and foreign currencies, and may enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”), except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Each of the Funds (except the Payden Cash Reserves Money Market Fund) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

27

Each Fund (except the Payden Cash Reserves Money Market Fund) also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Such Funds may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Fund’s Board of Trustees determines that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which a Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
A Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For a Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes
A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the

28

exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes
There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes,

29

during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options
A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund (except the Payden Cash Reserves Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. As described in the Prospectus, one or more of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made.
A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

30

Limitations on Use of Futures and Futures Options
A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each such Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.
Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option

31

permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.
The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts
There are several additional risks associated with transactions in commodity futures contracts.

32

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as droughts, floods, weather, livestock diseases, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements
Each Fund (except the Payden Cash Reserves Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, total return swaps and credit default and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party

33

agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase.
Consistent with a Fund’s investment objective and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Payden Value Leaders and Payden Cash Reserves Money Market Funds) may write (sell) and purchase put and call swap options.
Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counter party may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, a Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets (for the Metzler/Payden Fund, 15% of the Fund’s total assets). If a Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain

34

restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

35

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Each Fund (except the Payden Cash Reserves Money Market Fund, the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Fund’s investment adviser in accordance with established procedures in an amount sufficient to meet such commitments.
A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with procedures established by the Fund’s Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund

36

could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
FOREIGN CURRENCY TRANSACTIONS
As indicated in the Prospectus, certain Funds may enter into foreign currency transactions. A Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.
At the maturity of a forward currency contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
If a Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

37

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
LENDING OF PORTFOLIO SECURITIES
To realize additional income, certain of the Funds may lend securities with a value of up to 30% of their respective total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily. A Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Fund’s Board of Trustees and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.
TEMPORARY DEFENSIVE MEASURES
Each Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.
BORROWING
Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions). In addition, in the case of the Payden Global Equity Fund, the Fund may borrow money to the full extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund. The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.
Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent a Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

38

AVERAGE MATURITY AND DURATION CALCULATIONS
Average Maturity
The portfolio average maturity of a Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage backed securities and asset backed securities.
Duration
One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.
For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.
Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.
The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term to maturity. For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.
DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Board of Trustees of each of the P&R Trust and the M/P Trust has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of each of its Funds. You may obtain a listing of the portfolio holdings of any Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Funds, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.
Employees of the following third-party service providers, whose job responsibilities require them to have access to a Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information.
None of the Funds, their investment advisers, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of a Fund. Further, there are no ongoing arrangements for any Fund to make available to any

39

person information on the Fund’s portfolio holdings outside the disclosure policy just described. Finally, the Fund’s Chief Compliance Officer must approve any disclosure of the Fund’s portfolio holdings that is outside the terms of this disclosure policy.
There can be no guarantee that a Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.
MANAGEMENT OF THE P&R TRUST AND THE M/P TRUST
THE P&R TRUST
TRUSTEES AND OFFICERS
The Trustees of the P&R Trust are responsible for the overall management of the Payden Funds, including establishing the Payden Funds’ policies, general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Payden Funds’ daily operations, are appointed by the Board of Trustees.
Board of Trustees
The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE

Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 62	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company)

Gerald S. Levey, M.D. 333 South Grand Avenue Los Angeles, CA 90071 Age: 72	Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine, at the University of California, Los Angeles	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company)

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 64	Trustee	1993	Chief Executive Officer, Automobile Club of Southern California	All (17)	Director, Blue Shield of California (health insurance company); Director, Forest Lawn Memorial Park (mortuary and cemetery)

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: 67	Trustee	2008	President, Holy Name University, Oakland	All(17)	None

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: 59	Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	All(17)	Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, control products Rockwell Collins (aerospace and communications company)

40

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE

Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 66	Trustee	1992	Chairman of the Board, Rose Hills Company (mortuary and cemetery)	All (17)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing)

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	1992	Private Investor	All (17)	Director, Avis Budget Group, Inc. (car rental company)

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 77	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (17)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 47	Trustee	2009	Managing Principal, Payden & Rygel	All (17)

Mary Beth Syal 333 South Grand Avenue Los Angeles, CA 90071 Age: 46	Trustee	2000	Managing Principal and Director, Payden & Rygel	All (17)

*	“Interested persons” of the P&R Trust by virtue of their affiliation with Payden.
Board of Trustee Committees.
The Board of Trustees has three standing committees: the Audit and Governance Committee, the Pricing Committee and the Nominating Committee. The Audit and Governance Committee is responsible for general supervision of and relations with the P&R Trust’s independent registered public accounting firm and oversight from the Board perspective of the annual auditing process, including retaining the P&R Trust’s independent registered public accounting firm and approval of the annual audit plan. In addition, the Committee is responsible for setting policy on governance issues for the Board. The seven Independent Trustees are members of the Committee, and Thomas V. McKernan serves as Chairman of the Committee. The Audit Committee met five times during the fiscal year ended October 31, 2009.
The Pricing Committee is responsible for general oversight of the P&R Trust’s pricing policies and procedures for securities in which the Payden Funds invest as applied on a day-to-day basis by the P&R Trust’s management. It is also responsible for recommending changes in these policies and procedures for adoption by the Board of Trustees. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the members of the Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee met four times during the fiscal year ended October 31, 2009.
The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Jr., Independent Trustees, are the members of the Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 2009. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.
Trustee Compensation.
Each Independent Trustee currently receives an annual retainer of $40,000, plus $3,000 for each regular Board of Trustees meeting and/or committee meeting attended, $2,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $2,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2009 to the Trustees who are not affiliated with Payden and the aggregate compensation paid to such Trustees for services on the P&R Trust’s Board. The P&R Trust does not maintain a retirement plan for its Trustees.

41

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
	AGGREGATE	ACCRUED AS	ANNUAL	FROM P&R TRUST
	COMPENSATION	PART OF P&R	BENEFITS	AND P&R TRUST
	FROM P&R	TRUST	UPON	COMPLEX
NAME	TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEE
W.D. Hilton, Jr.	$70,000	None	N/A	$70,000
Gerald S. Levey, M.D.	$68,000	None	N/A	$68,000
Thomas V. McKernan	$70,000	None	N/A	$70,000
Rosemarie T. Nassif*	$68,000	None	N/A	$68,000
Andrew J. Policano*	$66,000	None	N/A	$66,000
Dennis C. Poulsen	$68,000	None	N/A	$68,000
Stender E. Sweeney	$68,000	None	N/A	$68,000

*	Elected to the Board of Trustees on December 11, 2008
P&R Trust Fund Shares Owned by Trustees as of December 31, 2009.

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*
Independent Trustees
W. D. Hilton, Jr		Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden High Income Fund	$1 - $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Value Leaders Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Global Short Bond Fund	Over $100,000
Gerald S. Levey, M.D	None	None
Thomas V. McKernan		Over $100,000
Payden Value Leaders Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden High Income Fund	Over $100,000
Rosemarie T. Nassif	None	None
Andrew J. Policano	None	None
Dennis C. Poulsen		$10,001 - $50,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	$1 - $10,000
Payden High Income Fund	$1 - $10,000
Stender E. Sweeney		Over $100,000
Payden High Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Global Equity Fund	$1 - $10,000
Payden California Municipal Income Fund	$50,001 - $100,000
Payden Short Bond Fund	$50,001 - $100,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Tax Exempt Bond Fund	$1- $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden Value Leaders Fund	$10,001 - $50,000
Payden Cash Reserves Money Market Fund	$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Global Equity Fund	$50,001 - $100,000
Payden Global Fixed Income Fund	$1 - $10,000
Payden High Income Fund	$10,001 - $50,000
Mary Beth Syal	None	None

42

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; and over $100,000.

Officers
The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

43

YEAR FIRST
ELECTED AS
	POSITION	AN OFFICER
	WITH	OF P&R	PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	P&R TRUST	TRUST	DURING PAST 5 YEARS

Joan A. Payden	Chairman,	1992	President, Chief Executive
333 South Grand Avenue	CEO and		Officer and Director,
Los Angeles, CA 90071	Trustee		Payden & Rygel
Age: 77

Brian W. Matthews	Vice President	2003	Managing Principal,
333 South Grand Avenue	and Chief		CFO and Director,
Los Angeles, CA 90071	Financial		Payden & Rygel
Age: 48	Officer

Yot Chattrabhuti	Vice President	1997	Principal, Mutual Fund
333 South Grand Avenue			Operations, Payden & Rygel
Los Angeles, CA 90071 Age: 53

Bradley F. Hersh	Vice President	1998	Vice President and Treasurer,
333 South Grand Avenue	and Treasurer		Payden & Rygel
Los Angeles, CA 90071 Age: 40

David L. Wagner	Vice President	1996	Senior Vice President,
333 South Grand Avenue	and Chief		Risk Management, Payden & Rygel
Los Angeles, CA 90071	Compliance Officer
Age: 58

Edward S. Garlock	Secretary	1997	Managing Principal, General
333 South Grand Avenue			Counsel, Chief Compliance Officer
Los Angeles, CA 90071			and Director, Payden & Rygel
Age: 58
Codes of Ethics
Each of the P&R Trust, Payden and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.
Proxy Voting Policies and Procedures
Effective June 9, 2003, the Board of Trustees adopted the P&R Trust’s “Proxy Voting Policy and Procedures,” pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Payden Funds to Payden as part of Payden’s general investment management responsibilities, subject to the continuing oversight of the Board of Trustees. Under the policy, Payden shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Payden shall provide to the Board a record of each proxy voted with respect to portfolio securities of each of the Payden Funds during the year. The delegation by the Board to Payden of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of each of the Payden Funds during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.
Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the P&R Trust by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the P&R Trust and that does not subordinate the P&R Trust’s interests to its own. With respect to several common issues

44

that are presented, Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden’s general proxy voting policies, Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Payden may purchase for a Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden as follows. If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden. However, if the general proxy voting policy does not further the interests of the Fund, Payden will then seek specific instructions from the Fund.
THE M/P TRUST
TRUSTEES AND OFFICERS
The Trustees are responsible for the overall management of the Metzler/Payden Fund, including establishing the Metzler/Payden Fund’s policies, general supervision and review of its investment activities. Delaware law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the M/P Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The M/P Trust officers, who administer the Metzler/Payden Fund’s daily operations, are appointed by the Board of Trustees.
Board of Trustees.
The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the M/P Trust, as defined in the 1940 Act.

45

				NUMBER OF
	POSITION	YEAR FIRST		M/P TRUST
	WITH	ELECTED AS		SERIES
	M/P	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE	TRUST	OF M/P TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE
Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 62	Trustee	2002	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust, and Managing Trustee, Fuller — Austin Trust	All (1)	Trustee, The Payden & Rygel Investment Group (registered investment company)

Gerald S. Levey, M.D. 333 South Grand Avenue Los Angeles, CA 90071 Age: 72	Trustee	2002	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine, at the University of California, Los Angeles	All (1)	Trustee, The Payden & Rygel Investment Group (registered investment company)

Interested Trustee*

Michael Klaus 333 South Grand Avenue Los Angeles, CA 90071 Age: [49]	Trustee	2009	Partner and Head of Financial Markets, B. Metzler seel. Sohn & Co. KGaA	All (1)	None

*	“Interested person” of the M/P Trust, as defined in the 1940 Act, by virtue of his affiliation with Metzler/Payden.

46

Board of Trustee Committees.
The Board of Trustees has three standing committees: the Audit and Governance Committee, the Pricing Committee and the Nominating Committee. The Audit and Governance Committee is responsible for general supervision of and relations with the M/P Trust’s independent auditing firm and oversight from the Board perspective of the annual auditing process, including retaining the M/P Trust’s independent registered public accounting firm and approval of the annual audit plan. In addition, the Committee is responsible for setting policy on governance issues for the Board. The two Independent Trustees are members of this Committee, and Gerald S. Levey serves as Chairman of the Committee. The Audit Committee met five times during the fiscal year ended October 31, 2009.
The Pricing Committee is responsible for general oversight of the M/P Trust’s Pricing Policy as applied on a day-to-day basis by the M/P Trust’s management and Metzler/Payden. It is also responsible for recommending changes in the Policy for adoption by the Board of Trustees. W. D. Hilton, Jr. and Michael Klaus are the members of the Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee met four times during the fiscal year ended October 31, 2009.
The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the M/P Trust. W. D. Hilton, Jr. and Gerald S. Levey, M.D., Independent Trustees, are the members of the Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 2009. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Metzler/Payden Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.
Trustee Compensation.
Each Independent Trustee currently receives an annual retainer of $12,500, plus $1,250 for each regular Board of Trustees meeting and/or committee meeting attended, $1,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $1,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The following table sets forth the aggregate compensation paid by the M/P Trust for the fiscal year ended October 31, 2009, to the Independent Trustees and the aggregate compensation paid to such Trustees for services on the M/P Trust’s Board. The M/P Trust does not maintain a retirement plan for its Trustees.

PENSION OR
RETIREMENT
		BENEFITS	ESTIMATED	TOTAL
	AGGREGATE	ACCRUED AS	ANNUAL	COMPENSATION
	COMPENSATION	PART OF M/P	BENEFITS	FROM M/P TRUST
	FROM M/P	TRUST	UPON	COMPLEX
NAME	TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEE
W.D. Hilton, Jr.	$24,500	None	N/A	$24,500
Gerald S. Levey, M.D.	$24,500	None	N/A	$24,500
Fund Shares Owned by Trustees as of December 31, 2009.

	DOLLAR RANGE OF	AGGREGATE DOLLAR RANGE OF
NAME	FUND SHARES OWNED*	SHARES OWNED IN ALL FUNDS*
Independent Trustees
W.D. Hilton, Jr.		Over $100,000
Metzler/Payden European Emerging Markets Fund	Over $100,000
Gerald S. Levey, M.D	None	None
Interested Trustees
Michael Klaus	None	None

47

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; and Over $100,000.
Officers
The current officers of the M/P Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

		YEAR FIRST
	POSITION	ELECTED AS
	WITH	AN OFFICER	PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	M/P TRUST	OF M/P TRUST	DURING PAST 5 YEARS
Scott J. Weiner 333 South Grand Avenue Los Angeles, CA 90071 Age: 49	President	2002	Managing Principal, Payden and Rygel

Frank Peter Martin 333 South Grand Avenue Los Angeles, CA 90071 Age: 47	Executive Vice President	2002	Executive Vice President, Metzler/Payden, LLC Managing Director, Metzler Investment GmbH

Brian W. Matthews 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Chief Financial Officer	2003	Managing Principal and Chief Financial Officer, Payden & Rygel

Yot Chattrabhuti 333 South Grand Avenue Los Angeles, CA 90071 Age: 53	Vice President	2002	Principal, Mutual Fund Operations, Payden & Rygel

Bradley F. Hersh 333 South Grand Avenue Los Angeles, CA 90071 Age: 40	Vice President and Treasurer	2002	Vice President and Treasurer, Payden & Rygel

David L. Wagner 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Vice President and Chief Compliance Officer	2002	Senior Vice President Risk Management, Payden & Rygel

Edward S. Garlock 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Secretary	2002	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

48

Code of Ethics
Each of the M/P Trust, Metzler/Payden and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Metzler/Payden Fund.
Proxy Voting Policy and Procedures
Effective June 9, 2003, the Board of Trustees adopted the M/P Trust’s “Proxy Voting Policy and Procedures,” pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Metzler/Payden Fund to Metzler/Payden as part of Metzler/Payden’s general investment management responsibilities, subject to the continuing oversight of the Board of Trustees. Under the policy, Metzler/Payden shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Metzler/Payden shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Metzler/Payden Fund during the year. The delegation by the Board to Metzler/Payden of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the M/P Trust voted proxies relating to portfolio securities of the Metzler/Payden Fund during the most 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the U.S. SEC’s website at www.sec.gov
Metzler/Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the M/P Trust by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the M/P Trust and that does not subordinate the M/P Trust’s interests to its own. With respect to several common issues that are presented, Metzler/Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Metzler/Payden will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Metzler/Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Metzler/Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Metzler/Payden’s general proxy voting policies, Metzler/Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Metzler/Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Metzler/Payden may purchase for the Metzler/Payden Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Metzler/Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Metzler/Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Metzler/Payden as follows. If one of Metzler/Payden’s general proxy voting policies described above applies to the proxy issue in question, Metzler/Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Metzler/Payden. However, if the general proxy voting policy does not further the interests of the Fund, Metzler/Payden will then seek specific instructions from the Fund.

49

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
THE P&R TRUST
Control Persons
As of February 1, 2010, the following persons held of record 25% or more of the outstanding shares of the Payden Funds. The P&R Trust has no other information regarding the beneficial ownership of such shares:

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	57.46%

PAYDEN GNMA FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	47.28%

PAYDEN U.S. GROWTH LEADERS FUND
TASB Risk Management Fund	Austin, TX	32.37%
Charles Schwab & Co., as Nominee	San Francisco, CA	27.55%

PAYDEN CASH RESERVES MONEY MARKET FUND
Union Bank of California	San Diego, CA	41.27%

PAYDEN GLOBAL SHORT BOND FUND
National Financial Services Corp., as Nominee	New York, NY	25.50%

PAYDEN CORE BOND FUND
Jicarilla Apache Nation	Dulce, NM	36.66%

PAYDEN CORE BOND FUND, ADVISER CLASS
State Street as Custodian FBO Caraustar Industries Retirement Plan	North Quincy, MA	100.00%

PAYDEN LIMITED MATURITY FUND
City of Jacksonville	Jacksonville, FL	28.15%

PAYDEN U.S. GOVERNMENT FUND
Valley Medical Center, as Nominee	Renton, WA	45.93%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS
E. Garlock	Pasadena, CA	100.00%

PAYDEN TAX EXEMPT BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	66.30%

PAYDEN GLOBAL FIXED INCOME FUND
National Financial Services Corp., as Nominee	New York, NY	45.15%

PAYDEN EMERGING MARKETS BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	47.76%

PAYDEN EMERGING MARKETS BOND FUND, ADVISER CLASS
A. Busche	Huntington Beach, CA	78.79%

PAYDEN HIGH INCOME FUND, ADVISER CLASS
E. Garlock	Pasadena, CA	100.00%

PAYDEN CORPORATE BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	43.30%

PAYDEN GLOBAL EQUITY FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	59.74%
If any of the above Funds held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.
Principal Holders of Securities
As of February 1, 2010, the following persons held of record 5% or more of the outstanding shares of the Payden Funds. The P&R Trust has no other information regarding the beneficial ownership of such shares:

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	57.46%
P. Pollock	Beverly Hills, CA	8.30%

PAYDEN GNMA FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	47.28%
National Financial Services Corp., as Nominee	New York, NY	13.25%
Ameritrade Inc., as Nominee	Omaha, NE	8.90%
North Dakota University	Bismark, ND	7.77%

PAYDEN GNMA FUND, ADVISER CLASS
R. Williams & S. Williams	Aitkin, MN	22.44%
D. Miller & E . Scott	Bisbee, AZ	16.59%
S. Hakala & D. Hakala	Mechanicville, NY	16.56%
Eleanor Bull Trust	Yellow Springs, OH	16.44%
Edmond Brian Crawford Trust	Reno, NV	16.35%
JJ Van Lodan Trust	Roseville, CA	11.61%

PAYDEN U.S. GROWTH LEADERS FUND
TASB Risk Management Fund	Austin, TX	32.37%
Charles Schwab & Co., as Nominee	San Francisco, CA	27.55%
Lon V. Smith Foundation	Beverly Hills, CA	9.27%
National IAM Benefit Trust Fund	Washington, DC	8.90%

PAYDEN CASH RESERVES MONEY MARKET FUND
Union Bank of California	San Diego, CA	41.27%
The San Francisco Foundation	San Francisco, CA	11.46%
Google Foundation	Mountain View, CA	6.28%

PAYDEN VALUE LEADERS FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	14.79%
Lon V. Smith Foundation	Beverly Hills, CA	14.13%
National IAM Benefit Trust Fund	Washington, DC	10.40%

PAYDEN GLOBAL SHORT BOND FUND
National Financial Services Corp., as Nominee	New York, NY	25.50%
Ameritrade Inc., as Nominee	Omaha, NE	15.97%
Charles Schwab & Co., as Nominee	San Francisco, CA	10.11%
Owensboro Medical Health Systems	Owensboro, KY	8.64%
Pew Charitable Trust	Philadelphia, PA	5.77%

PAYDEN CORE BOND FUND
Jicarilla Apache Nation	Dulce, NM	36.66%
Charles Schwab & Co., as Nominee	San Francisco, CA	11.41%
Mac & Co., as Nominee	Pittsburgh, PA	7.22%

PAYDEN CORE BOND FUND, ADVISER CLASS
State Street as Custodian FBO Caraustar Industries Retirement Plan	North Quincy, MA	100.00%

PAYDEN SHORT BOND FUND
National Financial Services Corp., as Nominee	New York, NY	15.08%
North Dakota University	Bismark, ND	10.74%
Charles Schwab & Co., as Nominee	San Francisco, CA	9.05%
Benefit Trust Co FBO PHH Investments	Overland Park, KS	8.60%
SEI Private Trust, as Trustee	Oaks, PA	6.60%
National IAM Benefit Trust Fund	Washington, DC	6.30%
Ameritrade Inc., as Nominee	Omaha, NE	5.13%

PAYDEN LIMITED MATURITY FUND
City of Jacksonville	Jacksonville, FL	28.15%
National Financial Services Corp., as Nominee	New York, NY	7.70%
Charles Schwab & Co., as Nominee	San Francisco, CA	7.37%
SEI Private Trust, as Trustee	Oaks, PA	6.96%

PAYDEN U.S. GOVERNMENT FUND
Valley Medical Center, as Nominee	Renton, WA	45.93%
Jicarilla Apache Nation	Dulce, NM	12.80%
Wells Fargo Bank NA, as Trustee	Minneapolis, MN	12.34%
National Financial Services Corp., as Nominee	New York, NY	7.88%
Public Hospital District 2 of King County	Minneapolis, MN	6.40%
Charles Schwab & Co., as Nominee	San Francisco, CA	5.75%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS
E. Garlock	Pasadena, CA	100.00%

PAYDEN TAX EXEMPT BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	66.30%
Vanguard Brokerage Services, as Nominee	Valley Forge, PA	9.99%
Ameritrade Inc., as Nominee	Omaha, NE	8.20%

PAYDEN GLOBAL FIXED INCOME FUND
National Financial Services Corp., as Nominee	New York, NY	45.15%
TASB Risk Management Fund	Austin, TX	19.73%
Charles Schwab & Co., as Nominee	San Francisco, CA	15.12%
Ameritrade Inc., as Nominee	Omaha, NE	10.14%

PAYDEN HIGH INCOME FUND
National Financial Services Corp., as Nominee	New York, NY	24.02%
Lauer Co., as Nominee	Philadelphia, PA	17.15%
Charles Schwab & Co., as Nominee	San Francisco, CA	10.49%

PAYDEN HIGH INCOME FUND, ADVISER CLASS
E. Garlock	Pasadena, CA	100.00%

PAYDEN EMERGING MARKETS BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	47.76%
National Financial Services Corp., as Nominee	New York, NY

PAYDEN EMERGING MARKETS BOND FUND, ADVISER CLASS
A. Busche	Huntington Beach, CA	78.79%
M. Hendrixson	Garnet Valley, PA	10.66%
J. Reindl	Indianapolis, IN	10.55%

PAYDEN CORPORATE BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	43.30%
National Financial Services Corp., as Nominee	New York, NY	15.50%
Jicarilla Apache Nation	Dulce, NM	10.79%
Mac & Co., as Nominee	Pittsburgh, PA	5.87%
SEI Private Trust, as Trustee	Oaks, PA	5.70%
J. Payden Living Trust	Los Angeles, CA	5.65%

PAYDEN GLOBAL EQUITY FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	59.74%
Jicarilla Apache Nation	Dulce, NM	10.06%
J. Payden Living Trust	Los Angeles, CA	8.36%
Strafe Co. FBO Primus Funds	Westerville, OH	8.29%
SEI Private Trust, as Trustee	Oaks, PA	7.96%
National IAM Benefit Trust Fund	Washington, DC	5.74%

50

THIS PAGE INTENTIONALLY LEFT BLANK

51

Management Ownership
As of February 1, 2010, the Trustees and officers of the P&R Trust, collectively, owned less than 1% of the outstanding shares of each of the Payden Funds, except for the Payden Global Equity Fund, 11.90%; Payden Corporate Bond Fund, 6.03%; Payden U.S. Growth Leaders Fund, 5.73%; Payden California Municipal Income Fund, 4.82%; Payden Value Leaders Fund, 3.71%; and Payden Emerging Markets Bond Fund, 1.83%.
THE M/P TRUST
Control Persons
As of February 1, 2010, the following persons held of record 25% or more of the outstanding shares of the Metzler/Payden Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 54.79%. The M/P Trust has no other information regarding the beneficial ownership of such shares.
If the Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.
Principal Holders of Securities
As of February 1, 2010, the following persons held of record 5% or more of the outstanding shares of the Metzler/Payden Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 54.79%; and Ameritrade Inc., as Nominee, Omaha, NE, 7.43%. The M/P Trust has no other information regarding the beneficial ownership of such shares.
Management Ownership
As of February 1, 2010, the Trustees and officers of the M/P Trust, collectively owned less than 1% of the outstanding shares of the Metzler/Payden Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISERS
THE P&R TRUST
Adviser — Payden Funds
Payden & Rygel was founded in 1983 as an independent investment counseling firm specializing in the management of short term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden & Rygel is owned by its President and CEO, Joan Payden, who is the

52

majority shareholder, ten Managing Principals and eight Principals, all of whom are active in the firm’s operations. As of January 31, 2010, its staff consisted of 150 employees, 57 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 280 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $50 billion, with approximately $5 billion invested globally.
Payden provides investment management services to the Payden Funds pursuant to an Investment Management Agreement with the P&R Trust dated as of June 24, 1992, as amended from time to time (the “Payden Agreement”). The Payden Agreement provides that Payden will pay all expenses incurred in connection with managing the ordinary course of a Fund’s business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to Federal, state or other governmental agencies; (vii) the fees of any trade associations of which the P&R Trust may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of a Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
The Payden Agreement provides that Payden receives a monthly fee from each Fund at the following annual rates:

FUND	FEE
Payden Cash Reserves Money Market Fund	0.15% of average daily net assets

Payden Limited Maturity Fund	0.28% for the first $1 billion of average daily net assets
Payden Short Bond Fund	0.25% of average daily net assets above $1 billion
Payden U.S. Government Fund
Payden Core Bond Fund

Payden Corporate Bond Fund	0.35% of average daily net assets

Payden GNMA Fund	0.27% of average daily net assets

Payden High Income Fund	0.35% of average daily net assets

Payden Tax Exempt Bond Fund	0.32% for the first $500 million of average daily net assets
0.28% of average daily net assets for the next $500 million
0.25% of average daily net assets above $1 billion

Payden California Municipal Income Fund	0.32% for the first $1 billion of average daily net assets
0.25% of average daily net assets above $1 billion

Payden Global Short Bond Fund	0.30% of the first $2 billion of average daily net assets
Payden Global Fixed Income Fund	0.25% of average daily net assets above $2 billion

Payden Emerging Markets Bond Fund	0.45% of average daily net assets

Payden Value Leaders Fund	0.50% for the first $2 billion of average daily net assets
0.30% of average daily net assets above $2 billion

Payden U.S. Growth Leaders Fund	0.60% for the first $1 billion of average daily net assets
0.50% of average daily net assets above $1 billion

Payden Global Equity Fund	0.95% of average daily net assets

53

Gross fees earned by Payden, Fund expenses subsidized by Payden and the net advisory fee or net expense subsidy for the past three fiscal years ended October 31 for all Payden Funds are shown below. The Payden Global Equity Fund and the Payden Corporate Bond Fund commenced operations on March 31, 2008 and March 12, 2009, respectively.

	FISCAL YEAR ENDED OCTOBER 31
	2007 (000S)			2008 (000S)			2009 (000S)
			NET			NET			NET
	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY
Payden Cash Reserves Money Market Fund	$866	$(902)	$(36)	$1,613	$(1,340)	$273	$1,633	$(1,520)	$113
Payden Limited Maturity Fund	434	(215)	219	377	(220)	157	207	(171)	36
Payden Short Bond Fund	901	(170)	731	1,017	(200)	817	1,008	(216)	792
Payden U.S. Government Fund	147	(95)	52	180	(61)	119	229	(41)	188
Payden GNMA Fund	417	(67)	350	533	(200)	333	1,402	(647)	755
Payden Core Bond Fund	2,258	(357)	1,901	1,482	—	1,482	1,259	—	1,259
Payden Corporate Bond Fund	—	—	—	—	—	—	68	(58)	10
Payden High Income Fund	951	—	951	687	(52)	635	1,472	—	1,472
Payden Tax Exempt Bond Fund	45	(76)	(31)	46	(75)	(29)	55	(67)	(12)
Payden California Municipal Income Fund	140	(69)	71	149	(52)	97	141	(57)	84
Payden Global Short Bond Fund	418	(57)	361	247	(79)	168	159	(61)	98
Payden Global Fixed Income Fund	372	(9)	363	284	(103)	181	293	(80)	213
Payden Emerging Markets Bond Fund	597	(7)	590	515	—	515	523	—	523
Payden Value Leaders Fund	411	(17)	394	312	(60)	252	154	(75)	79
Payden U.S. Growth Leaders Fund	546	(18)	528	776	(9)	767	387	(12)	375
Payden Global Equity Fund	—	—	—	49	(71)	(22)	67	(78)	(11)
The Payden Funds are responsible for their own operating expenses. Payden has contractually agreed to reduce fees payable to it by certain Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate Total Annual Fund Operating Expenses or Net Annual Fund Operating Expenses (in each case, excluding interest and tax expenses), as applicable, to the limit set forth in the Fees and Expenses Table (each an “expense limitation”) of the Prospectus. Any such reductions made by Payden in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the respective Fund to Payden, if so requested by Payden, in subsequent fiscal years if the aggregate amount actually paid by such Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable expense limitation on Fund expenses. Payden is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of a Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s applicable expense limitation, Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Payden Agreement provides that Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to

54

the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden’s duties or from reckless disregard by Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden Agreement will continue in effect with respect to each Payden Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for each such Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of each such Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden Agreement by vote cast in person at a meeting called for such purpose. The Payden Agreement terminates upon assignment and may be terminated with respect to a Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
THE M/P TRUST
Adviser — Metzler/Payden Funds
Metzler/Payden, founded in 1998, is a joint venture owned equally by Payden and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG (“Metzler”) of Frankfurt, Germany. It currently has approximately $2.3 billion of assets under management. Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $50 billion in assets under management. Metzler is a major German financial institution, and through its various subsidiaries, is one of the leading investment managers in Germany. It manages assets totaling 42 billion euro for institutional clients and mutual funds, including European equity and balanced funds.
Metzler/Payden’s focus is the management of equity and fixed income securities in both the domestic and global markets. Portfolios are actively managed according to client approved guidelines and benchmarks. In addition to its own employees, Metzler/Payden’s investment management process utilizes different teams, composed of personnel made available by Payden and Metzler pursuant to a Service Agreement, which are responsible for the day-to-day management of client portfolios, including the Metzler/Payden Fund, within the broad investment parameters set by Metzler/Payden’s Co-Chief Investment Officers.
Metzler/Payden provides investment management services to the Metzler/Payden Fund pursuant to an Investment Management Agreement with the M/P Trust dated as of June 21, 2002, as amended from time to time (the “Metzler/Payden Agreement”). The Metzler/Payden Agreement provides that Metzler/Payden will pay all expenses incurred in connection with managing the ordinary course of the Metzler/Payden Fund’s business, except the following expenses, which are paid by the Metzler/Payden Fund: (i) the fees and expenses incurred by the Metzler/Payden Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Metzler/Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the M/P Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Metzler/Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Metzler/Payden Fund to Federal, state or other governmental agencies; (vii) the fees of any trade associations of which the M/P Trust may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Metzler/Payden Fund and of its shares with the SEC, registering the M/P Trust as a broker or dealer and qualifying the shares of the Metzler/Payden Fund under state securities laws, including the preparation and printing of the M/P Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor

55

services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the M/P Trust’s business, and (xii) any expenses assumed by the M/P Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
The Metzler/Payden Agreement provides that Metzler/Payden receives a monthly fee from the Metzler/Payden Fund at the following annual rate:

FUND	FEE
Metzler/Payden European Emerging Markets Fund	0.75% of average daily net assets
Gross fees earned by Metzler/Payden, Metzler/Payden Fund expenses subsidized by Metzler/Payden and the net advisory fee or net expense subsidy for the past three fiscal years ended October 31 for the Metzler/Payden Fund are shown below.

	FISCAL YEAR ENDED OCTOBER 31
	2007 (000S)			2008 (000S)			2009
			NET			NET			NET
	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY
Metzler/Payden European Emerging Markets Fund	$3,122	$—	$3,122	$3,698	—	$3,698	$1,054	$(31)	$1,023
The Metzler/Payden Fund is responsible for its own operating expenses. Metzler/Payden has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Metzler/Payden Fund’s aggregate Total Annual Fund Operating Expenses (excluding interest and tax expenses) to 1.50%. Any such reductions made by Metzler/Payden in its fees or payment of expenses which are the Metzler/Payden Fund’s obligation are subject to reimbursement by the Fund to Metzler/Payden, if so requested by Metzler/Payden, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed this expense limitation on Fund expenses. Metzler/Payden is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of the Metzler/Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s applicable expense limitation, Metzler/Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Metzler/Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Metzler/Payden shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Metzler/Payden Agreement provides that Metzler/Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Metzler/Payden Fund in connection with the performance of the Metzler/Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Metzler/Payden’s duties or from reckless disregard by Metzler/Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Metzler/Payden Agreement will continue in effect with respect to the Metzler/Payden Fund for two years after the Fund’s inclusion in the M/P Trust’s Declaration of Trust (on or around its commencement of operations) and then continue for the Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of each such Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Metzler/Payden Agreement by vote cast in person at a meeting called for such purpose. The Metzler/Payden Agreement terminates upon assignment and may be terminated with respect to the Metzler/Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

56

SHAREHOLDER SERVICING PLAN
Each of the P&R Trust and M/P Trust has adopted a Shareholder Servicing Plan with respect to its respective Funds that allows each Fund discussed in the Prospectus (other than the Payden Cash Reserves Money Market Fund) to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. With respect to each Payden Fund and the Metzler/Payden Fund, the fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. In each case, because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.
The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services which the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.
In addition to fees paid under the respective Shareholder Servicing Plans for the Payden Funds and the Metzler/Payden Fund, a Fund’s investment adviser may pay service, administrative or other similar fees to broker/dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.
DISTRIBUTION ARRANGEMENTS
Pursuant to separate agreements (each, a “Distribution Agreement”) with the P&R Trust and the M/P Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for each of the Payden Funds and the Metzler/Payden Fund. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. Each Distribution Agreement contains provisions with respect to renewal and termination similar to those in the respective Investment Management Agreements described above. Pursuant to each Distribution Agreement, each of the P&R Trust and M/P Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.
Except in connection with the Rule 12b-1 distribution plan as described below, no compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds’ shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.
RULE 12b-1 DISTRIBUTION PLAN
The Board of Trustees of the P&R Trust has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”) for the Adviser Class shares of each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds (the “Adviser Class Funds”) pursuant to SEC Rule 12b-1 under which each Adviser Class Fund is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class of each of the Adviser Class Funds regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the “Fees and Expenses” section for each Adviser Class Fund in the prospectus for the Adviser Class Funds, this 12b-1 distribution fee is included in the Annual Fund Operating Expenses for each Adviser Class Fund. Because these fees are paid out of the assets of the Adviser Class for each Adviser Class Fund on an ongoing basis, over time these fees will increase the cost of an investment in Adviser Class shares of an Adviser Class Fund.
The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the P&R Trust, including a majority vote of the Trustees who are not “interested persons” of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to the Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of the Adviser Class of any Adviser Class Fund for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.
The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to the Adviser Class Funds from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of the Adviser Class Funds and assist in increasing the asset base of each of the Adviser Class Funds in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Adviser Class Funds of prompt and significant growth of the asset base of the Adviser Class Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale.
Except to the extent that affiliates of Payden receive distribution fees from the Distributor, or that Payden benefits through increased fees from an increase in the net assets of the Adviser Class Funds which may result in part from the expenditures, no interested person of the P&R Trust nor any Trustee who is not an interested person of the P&R Trust has or had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.

57

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Administrator
Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to each Fund. Under separate Administration Agreements with each of the P&R Trust and M/P Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of each of the Funds, transmit communications by each Fund to shareholders of record, make periodic reports to the respective Boards of Trustees regarding Fund operations, and oversee the work of the fund accountant and transfer agent.
For providing administrative services to each of the P&R Trust and the M/P Trust, Treasury Plus receives in each case a monthly fee at the annual rate of 0.15% of the daily net assets of the Funds of each of the P&R Trust and M/P Trust.
In the case of its Administration Agreement with the P&R Trust with respect to the Payden Funds, Treasury Plus has agreed that, if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden pursuant to its Investment Management Agreement with the P&R Trust.
During the last three fiscal years, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2007	2008	2009
	(000S)	(000S)	(000S)
Payden Cash Reserves Money Market Fund	$693	$1,420	$1,633
Payden Limited Maturity Fund	186	174	111
Payden Short Bond Fund	386	476	540
Payden U.S. Government Fund	63	83	123
Payden GNMA Fund	185	261	779
Payden Core Bond Fund	968	687	674
Payden Corporate Bond Fund*	—	—	29
Payden High Income Fund	326	256	631
Payden Tax Exempt Bond Fund	17	19	25
Payden California Municipal Income Fund	52	61	66
Payden Global Short Bond Fund	167	107	79
Payden Global Fixed Income Fund	149	124	147
Payden Emerging Markets Bond Fund	159	148	174
Payden Value Leaders Fund	99	80	46
Payden U.S. Growth Leaders Fund	109	168	97
Payden Global Equity Fund**	—	8	11
Metzler/Payden European Emerging Markets Fund	500	635	211

(*)	The Payden Corporate Bond Fund commenced operations on March 12, 2009.

(**)	The Payden Global Equity Fund commenced operations on March 31, 2008.

58

Transfer Agent
Pursuant to separate agreements with the P&R Trust and M/P Trust, respectively, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to each of the Payden Funds and the Metzler/Payden Fund. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust and M/P Trust, respectively, fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.
Fund Accountant
Pursuant to separate agreements with the P&R Trust and M/P Trust, respectively, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to each of the Payden Funds and the Metzler/Payden Fund. These services include the calculation of daily expense accruals and net asset value per share for the Funds. BNY Mellon receives from the P&R Trust and M/P Trust, respectively, fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.
The liability provisions of the agreements between Treasury Plus, UMB and BNY Mellon with the P&R Trust and M/P Trust, respectively, are similar to those of the Payden Agreement and Metzler/Payden Agreement discussed above. In addition, each of the P&R Trust and M/P Trust, respectively, has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. Each agreement may be terminated by either party to such agreement on 90 days’ notice.
Custodian
Pursuant to separate agreements with the P&R Trust and M/P Trust, respectively, BNY Mellon (the “Custodian”) serves as custodian for the assets of each of the Payden Funds and the Metzler/Payden Fund. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its separate Custodian Agreements with the P&R Trust and M/P Trust, respectively, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund’s portfolio securities.
Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board of Trustees of each of the P&R Trust and M/P Trust has delegated to the Custodian the selection of foreign custodians and to Payden and Metzler/Payden, respectively, the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by Payden and Metzler/Payden, respectively, of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of a Fund will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for each of the Funds. Deloitte provides audit services to each of the Funds. Its address is 111 S. Wacker Drive, Chicago, Illinois 60606-4301. The financial statements of the Payden Funds and of the Metzler/Payden Fund set forth in the combined 2009 Annual Report to Shareholders on Form N-CSR incorporated herein, as described in the “Financial Statements” discussion in the “Other Information” section in this SAI, have been audited by Deloitte, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of Deloitte, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

59

PORTFOLIO MANAGERS
THE P&R TRUST
Adviser Portfolio Manager Conflicts of Interest
Payden adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of a Payden Fund and his or her management of other Funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among Funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.
Adviser Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may personally own shares of the Fund or Funds for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.
The following table reflects information as of October 31, 2009. None of these accounts pay performance-based fees.

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE OF	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
MARY BETH SYAL		1 $25	1 $20	129 $2,821
Payden Limited Maturity Fund	None
Payden Short Bond Fund	None
Payden U.S. Government Fund	None
Payden Global Short Bond Fund	None
Payden Tax Exempt Bond Fund	None
Payden California Municipal Income Fund	None

DAVID P. BALLANTINE		None	None	3 $207
Payden Limited Maturity Fund	None
Payden Short Bond Fund	None
Payden U.S. Government Fund	None
Payden GNMA Fund	$1 - $10,000
Payden Global Short Bond Fund	None

60

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE OF	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
GARY S. GREENBERG		None	None	None
Payden GNMA Fund	None

JAMES T. WONG		1 $27	3 $114	None
Payden Value Leaders Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	None
Payden Global Equity Fund	$10,001 - $50,000

FRANK LEE		None	None	None
Payden U.S. Growth Leaders Fund	None

SCOTT J. WEINER		None	1 $25	18 $6,417
Payden Value Leaders Fund	None

KRISTIN J. CEVA		None	1 $7	None
Payden Global Fixed Income Fund	None
Payden Emerging Markets Bond Fund	$50,001 - $100,000
Payden Core Bond Fund	None

TIMOTHY K. RIDER		None	1 $251	None
Payden Global Fixed Income Fund	None

NIGEL JENKINS		None	None	None
Payden Global Fixed Income Fund	None

SABUR MOINI		None	1 $37	None
Payden High Income Fund	None
Payden Corporate Bond Fund	None

GREGORY L. TORNGA		None	None	None
Payden High Income Fund	$1 -$10,000
Payden Corporate Bond Fund	None

CRISTINA PANAIT		None	1 $4	None
Payden Emerging Markets Bond Fund	$10,001 - $50,000

MICHAEL E. SALVAY(5)		None	None	30 $4,028
Payden Core Bond Fund	None
Payden Tax Exempt Bond Fund	None
Payden California Municipal Income Fund	None

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 - $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Payden is the investment adviser.

(5)	Mr. Salvay became a portfolio manager for the Payden Core Bond Fund on January 1, 2009, and he became a portfolio manager for the Payden Tax Exempt Bond Fund and Payden California Municipal Income Fund on January 1, 2010.

61

Adviser Portfolio Manager Compensation
Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

62

THE M/P TRUST
Portfolio Manager Conflicts of Interest
Metzler/Payden has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Metzler/Payden Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Metzler/Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Metzler/Payden will anticipate all potential conflicts of interest.
Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may personally own shares of the Fund for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Metzler/Payden.
The following table reflects information as of October 31, 2009. None of these accounts pay performance-based fees, with the exception of one pooled investment vehicle for which both Mr. Brueck and Ms. Beer are portfolio managers.

NUMBER OF
OTHER REGISTERED
		INVESTMENT	NUMBER OF OTHER	NUMBER OF
		COMPANIES	POOLED INVESTMENT	OTHER ACCOUNTS
		(RICS) THAT	VEHICLES (PIVS)	THAT PORTFOLIO
		PORTFOLIO MANAGER	THAT PORTFOLIO	MANAGER MANAGES
	DOLLAR RANGE	MANAGES (ASSETS	MANAGER MANAGES	(ASSETS OF
	OF FUND SHARES	OF RICS IN	(ASSETS OF PIVS	OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED(1)	MILLIONS)(2)	IN MILLIONS)(3)	IN MILLIONS)(4)
MARKUS BRUECK		None	2 $ 79	4 $ 280
Metzler/Payden European Emerging Markets Fund	None

SIMONE BEER		None	3 $ 92	3 $ 185
Metzler/Payden European Emerging Markets Fund	None

63

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Metzler/Payden’s 401(k) Plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Metzler/Payden. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Metzler/Payden is the investment adviser.
Portfolio Manager Compensation
A portfolio manager’s compensation is split into a fixed and a variable component. The variable component is mainly determined by the performance of the individual accounts managed by the portfolio manager, the overall performance of the firm, in this case the Metzler Bank Group, and the portfolio manager’s interaction within in the team.
PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.
A Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and

64

dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. Neither Payden nor Metzler/Payden has any “soft dollar” arrangements with any broker-dealer.
Some securities considered for investment by a Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board of Trustees.
The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.
The only Funds which paid brokerage commissions during the last three fiscal years are noted below:

	FISCAL YEAR ENDED OCTOBER 31
	2007	2008	2009
Payden Value Leaders Fund	$49,700	$59,674	$33,449
Payden U.S. Growth Leaders Fund	242,611	439,617	166,947
Payden Global Equity Fund*	—	6,144	9,814
Metzler/Payden European Emerging Markets Fund	3,388,480	5,263,769	981,475

*	The Payden Global Equity Fund commenced operations on March 31, 2008.
Brokerage commissions paid by the Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund and the Metzler/Payden European Emerging Markets Fund significantly declined during the fiscal year ended October 31, 2009 as a result of significantly reduced trading activity in each of those Funds.
The Board of Trustees of the P&R Trust and the Board of Trustees of the M/P Trust each periodically reviews the performance of Payden and Metzler/Payden, respectively, in connection with the placement of portfolio transactions on behalf of the Funds of which each serves as investment adviser.
PURCHASES AND REDEMPTIONS
Certain managed account clients of the investment adviser for a Fund may purchase shares of that Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

65

Each Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees of the P&R Trust and the Board of Trustees of the M/P Trust, respectively; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.
The minimum initial investment for shares of the Investor Class of each of the Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden High Income Fund and Payden Emerging Markets Bond Fund is $100,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Each of the five Payden Funds identified above or such Payden Fund’s Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. The minimum initial investment shall be $5,000 for (1) any current or retired officer, Trustee or employee (and members of his or her family) of Payden, its affiliates or the P&R Trust or M/P Trust, or (2) purchasers with substantive business or personal relationships to Payden, its affiliates or the P&R Trust or M/P Trust.
Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
Each Payden Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Payden Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Metzler/Payden Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Metzler/Payden Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.
Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. Each of the P&R Trust’s Declaration of Trust and the M/P Trust’s Declaration of Trust, respectively, also authorizes each Fund to redeem shares under certain other circumstances as may be specified by the Fund’s Board of Trustees.
TAXATION
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.
In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.
If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest

66

income each taxable year. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements.
DISTRIBUTIONS
Each of the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund intends to qualify to pay “exempt-interest” dividends to its shareholders, who may exclude those dividends from their gross income for Federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.
With the exception of exempt-interest dividends from the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund, dividends paid out of a Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.
For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. Distributions of net capital gains, and designated as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.
HEDGING TRANSACTIONS
Many of the options, futures contracts and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

67

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.
SALES OF SHARES
Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
BACKUP WITHHOLDING
A Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability.
FOREIGN INVESTMENTS
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Funds’ investment advisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing not later than 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types

68

of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.
CERTAIN DEBT SECURITIES
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
OTHER TAXES
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

69

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul, Hastings, Janofsky & Walker LLP, counsel to the P&R Trust and the M/P Trust, has expressed no opinion in respect thereof.
FUND PERFORMANCE
Each Fund may quote its performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS
Yields for each class of shares of a Fund (other than the Payden Cash Reserves Money Market Fund) used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.
The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.
Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.
With respect to the Payden Cash Reserves Money Market Fund, yields and effective yields for each class of shares of the Fund used in advertising are based on a seven-day base period. A yield quotation is computed by determining the net change, exclusive of capital

70

changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest 0.01%. An effective yield quotation, carried to at least the nearest 0.01%, is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.
TOTAL RETURN CALCULATIONS
Total returns quoted in advertising with respect to shares of a Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.
The one-year, five-year, ten-year and since inception total returns for each of the Funds through October 31, 2009 were as follows:

				ANNUALIZED
				RETURN SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION*	INCEPTION DATE
Payden Cash Reserves Money Market Fund	0.63	3.15	3.04		December 17, 1997
Payden Limited Maturity Fund	3.13	2.29	2.99		May 1, 1994
Payden Short Bond Fund	7.74	3.76	4.62		January 1, 1994
Payden U.S. Government Fund	6.20	4.43	5.06		January 1, 1995
Payden GNMA Fund	12.19	5.65	6.33		August 27, 1999
Payden Core Bond Fund	18.67	4.07	5.89		January 1, 1994
Payden Corporate Bond Fund**	—	—	—	15.43	March 12, 2009
Payden High Income Fund	27.65	3.47	4.83		December 30, 1997
Payden Tax Exempt Bond Fund	8.53	3.28	4.57		December 21, 1993
Payden California Municipal Income Fund	9.06	3.34	4.51		December 17, 1998
Payden Global Short Bond Fund	9.26	3.26	4.43		September 18, 1996
Payden Global Fixed Income Fund	12.13	4.17	5.01		September 1, 1992
Payden Emerging Markets Bond Fund	41.17	8.64	11.33		December 17, 1998
Payden Value Leaders Fund	7.00	-2.32	-1.89		November 1, 1996
Payden U.S. Growth Leaders Fund	10.42	0.28	-3.14		June 17, 1999
Payden Global Equity Fund	17.59	—	—	-23.04	March 31, 2008
Metzler/Payden European Emerging Markets Fund	61.44	13.32	—	20.95	December 30, 2002

*	If less than ten years since inception.

**	Not annualized if less than one year since inception.
In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of

71

redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.
OTHER INFORMATION
CAPITALIZATION
P&R Trust
Each Payden Fund and each of the other funds listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such fund consists solely of an unlimited number of shares of beneficial interest. The P&R Trust Board of Trustees has currently authorized seventeen series of shares: (1) the sixteen series of Payden Funds discussed in this SAI — the Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Cash Reserves Money Market Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Value Leaders Fund Payden U.S. Growth Leaders Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund and Payden Global Equity Fund; and (2) the Payden/Kravitz Cash Balance Plan Fund series. The Payden/Kravitz Cash Balance Plan Fund is discussed in a separate Prospectus and SAI. Each of the seventeen Funds is currently open and operational. The P&R Trust closed the Payden Opportunity Bond Fund and the Payden Market Return Fund. The P&R Trust closed the Payden Opportunity Bond Fund and the Payden Market Return Fund, effective January 30, 2009, and the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+, effective October 15, 2009.
As indicated, the P&R Trust Board of Trustees has established more than one class of shares for each of the following Funds: (1) the Payden/Kravitz Cash Balance Plan Fund — the Institutional Class, the Adviser Class and the Retirement Class; (2) for each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds — the Investor Class and the Adviser Class, although no Adviser Class Shares of the Payden U.S. Growth Leaders Fund have been issued to date; and (3) the Payden Cash Reserves Money Market Fund — the Investor Class and Class D, although no Class D Shares have been issued to date.
The P&R Trust Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The P&R Trust Board of Trustees may liquidate a Fund at any time without shareholder approval. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.
Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.
M/P Trust
The Metzler/Payden European Emerging Markets Fund is a series of the M/P Trust, an open-end management investment company organized as a Delaware business trust in March 2002. The capitalization of the Metzler/Payden Fund consists solely of an unlimited number of shares of beneficial interest. Effective March 20, 2009, the M/P Trust closed the Metzler/Payden European Leaders Fund and the Metzler/Payden International Real Estate Fund.
The M/P Trust Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the M/P Trust. The M/P Trust Board of Trustees may liquidate a Fund at any time without shareholder approval. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.

72

Expenses incurred by the M/P Trust in connection with its organization and the initial public offering are being reimbursed to Metzler/Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the M/P Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.
DECLARATION OF TRUST
P&R Trust
Under Massachusetts law, shareholders of a Payden Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Declaration of Trust disclaims liability of the shareholders of a Payden Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Payden Fund or the P&R Trust Board of Trustees. The P&R Trust Declaration of Trust provides for indemnification out of Payden Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Payden Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Payden Fund itself would be unable to meet its obligations and thus should be considered remote.
The Declaration of Trust provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.
The M/P Trust
Under Delaware law, shareholders of the Metzler/Payden Fund are not personally held liable for the obligation of that Fund. The M/P Trust’s Declaration of Trust, dated as of May 1, 2002, provides for indemnification out of Metzler/Payden Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Metzler/Payden Fund.
The M/P Trust Declaration of Trust provides further that no officer or Trustee of the M/P Trust will be personally liable for any obligations of the M/P Trust, nor will any officer or Trustee be personally liable to the M/P Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the M/P Trust Declaration of Trust provides that a Trustee or officer of the M/P Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer
VOTING
The P&R Trust
Shareholders of the Payden Funds and any other series of the P&R Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the P&R Trust Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.
The M/P Trust
Shareholders of the Metzler/Payden Fund and any other series of the M/P Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the M/P Trust Board of Trustees determines that the matter to be voted upon affects only

73

the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the M/P Trust voting without regard to series or class.
MARKET PRICING ERRORS
Each of the P&R Trust Board of Trustees and the M/P Trust Board of Trustees has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on a Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.
COUNSEL
Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”) passes upon certain legal matters in connection with the shares offered by either the P&R Trust or the M/P Trust, and also acts as counsel to each of the P&R Trust and M/P Trust and to the Independent Trustees of the P&R Trust and the Independent Trustees of the M/P Trust. Paul Hastings’ address is 515 South Flower Street, Los Angeles, California 90071.
LICENSE AGREEMENT AND MARKS
Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Payden & Rygel”. Payden has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment manager to the P&R Trust.
“Payden” is the service mark of Payden & Rygel.
Metzler/Payden has entered into a non-exclusive License Agreement with the M/P Trust which permits the M/P Trust to use the name “Metzler/Payden”. Metzler/Payden has the right to require the M/P Trust to cease using the name at such time as Metzler/Payden is no longer employed as investment manager to the M/P Trust.
FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Payden Funds and of the Metzler/Payden Fund are incorporated in this SAI by reference to the combined 2009 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.
Additional copies of the Funds’ 2009 Annual Report to Shareholders may be obtained at no charge by calling 1-800-572-9336.
REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the P&R Trust’s registration statement or the M/P Trust’s registration statement, each filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. Each registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

74

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

75

PROSPECTUS

FEBRUARY 26, 2010

Payden/Kravitz Cash Balance Plan Fund
(Institutional Class — Ticker Symbol PKBIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.90%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	2.04%
Fee Waiver or Expense Reimbursement[2]	0.75%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.29%

[1] Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 2.00%.

[2] Payden/Kravitz has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 1.25%. This Agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

  Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$131	$567	$1,029	$2,309

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-Year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt securities and other similar debt investments. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) municipal debt securities issued by states or by a variety of local governmental organizations; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden/Kravitz, determines to be of comparable quality.
ª	The Fund may invest up to 40% of its total assets in securities of issuers organized or headquartered in emerging market countries
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. companies and foreign companies, including companies in emerging markets, that are financially strong, well-established and world leaders in their industries.
ª	The Fund may invest in derivative instruments, such as option contracts, futures contracts and swap agreements, to efficiently add specific country, interest rate or style exposure to the Fund.

Prospectus	FUND SUMMARY	3

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	As indicated above, the Fund may use derivative instruments as a hedging mechanism. These instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Such risks include management risk, credit risk, liquidity risk, leverage risk and market and other risks.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few—or even one—of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

Year by Year Total Returns

During the one-year period, the Fund’s best quarter was 2nd Q 2009 (2.66%), and the worst quarter was 4th Q 2009 (−0.03%).

		Inception
Average Annual Return Through 12/31/09	1 Year	(9/22/08)

Payden/Kravitz Cash Balance Plan Fund
Before Taxes	3.60%	4.15%
After Taxes on Distributions	3.10%	3.58%
After Taxes on Distributions and Sale of Fund Shares	2.34%	3.22%

30-Year U.S. Treasury Bond Yield	2.87%	3.23%
(The returns for the index are before any deduction for taxes, fees or expenses.)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

4	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

MANAGEMENT:
Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Kravitz is President of Kravitz, which he founded in 2005.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	OVERVIEW OF THE FUND	5

This Prospectus provides information about the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). The Fund is designed for investment by cash balance pension plans.

CASH BALANCE PENSION PLANS are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted as its reference market rate of return the rate of return most widely selected by cash balance pension plans, the yield on the 30-year U.S. Treasury bond.

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”), or in securities that the Fund’s investment adviser determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or that Payden/Kravitz determines to be of comparable quality. Further information regarding credit ratings is set forth in Appendix A.
ª	The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. and foreign companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 3,000 U.S. companies ranked by market capitalization (total market price of outstanding equity securities). As with U.S. companies, the Fund seeks to invest in foreign companies, including companies in emerging markets, that are financially strong, well-established and world leaders in their industries.
ª	The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.
ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

6	OVERVIEW OF THE FUND	Payden Mutual Funds

ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.
ª	As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the disclosure on Derivative Instruments in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few—or even one—of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7

This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to the Fund, as well as the policies on the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES
The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government. However, similar to FNMA and FHLMC, FHLB has access to a line of credit with the U.S. Treasury.

ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses, FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by the Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
The Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

8	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

FOREIGN CURRENCY TRANSACTIONS
The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITORY RECEIPTS
The Fund may invest in depository receipts. American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS
The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund’s investment adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Fund’s investment adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES
The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES
The Fund may invest in U.S. and foreign asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES
The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is

10	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Goldman Sachs corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES
The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (A) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (B) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (1) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (2) rights or warrants to purchase common stocks; (3) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (4) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS
The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES
During times when the Fund’s investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

12	MANAGEMENT OF THE FUND	Payden Mutual Funds

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). Payden is an investment counseling firm founded in 1983, and currently has approximately $50 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and currently has approximately $285 million of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Additionally, Mr. Matthews serves as Chief Investment Officer of Payden/Kravitz. He has 28 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 26 years of experience in the investment management business. Mr. Kravitz is President of Kravitz, which he founded in 2005. He has 15 years experience in the retirement plan business with an affiliate of Kravitz, Kravitz, Inc., of which he has been president since 2004. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed the percentage indicated of the Fund’s average daily net assets on an annualized basis. Further, Payden/Kravitz has also contractually agreed to temporarily limit the Fund’s Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) to the percentage indicated of the Fund’s daily net assets on an annualized basis. This Agreement has an initial term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the“P&R Trust”).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2009, Payden/Kravitz did not receive a fee from the Fund because of the expenses it subsidized for the Fund.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Prospectus	SHAREHOLDER INFORMATION	13

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES
You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

Minimum Investments
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check
1. Complete the appropriate New Account Application that is applicable to the Fund.
2. Make the check payable to the “Payden Funds” and mail the check along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire
1. Complete the appropriate New Account Application that is applicable to the Fund and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
Payden Funds:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number
Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized

Prospectus	SHAREHOLDER INFORMATION	15

designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions.
A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:
Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES
Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and distributes dividends to shareholders monthly.

The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Privacy Notice applicable to the Fund.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI53201-1611.

Prospectus	APPENDIX A	17

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.
AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.
AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

18	APPENDIX A	Payden Mutual Funds

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol

Prospectus	APPENDIX A	19

 Description of Ratings (continued)

to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

20	APPENDIX A	Payden Mutual Funds

 Description of Ratings (continued)

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.
AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues, Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1, Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-l: A short-term obligation rated A-l is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-l: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX B	21

 Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;

ª	Oral conversations or written correspondence between you and our representatives;

ª	Your transactions with us; and

ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors, We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

22	APPENDIX C	Payden Mutual Funds

 Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, is included in the Funds’ 2009 Annual Report, which is available on request.

For the Share Outstanding for the Periods Ended October 31st

	2009	2008

Net asset value – beginning of period	$10.06	$10.00

Income (loss) from investment activities:

Net investment income	0.13	0.01

Net realized and unrealized gains (losses)	0.34	0.05

Total from investment activities	0.47	0.06

Distributions to shareholders:

From net investment income	(0.07)

From net realized gains	(0.04)

Total distributions to shareholders	(0.11)	0.00

Net asset value – end of period	$10.42	$10.06

Total return	4.71%	0.60	%(1)

Ratios/supplemental data:

Net assets, end of period (000s)	$9,199	$3,379

Ratio of gross expense to average net assets	2.86%	7.17	%(2)

Ratio of net expense to average net assets	1.25%	1.25	%(2)

Ratio of investment income less gross expenses to average net assets	(0.12%)	(5.05	%)(2)

Ratio of net investment income to average net assets	1.49%	0.87	%(2)

Portfolio turnover rate	124%	16	%(1)

The class commenced operations on September 22, 2008.

(1)	Not annualized

(2)	Annualized

Prospectus	23

Investment Adviser
Payden/Kravitz Investment Advisers LLC
333 South Grand Avenue
Los Angeles, California 90071

Administrator
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

Distributor
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

Custodian
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Fund will contain detailed information on the Fund’s investments. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund, and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, Wl 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

333 South Grand Avenue Los Angeles, California 90071
(800) 572-9336

PROSPECTUS

FEBRUARY 26, 2010

Payden/Kravitz Cash Balance Plan Fund
(Adviser Class — Ticker Symbol PKCBX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.90%
Distribution (12b-1)	0.25%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	2.29%
Fee Waiver or Expense Reimbursement[2]	0.75%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.54%

[1] Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 2.25%.

[2] Payden/Kravitz has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 1.50%. This Agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$157	$643	$1,157	$2,568

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-Year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) municipal debt securities issued by states or by a variety of local governmental organizations; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden/Kravitz, determines to be of comparable quality.
ª	The Fund may invest up to 40% of its total assets in securities of issuers organized or headquartered in emerging market countries
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. companies and foreign companies, including companies in emerging markets, that are financially strong, well-established and world leaders in their industries.

Prospectus	FUND SUMMARY	3

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª	The Fund may invest in derivative instruments, such as option contracts, futures contracts and swap agreements, to efficiently add specific country, interest rate or style exposure to the Fund.
ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	As indicated above, the Fund may use derivative instruments as a hedging mechanism. These instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Such risks include management risk, credit risk, liquidity risk, leverage risk and market and other risks.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

Year by Year Total Returns

During the one-year period, the Fund’s best quarter was 2nd Q 2009 (2.67%), and the worst quarter was 4th Q 2009 (–0.16%).

		Inception
Average Annual Returns Through 12/31/09	1 Year	(9/22/08)

Payden/Kravitz Cash Balance Plan Fund
Before Taxes	3.33%	3.82%
After Taxes on Distributions	2.86%	3.29%
After Taxes on Distributions and Sale of Fund Shares	2.16%	2.96%

30-Year U.S. Treasury Bond Yield	2.87%	3.23%
(The returns for the index are before any deduction for taxes, fees or expenses.)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

MANAGEMENT:
Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Kravitz is President of Kravitz, which he founded in 2005.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	OVERVIEW OF THE FUND	5

This Prospectus provides information about the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). The Fund is designed for investment by cash balance pension plans.

CASH BALANCE PENSION PLANS are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted as its reference market rate of return the rate of return most widely selected by cash balance pension plans, the yield on the 30-year U.S. Treasury bond.

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt securities and other similar debt instruments. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”), or in securities that the Fund’s investment adviser determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or that Payden/Kravitz determines to be of comparable quality. Further information regarding credit ratings is set forth in Appendix A.
ª	The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. and foreign companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 3,000 U.S. companies ranked by market capitalization (total market price of outstanding equity securities). As with U.S. companies, the Fund seeks to invest in foreign companies that are financially strong, well-established and world leaders in their industries.
ª	The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.
ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

6	OVERVIEW OF THE FUND	Payden Mutual Funds

ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.
ª	As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the disclosure on Derivative Instruments in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7

This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to the Fund, as well as the policies on the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES
The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government. However, similar to FNMA and FHLMC, FHLB has access to a line of credit with the U.S. Treasury.

ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by the Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
The Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

8	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

FOREIGN CURRENCY TRANSACTIONS
The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITORY RECEIPTS
The Fund may invest in depository receipts. American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS
The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund’s investment adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Fund’s investment adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES
The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES
The Fund may invest in U.S. and foreign asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES
The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is

10	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Goldman Sachs corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES
The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (A) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (B) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (1) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (2) rights or warrants to purchase common stocks; (3) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (4) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS
The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES
During times when the Fund’s investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

12	MANAGEMENT OF THE FUND	Payden Mutual Funds

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). Payden is an investment counseling firm founded in 1983, and currently has approximately $50 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and currently has approximately $285 million of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Additionally, Mr. Matthews serves as Chief Investment Officer of Payden/Kravitz. He has 28 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 26 years of experience in the investment management business. Mr. Kravitz is President of Kravitz, which he founded in 2005. He has 15 years experience in the retirement plan business with an affiliate of Kravitz, Kravitz, Inc., of which he has been president since 2004. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed, above, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed the percentage indicated of the Fund’s average daily net assets on an annualized basis. Further, Payden/Kravitz has also contractually agreed to temporarily limit the Fund’s Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) to the percentage indicated of the Fund’s daily net assets on an annualized basis. This Agreement has an initial term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2009, Payden/Kravitz did not receive a fee from the Fund because of the expenses it subsidized for the Fund.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Prospectus	SHAREHOLDER INFORMATION	13

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES
You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

your behalf ) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

Minimum Investments
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check
1. Complete the appropriate New Account Application that is applicable to the Fund.
2. Make the check payable to the “Payden Funds” and mail the check along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire
1. Complete the appropriate New Account Application that is applicable to the Fund and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
Payden Funds:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number
Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.
The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized

Prospectus	SHAREHOLDER INFORMATION	15

designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Adviser Class to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Fund’s distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class of the Fund. As indicated in the table in the “Fees and Expenses” discussion for the Fund, this fee is included in the Total Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions.
A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:
Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industries Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES
Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and distributes dividends to shareholders monthly.

The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

Prospectus	SHAREHOLDER INFORMATION	17

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Privacy Notice applicable to the Fund.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

18	APPENDIX A	Payden Mutual Funds

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

Prospectus	APPENDIX A	19

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a

20	APPENDIX A	Payden Mutual Funds

 Description of Ratings (continued)

rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

Prospectus	APPENDIX A	21

 Description of Ratings (continued)

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.
AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

22	APPENDIX B	Payden Mutual Funds

 Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;

ª	Oral conversations or written correspondence between you and our representatives;

ª	Your transactions with us; and

ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus	APPENDIX C	23

 Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, is included in the Funds’ 2009 Annual Report, which is available on request.

For the Share Outstanding for the periods ended October 31st.

	2009	2008

Net asset value – beginning of period	$10.05	$10.00

Income (loss) from investment activities:

Net investment income	0.11	0.01

Net realized and unrealized gains (losses)	0.35	0.04

Total from investment activities	0.46	0.05

Distributions to shareholders:

From net investment income	(0.07)

From net realized gains	(0.04)

Total distributions to shareholders	(0.11)	0.00

Net asset value – end of period	$10.40	$10.05

Total return	4.54%	0.50	%(1)

Ratios/supplemental data:

Net assets, end of period (000s)	$18,233	$7,861

Ratio of gross expense to average net assets	3.13%	6.98	%(2)

Ratio of net expense to average net assets	1.50%	1.50	%(2)

Ratio of investment income less gross expenses to average net assets	(0.46%)	(4.85	%)(2)

Ratio of net investment income to average net assets	1.17%	0.63	%(2)

Portfolio turnover rate	124%	16	%(1)

The class commenced operations on September 22, 2008.

(1)	Not annualized

(2)	Annualized

24	Payden Mutual Funds

Investment Adviser
Payden/Kravitz Investment Advisers LLC
333 South Grand Avenue
Los Angeles, California 90071

Administrator
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

Distributor
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

Custodian
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Fund will contain detailed information on the Fund’s investments. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund, and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

333 South Grand Avenue Los Angeles, California 90071
(800) 572-9336

PROSPECTUS

February 26, 2010

Payden/Kravitz Cash Balance Plan Fund
(Retirement Class — Ticker Symbol PKCRX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.90%
Distribution (12b-1)	0.50%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	2.54%
Fee Waiver or Expense Reimbursement[2]	0.75%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.79%

[1] Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 2.50%.

[2] Payden/Kravitz has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 1.75%. This Agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

  Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$182	$719	$1,283	$2,819

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-Year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt securities and other similar debt instruments. These include (1) debt securities issued or guaranteed by the U.S. Government, foreign governments and supranational organizations (such as the World Bank); (2) debt securities issued by U.S. and foreign companies; (3) municipal debt securities issued by states or by a variety of local governmental organizations; (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts.
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden/Kravitz, determines to be of comparable quality.
ª	The Fund may invest up to 40% of its total assets in securities of issuers organized or headquartered in emerging market countries
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. companies and foreign companies, including companies in emerging markets, that are financially strong, well-established and world leaders in their industries.

Prospectus	FUND SUMMARY	3

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª	The Fund may invest in derivative instruments, such as option contracts, futures contracts and swap agreements, to efficiently add specific country, interest rate or style exposure to the Fund.
ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.
ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.
ª	As indicated above, the Fund may use derivative instruments as a hedging mechanism. These instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Such risks include management risk, credit risk, liquidity risk, leverage risk and market and other risks.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

The Retirement Class of the Fund, which is offered in this Prospectus, began offering its shares on April 6, 2009. The Adviser Class of the Fund, which is not offered in this Prospectus, began offering its shares on September 22, 2008. In the bar chart and table below, performance results are for the Adviser Class of the Fund. The Retirement Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Adviser Class had lower expenses, its performance was better than the performance the Retirement Class of the Fund would have realized had it existed during the same time period.

Year by Year Total Returns

During the one-year period, the Fund’s best quarter was 2nd Q 2009 (2.67%), and the worst quarter was 4th Q 2009 (–0.16%).

		Inception
Average Annual Returns Through 12/31/09	1 Year	(4/6/09)

Payden/Kravitz Cash Balance Plan Fund
Before Taxes	3.33%	3.82%
After Taxes on Distributions	2.86%	3.29%
After Taxes on Distributions and Sale of Fund Shares	2.16%	2.96%

30-Year U.S. Treasury Bond Yield	2.87%	3.23%
(The returns for the index are before any deduction for taxes, fees or expenses.)

4	FUND SUMMARY	Payden Mutual Funds

 PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

MANAGEMENT:
Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Kravitz is President of Kravitz, which he founded in 2005.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	OVERVIEW OF THE FUND	5

This Prospectus provides information about the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). The Fund is designed for investment by cash balance pension plans.

CASH BALANCE PENSION PLANS are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted as its reference market rate of return the rate of return most widely selected by cash balance pension plans, the yield on the 30-year U.S. Treasury bond.

INVESTMENT OBJECTIVE:
The Fund seeks income and total returns consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.
ª	The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax. (4) dividend-paying convertible stock; (5) convertible bonds and preferred stock; and (6) real estate investment trusts;
ª	The Fund may invest up to 40% of its total assets in securities rated below investment grade (commonly called “junk bonds”), or in securities that the Fund’s investment adviser determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or that Payden/Kravitz determines to be of comparable quality. Further information regarding credit ratings is set forth in Appendix A.
ª	The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity.
ª	The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund may also invest in equity securities of publicly traded U.S. and foreign companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 3,000 U.S. companies ranked by market capitalization (total market price of outstanding equity securities). As with U.S. companies, the Fund seeks to invest in foreign companies, including companies in emerging markets, that are financially strong, well-established and world leaders in their industries.
ª	The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.
ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

ª	To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. The price of any security owned by the Fund may also fall in response to events affecting

6	OVERVIEW OF THE FUND	Payden Mutual Funds

the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

ª	Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.
ª	As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the disclosure on Derivative Instruments in the “More About Strategies, Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7

This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to the Fund, as well as the policies on the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES
The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

ª	As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

ª	Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government. However, similar to FNMA and FHLMC, FHLB has access to a line of credit with the U.S. Treasury.

ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by the Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
The Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

8	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

FOREIGN CURRENCY TRANSACTIONS
The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITORY RECEIPTS
The Fund may invest in depository receipts. American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS
The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund’s investment adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Fund’s investment adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES
The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES
The Fund may invest in U.S. and foreign asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES
The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is

10	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Goldman Sachs corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES
The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (A) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (B) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (1) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (2) rights or warrants to purchase common stocks; (3) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (4) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS
The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it

Prospectus	MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES
During times when the Fund’s investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

12	MANAGEMENT OF THE FUND	Payden Mutual Funds

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). Payden is an investment counseling firm founded in 1983, and currently has approximately $50 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and currently has approximately $285 of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst, is a Managing Principal of Payden, which he joined in 1986. Additionally, Mr. Matthews serves as Chief Investment Officer of Payden/Kravitz. He has 28 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 26 years of experience in the investment management business. Mr. Kravitz is President of Kravitz, which he founded in 2005. He has 15 years experience in the retirement plan business with an affiliate of Kravitz, Kravitz, Inc., of which he has been president since 2004. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed the percentage indicated of the Fund’s average daily net assets on an annualized basis. Further, Payden/Kravitz has also contractually agreed to temporarily limit the Fund’s Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) to the percentage indicated of the Fund’s daily net assets on an annualized basis. This Agreement has an initial term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2009, Payden/Kravitz did not receive a fee from the Fund because of the expenses it subsidized for the Fund.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2009, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Prospectus	SHAREHOLDER INFORMATION	13

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES
You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

your behalf ) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

Minimum Investments
The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check
1. Complete the appropriate New Account Application that is applicable to the Fund.
2. Make the check payable to the “Payden Funds” and mail the check along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire
1. Complete the appropriate New Account Application that is applicable to the Fund and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Social Security Number or Tax Identification Number
Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.
The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Prospectus	SHAREHOLDER INFORMATION	15

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Retirement Class to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Fund’s distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.50% of the average daily net assets of the Retirement Class of the Fund. As indicated in the table in the “Fees and Expenses” discussion for the Fund, this fee is included in the Total Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions.
A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:
Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industries Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES
Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and distributes dividends to shareholders monthly.

The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these

Prospectus	SHAREHOLDER INFORMATION	17

documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Privacy Notice applicable to the Fund.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

18	APPENDIX A	Payden Mutual Funds

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

Prospectus	APPENDIX A	19

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a

20	APPENDIX A	Payden Mutual Funds

 Description of Ratings (continued)

rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER
Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

Prospectus	APPENDIX A	21

 Description of Ratings (continued)

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.
AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

22	APPENDIX B	Payden Mutual Funds

 Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;

ª	Oral conversations or written correspondence between you and our representatives;

ª	Your transactions with us; and

ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus	APPENDIX C	23

 Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, is included in the Funds’ 2009 Annual Report, which is available on request.

For the Share Outstanding for the Period Ended October 31st

	2009

Net asset value – beginning of period	$10.00

Income (loss) from investment activities:

Net investment income	(0.01)

Net realized and unrealized gains (losses)	0.19

Total from investment activities	0.18

Distributions to shareholders:

From net investment income

From net realized gains

Total distributions to shareholders	0.00

Net asset value – end of period	$10.18

Total return	1.80	%(1)

Ratios/supplemental data:

Net assets, end of period	$830

Ratio of gross expense to average net assets	3.56	%(2)

Ratio of net expense to average net assets	1.75	%(2)

Ratio of investment income less gross expenses to average net assets	(2.09	%)(2)

Ratio of net investment income to average net assets	(0.28	%)(2)

Portfolio turnover rate	124	%(1)

The class commenced operations on April 6, 2009.

(1)	Not annualized

(1)	Annualized

Investment Adviser
Payden/Kravitz Investment Advisers LLC
333 South Grand Avenue
Los Angeles, California 90071

Administrator
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

Distributor
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

Custodian
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Fund will contain detailed information on the Fund’s investments. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund, and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

333 South Grand Avenue Los Angeles, California 90071
(800) 572-9336

THE PAYDEN & RYGEL INVESTMENT GROUP
Payden/Kravitz Cash Balance Plan Fund
Institutional Class — Ticker Symbol PKCRX
Adviser Class — Ticker Symbol PKCBX
Retirement Class — Ticker Symbol PKBIX
333 South Grand Avenue
Los Angeles, California 90071
1-800-572-9336
STATEMENT OF ADDITIONAL INFORMATION
February 26, 2010
The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with seventeen funds available for investment, including the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). This Statement of Additional Information (“SAI”) contains information about the Fund. This SAI contains information in addition to that set forth in the prospectuses for the Institutional Class, the Adviser Class and the Retirement Class of the Fund, respectively, each dated February 26, 2010 (the “Prospectuses”). The SAI is not a prospectus and should be read in conjunction with the Prospectuses. In addition, the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2009 is incorporated by reference into this SAI. You may order copies of the Prospectuses and the Annual Report without charge at the address or telephone number listed above.

2

THE P&R TRUST
The Payden & Rygel Investment Group (the “P&R Trust”) was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of seventeen funds, including the Fund. Payden/Kravitz Investment Advisers LLC is the investment adviser to the Fund and may be referred to herein as “Payden/Kravitz” or the investment adviser.
FUNDAMENTAL AND OPERATING POLICIES
The Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the Fund (the “Fund’s Board”) determines that the Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Fund’s Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.
FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.
(2) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts, except that the Fund (i) may enter into financial and currency futures contracts and options on such futures contracts, (ii) may enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. The Fund may not make loans, except that the Fund (i) may purchase money market securities and enter into repurchase agreements, (ii) may acquire bonds, debentures, notes and other debt securities, and (iii) may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked to market” daily at no less than 100% of the loan amount).
(4) MARGIN. The Fund may not purchase securities on margin, except that the Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii)

3

may make margin deposits in connection with futures contracts and options on futures contracts.
(5) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. The Fund may not effect short sales of securities.
(10) UNDERWRITING. The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. The Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (“SEC”).
OPERATING POLICIES
As a matter of non-fundamental operating policy:

4

(1) CONTROL OF PORTFOLIO COMPANIES. The Fund may not invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. The Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) OIL AND GAS PROGRAMS. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

5

INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS
The investment objectives and general investment policies of the Fund are described in the Prospectuses. Additional information concerning investment strategies/techniques and the characteristics of the Fund’s investments, as well as related risks, is set forth below.
The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
FUND DIVERSIFICATION
The Fund is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of the

6

Fund’s assets in securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.
FIXED INCOME SECURITIES
U.S. Treasury Obligations
U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).
U.S. Government Agency Securities
U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.
Inflation-Indexed Securities
Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.
As an example, the Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (CPI)). The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

7

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.
The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.
Foreign Government Obligations
Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.
Bank Obligations
Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

8

Corporate Debt Securities
Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Fund’s investment adviser will also monitor issuers of such securities.
High Yield Bonds
Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

9

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the Fund’s limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.
Mortgage-Related Securities
Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.
If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
Government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.
However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.
As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.
Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24th, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the

10

originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.
Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, the Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired. Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

11

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.
Other Asset-Backed Receivables
Other asset-backed securities, unrelated to mortgage loans, are now being offered to investors. For example, asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARSsm”) and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.
Consistent with the Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.
Floating Rate and Variable Rate Demand Notes
Floating rate and variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
Obligations with Puts Attached
Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third-party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.
These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.

12

The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Money Market Obligations
Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the Fund’s investment adviser to be of comparable quality.
EQUITY AND EQUITY-BASED SECURITIES
Common Stocks
Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.
The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stock prices. In some cases, the U.S. Government has acted to bail out select institutions, such as insurers; however, the risks associated with investment in stocks of such institutions has nonetheless increased substantially.
Congress has passed legislation to provide the U.S. Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions. There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.
Preferred Stocks
Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

13

Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. An investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Convertible Securities and Warrants
A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s

14

worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.
Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.
Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, the Fund will not invest more than 5% of its total assets in warrants.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
As permitted under the 1940 Act and the rules thereunder, the Fund may acquire the shares of affiliated funds (i.e., the other series of the P&R Trust) and of unaffiliated funds. Such investments would be subject to the guidelines and restrictions set forth below.
Generally, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of affiliated funds is subject to the following guidelines and restrictions:
(A)	The Fund may own an unlimited amount of any affiliated fund’s voting securities.

(B)	Any sales load and distribution fees paid by the Fund with respect to an affiliated fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

(C)	Any affiliated fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
In addition, the Fund may acquire shares of unaffiliated funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of unaffiliated funds is subject to the following guidelines and restrictions:
(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities.

(E)	The Fund and the unaffiliated fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3)of the Conduct Rules of FINRA applicable to funds of funds.

(F)	The unaffiliated fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the unaffiliated fund’s total outstanding securities during any period less than 30 days.

(G)	The purchase or acquisition of the unaffiliated fund is made pursuant to an arrangement with the unaffiliated fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the unaffiliated fund and vote in accordance with such instructions; or (ii) vote the shares of the unaffiliated fund held by the Fund in the same proportion as the vote of all other shareholders of the unaffiliated fund.
Unaffiliated funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as the Fund shareholders would incur not only a proportionate share of the expenses of the unaffiliated funds held by the Fund, but also expenses of the Fund.
Under certain circumstances, an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the funds in which the Fund invests are made independently of the Fund.

15

INVESTMENTS IN EXCHANGE-TRADED FUNDS (“ETFs”)
The Fund may invest in ETFs. Investments in shares of ETFs by the Fund are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).
ETFs are shares of portfolios designed to track closely the performance of any one or more market indexes or baskets of securities. The Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the investment adviser believes that the movement of the share prices of the ETFs in which the Fund invests should closely track the movement of the particular stock index or basket of securities to which it is related.
COUNTRY FUNDS
Subject to the provisions of the 1940 Act and the restrictions set forth in the Prospectuses and elsewhere in this SAI, the Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by the Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.
MONEY MARKET FUNDS
To maintain liquidity, the Fund may invest in money market funds. As a matter of operating policy, the Fund does not anticipate investing more than 15% of its total assets in money market funds, except that the Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund series of the P&R Trust. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by the Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.
REPURCHASE AGREEMENTS
To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.
Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to the Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.

16

ILLIQUID SECURITIES
As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on

17

resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Fund’s Board, the investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.
FOREIGN INVESTMENTS
The Prospectuses describe the extent to which the Fund may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).
Risks of Foreign Investing
There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.
Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Emerging Markets Investments. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.
Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.
Currency Fluctuations. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

18

Market Characteristics. The Fund’s investment adviser expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by the Fund. The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.
Costs. If the Fund invests in foreign securities, the Fund’s expense ratio (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the Prospectuses) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.

19

DERIVATIVE INSTRUMENTS
In pursuing its objective, the Fund may purchase and sell (write) put options and call options on securities, securities indexes and foreign currencies, and may enter into interest rate, foreign currency, and index futures contracts and purchase and sell options on such futures contracts (“futures options”). These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

20

The Fund also may enter into swap agreements with respect to interest rates, indexes of securities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Fund’s Board of Trustees determines that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes
The Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the

21

exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes
There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes,

22

during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options
The Fund may buy or sell put and call options on foreign currencies on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security indexes. The Fund may also invest in foreign currency futures contracts and options thereon.
An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

23

Limitations on Use of Futures and Futures Options
The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.
Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option

24

permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities.
The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

25

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements
The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, total return swaps and credit default and event-linked swaps. The Fund may also invest in currency exchange rate swap agreements and enter into options on swap agreements (“swap options”).
The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party

26

agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of its total assets at the time of purchase.
The Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.
Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counter party may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets. If the Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two- party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain

27

restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

28

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Fund will invest no more than 5% of its total assets in hybrid instruments.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with procedures established by the Fund’s Board, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund

29

could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
FOREIGN CURRENCY TRANSACTIONS
As indicated in the Prospectuses, the Fund may enter into foreign currency transactions. The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of the Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.
At the maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
If the Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
The Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

30

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
LENDING OF PORTFOLIO SECURITIES
To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily. The Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Fund’s Board and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.
TEMPORARY DEFENSIVE MEASURES
The Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.
BORROWING
The Fund may borrow money to the full extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.
Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

31

AVERAGE MATURITY AND DURATION CALCULATIONS
Average Maturity
The portfolio average maturity of the Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage backed securities and asset backed securities.
Duration
One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.
For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.
Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.
The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term to maturity. For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.
DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund’s Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of the Fund. You may obtain a listing of the portfolio holdings of the Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Fund, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.
Employees of the following third-party service providers, whose job responsibilities require them to have access to the Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and the financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information.
None of the Fund, its investment adviser, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of the Fund. Further, there are no ongoing arrangements for the Fund to make available to any

32

person information on the Fund’s portfolio holdings outside the disclosure policy just described. Finally, the P&R Trust’s Chief Compliance Officer must approve any disclosure of the Fund’s portfolio holdings that is outside the terms of this disclosure policy.
In the event of a conflict between the interests of Fund shareholders and those of any of the Fund’s investment adviser, distributor, or any of their affiliated persons, the P&R Trust’s Chief Compliance Officer will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Fund’s Board at the next regular Board meeting. The Fund’s Board oversees the disclosure of information about the Fund’s portfolio holdings principally by receiving oral and written reports from the Chief Compliance Officer and through interaction with the Chief Compliance Officer at meetings of the Board.
There can be no guarantee that the Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.
MANAGEMENT OF THE P&R TRUST
TRUSTEES AND OFFICERS
The Trustees of the P&R Trust are responsible for the overall management of the Fund, including establishing the Fund’s policies, general supervision and review of its investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Fund’s daily operations, are appointed by the Board of Trustees.
Board of Trustees
The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE
Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 62	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company)

Gerald S. Levey, M.D. 333 South Grand Avenue Los Angeles, CA 90071 Age: 72	Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine, at the University of California, Los Angeles	All (17)	Trustee, The Metzler/Payden Investment Group (registered investment company)

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 64	Trustee	1993	Chief Executive Officer, Automobile Club of Southern California	All (17)	Director, Blue Shield of California (health insurance company); Director, Forest Lawn Memorial Park (mortuary and cemetery)

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: (67)	Trustee	2008	President, Holy Name University, Oakland	All (17)	None

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: (59)	Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	All (17)	Director, Badger Meter, Inc. (flow measurement and control products manufacturer); Director, Rockwell Collins (aerospace and communications company)

33

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE
Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 66	Trustee	1992	Chairman of the Board, Rose Hills Company (mortuary and cemetery)	All (17)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing)

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	1992	Private Investor	All (17)	Director, Avis Budget Group, Inc. (car rental company)

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 77	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (17)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 47	Trustee	2009	Managing Principal, Payden & Rygel	All (17)

Mary Beth Syal 333 South Grand Avenue Los Angeles, CA 90071 Age: 46	Trustee	2000	Managing Principal and Director, Payden & Rygel	All (17)

*	“Interested persons” of the P&R Trust by virtue of their affiliation with Payden & Rygel.
Board of Trustee Committees.
The Board of Trustees has three standing committees: the Audit and Governance Committee, the Pricing Committee and the Nominating Committee. The Audit and Governance Committee is responsible for general supervision of and relations with the P&R Trust’s independent registered public accounting firm and oversight from the Board perspective of the annual auditing process, including retaining the P&R Trust’s independent registered public accounting firm and approval of the annual audit plan. In addition, the Committee is responsible for setting policy on governance issues for the Board. The seven Independent Trustees are members of the Committee, and Thomas V. McKernan serves as Chairman of the Committee. The Audit Committee met five times during the fiscal year ended October 31, 2009.
The Pricing Committee is responsible for general oversight of the P&R Trust’s pricing policies and procedures for securities in which the Funds of the P&R Trust, including the Fund, invest as applied on a day-to-day basis by the P&R Trust’s management. It is also responsible for recommending changes in these policies and procedures for adoption by the Board of Trustees. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the members of the Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee met four times during the fiscal year ended October 31, 2009.
The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Jr., Independent Trustees, are the members of the Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee did not meet once during the fiscal year ended October 31, 2009. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.
Trustee Compensation.
Each Independent Trustee currently receives an annual retainer of $40,000, plus $3,000 for each regular Board of Trustees meeting and/or committee meeting attended, $2,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $2,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2009 to the Trustees who are not affiliated with Payden/Kravitz, Payden & Rygel or Kravitz and the aggregate compensation paid to such Trustees for services on the P&R Trust’s Board. The P&R Trust does not maintain a retirement plan for its Trustees.

34

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
	AGGREGATE	ACCRUED AS	ANNUAL	FROM P&R TRUST
	COMPENSATION	PART OF P&R	BENEFITS	AND P&R TRUST
	FROM P&R	TRUST	UPON	COMPLEX
NAME	TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEE
W.D. Hilton, Jr.	$70,000	None	N/A	$70,000
Gerald S. Levey, M.D.	$68,000	None	N/A	$68,000
Thomas V. McKernan	$70,000	None	N/A	$70,000
Rosemarie T. Nassif*	$68,000	None	N/A	$68,000
Andrew J. Policano*	$66,000	None	N/A	$66,000
Dennis C. Poulsen	$68,000	None	N/A	$68,000
Stender E. Sweeney	$68,000	None	N/A	$68,000

*	Elected to the Board of Trustees on December 4, 2008.
P&R Trust Fund Shares Owned by Trustees as of December 31, 2009.

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*
Independent Trustees
W. D. Hilton, Jr		Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden High Income Fund	$1 - $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Value Leaders Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Global Short Bond Fund	Over $100,000
Gerald S. Levey, M.D	None	None
Thomas V. McKernan		Over $100,000
Payden Value Leaders Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden High Income Fund	Over $100,000
Rosemarie T. Nassif	None	None
Andrew J. Policano	None	None
Dennis C. Poulsen		$10,001 - $50,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	$1 - $10,000
Payden High Income Fund	$1 - $10,000
Stender E. Sweeney		Over $100,000
Payden High Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Global Equity Fund	$1 - $10,000
Payden California Municipal Income Fund	$50,001 - $100,000
Payden Short Bond Fund	$50,001 - $100,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Tax Exempt Bond Fund	$1- $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden Value Leaders Fund	$10,001 - $50,000
Payden Cash Reserves Money Market Fund	$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Global Equity Fund	$50,001 - $100,000
Payden Global Fixed Income Fund	$1 - $10,000
Payden High Income Fund	$10,001 - $50,000
Mary Beth Syal	None	None

35

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; and over $100,000.
Officers
The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

36

		YEAR FIRST
		ELECTED AS
	POSITION	AN OFFICER
	WITH	OF P&R	PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	P&R TRUST	TRUST	DURING PAST 5 YEARS
Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 77	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel

Brian W. Matthews 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti 333 South Grand Avenue Los Angeles, CA 90071 Age: 53	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel

Bradley F. Hersh 333 South Grand Avenue Los Angeles, CA 90071 Age: 40	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel

David L. Wagner 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Vice President and Chief Compliance Officer	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel
Codes of Ethics
Each of the P&R Trust, Payden/Kravitz and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the funds of the P&R Trust.
Proxy Voting Policies and Procedures
The Board of Trustees has adopted the P&R Trust’s “Proxy Voting Policy and Procedures,” pursuant to which it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Payden/Kravitz as part of Payden/Kravitz’s general investment management responsibilities, subject to the continuing oversight of the Board of Trustees. Under the policy, Payden/Kravitz shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Payden/Kravitz shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. The delegation by the Board to Payden/Kravitz of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.
Payden/Kravitz’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Fund and that does not subordinate the Fund’s interests to its own. With respect to several common issues

37

that are presented, Payden/Kravitz’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden/Kravitz will vote as follows on the issues listed below:
–	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

–	Vote for programs that permit an issuer to repurchase its own stock.

–	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

–	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

–	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

–	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Payden/Kravitz’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden/Kravitz’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden/Kravitz’s general proxy voting policies, Payden/Kravitz’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden/Kravitz reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Payden/Kravitz may purchase for the Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden/Kravitz. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden/Kravitz will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden/Kravitz as follows. If one of Payden/Kravitz’s general proxy voting policies described above applies to the proxy issue in question, Payden/Kravitz will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden/Kravitz. However, if the general proxy voting policy does not further the interests of the Fund, Payden/Kravitz will then seek specific instructions from the Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
As of February 1, 2010, the following persons held of record 25% or more of the outstanding shares of the (a) Institutional Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 52.11%; (b) Adviser Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 62.99%; and (c) Retirement Class of the Fund: Pershing LLC, as Nominee, Jersey City, NJ, 40.66%.
Principal Holders of Securities
As of February 1, 2010, the following persons held of record 5% or more of the outstanding shares of the (a) Institutional Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 52.11%; Vanguard Brokerage Services, as Nominee, Valley Forge, PA, 7.98%; Pershing LLC, as Nominee, Jersey City, NJ, 7.52%; Finatek Service Corp. Cash Balance Balance Pension Plan, U/A DTD 01/01/08, Park Ridge, NJ, 6.63%; and Vanguard Brokerage Services, as Nominee, Valley Forge, PA, 5.62% (b) Adviser Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 62.99%; Hartford Life Insurance Co., as Nominee, Hartford, CN, 9.43%; and SEI Private Trust Company, as Nominee, Oaks, PA, 7.65%; and (c) Retirement Class of the Fund: Pershing LLC, as Nominee, Jersey City, NJ, 40.66%; Hartford Life Insurance Co., as Nominee, Hartford, CN, 23.78%; Pershing LLC, as Nominee, Jersey City, NJ, 18.67%; and Pershing LLC, as Nominee, Jersey City, NJ, 16.89%.
Management Ownership
As of February 1, 2010, the Trustees and officers of the P&R Trust collectively owned less than 1% of the outstanding shares of the Fund.

38

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
Payden/Kravitz, founded in 2008, is a joint venture owned equally by Payden & Rygel and Kravitz Investment Services, Inc. (“Kravitz”). Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $50 billion in assets under management. Kravitz is an investment counseling firm, with approximately $285 million in assets under management. Payden/Kravitz was initially founded to provide investment management services to the Fund, and it provides those services pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 18, 2008 (the “Payden/Kravitz Agreement”).
The Payden/Kravitz Agreement provides that Payden/Kravitz will pay for all expenses incurred in connection with managing the ordinary course of the Fund’s business, except the following expenses, which are paid by the Fund: (i) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden/Kravitz; (iii) the fees and expenses of the Fund’s custodian, transfer agent, fund accounting agent and administrator; (iv) the Fund’s portion of charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Fund to Federal, state or other governmental agencies; (vii) the Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the shares of the Fund under state securities laws, including the Fund’s portion of the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under the Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business; (xii) any expenses assumed by the P&R Trust on behalf of the Adviser Class or the Retirement Class of the Fund pursuant to the P&R Trust’s Rule 12b-l Distribution Plan; and (xiii) any expenses payable by the Fund pursuant to the P&R Trust’s Shareholder Servicing Plan. The Payden/Kravitz Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. For the fiscal period ended October 31, 2008 and the fiscal year ended October 31, 2009, gross fees earned by Payden/Kravitz, Fund expenses subsidized by Payden/Kravitz and the net advisory fee or net expense subsidy are shown below.

	2008 (000s)			2009 (000s)
Fee	(Subsidy)	Net Fee/(Subsidy)	Fee	(Subsidy)	Net Fee/(Subsidy)
$11	$(56)	$(45)	$191	$(281)	$(90)

39

The Fund is responsible for its own operating expenses under the Payden/Kravitz Agreement. Payden/Kravitz has agreed to reduce fees payable to it by the Fund under the Payden/Kravitz Agreement, and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate Net Annual Fund Operating Expenses (excluding interest and tax expenses) to the limit set forth in the Fees and Expenses Table (“expense limitation”) of the Prospectuses. Any such reductions made by Payden/Kravitz in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to Payden/Kravitz if so requested by Payden/Kravitz, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the expense limitation on Fund expenses. Payden/Kravitz is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s applicable expense limitation, Payden/Kravitz shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden/Kravitz shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden/Kravitz shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Payden/Kravitz Agreement provides that Payden/Kravitz will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Payden/Kravitz Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden/Kravitz’s duties or from reckless disregard by Payden/Kravitz of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden/Kravitz Agreement will continue in effect with respect to the Fund for two years after the Fund’s inclusion in the P&R Trust’s Declaration of Trust (on or around the Fund’s commencement of operations) and then continue for the Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of the Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden/Kravitz Agreement by vote cast in person at a meeting called for such purpose. The Payden/Kravitz Agreement terminates upon assignment and may be terminated with respect to the Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

40

SHAREHOLDER SERVICING PLAN
The P&R Trust has adopted a Shareholder Servicing Plan that allows the Institutional Class, the Adviser Class and the Retirement Class of the Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.
The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services which the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of Fund shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.
In addition to fees paid under the Shareholder Servicing Plan, the Fund’s investment adviser may pay service, administrative or other similar fees to broker/dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.
DISTRIBUTION ARRANGEMENTS
Pursuant to an agreement (a “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for the Fund. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.
No compensation is payable by the Fund to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Fund, and other expenses associated with performing services as distributor of the Fund’s shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.
RULE 12b-1 DISTRIBUTION PLAN
The Board of Trustees of the P&R Trust has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”) pursuant to SEC Rule 12b-1 under which the Fund is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of the Adviser Class shares and the Retirement Class shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the Adviser Class’ average daily net assets and 0.50% of the Retirement Class’ average daily net assets regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the “Fees and Expenses” section of each of the Adviser Class’ Prospectus and of the Retirement Class’ Prospectus, this fee is included in the Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Adviser Class’ assets, or the Retirement Class’ assets, on an ongoing basis, over time these fees will increase the cost of your investment.
The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the P&R Trust, including a majority vote of the Trustees who are not “interested persons” of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to the Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of the Adviser Class or the Retirement Class of the Fund for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.
The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to the Fund from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of the Fund and assist in increasing the asset base of the Fund in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Fund of prompt and significant growth of the asset base of the Fund, including greater liquidity, more investment flexibility and achievement of greater economies of scale. For the fiscal period ended October 31, 2008, and the fiscal year ended October 31, 2009, the Fund paid $1,949 and $29,167, respectively in 12b-1 fees to the Distributor.

41

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Administrator
Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden & Rygel which serves as administrator to the Fund. Under an Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Fund’s Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.
For providing administrative services to the Fund, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Fund. In its Administration Agreement with the P&R Trust with respect to the Fund, Treasury Plus has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden/Kravitz pursuant to its Investment Management Agreement with the P&R Trust. For the fiscal period ended October 31, 2008, and the fiscal year ended October 31, 2009, Treasury Plus earned $1,506 and $26,051, respectively in administration fees.

42

Transfer Agent
Pursuant to an agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to the Fund. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.
Fund Accountant
Pursuant to an agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to the Fund. These services include the calculation of daily expense accruals and net asset value per share for the Fund. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.
The liability provisions of the agreements between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden/Kravitz Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.
Custodian
Pursuant to an agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the assets of the Fund. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund’s portfolio securities.
Pursuant to rules adopted under the 1940 Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Fund’s Board has delegated to the Custodian the selection of foreign custodians and to the investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the investment adviser, respectively, of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Fund. Deloitte provides audit services to the Fund. Its address is 111 S. Wacker Drive, Chicago, Illinois 60606-4301. The Fund’s financial statements set forth in the 2009 Annual Report to Shareholders on Form N-CSR incorporated herein, as described in the “Financial Statements” discussion in the ”Other Information” section in this SAI, have been audited by Deloitte, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of Deloitte, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

43

PORTFOLIO MANAGERS
Portfolio Manager Conflicts of Interest
Payden/Kravitz has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.
Payden/Kravitz has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden/Kravitz will anticipate all potential conflicts of interest.
Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden/Kravitz, Payden & Rygel or Kravitz.
The following table reflects information as of October 31, 2009. None of these accounts pay performance-based fees.

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	OF FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
DANIEL KRAVITZ	None	None	None	None
BRIAN MATTHEWS(5)	None	3 $ 680	3 $ 573	37 $ 5,337
SCOTT WEINER(5)	None	None	1 $ 25	18 $ 6,417

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden & Rygel’s 401(k) Plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden/Kravitz, or by its parent entities, Payden & Rygel or Kravitz. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Payden/Kravitz, or its parent entities, Payden & Rygel or Kravitz, is the investment adviser.

(5)	Mr. Matthews and Mr. Weiner became portfolio managers for the Fund on January 20, 2009.

44

Portfolio Manager Compensation
Portfolio managers and other investment personnel are paid by Payden & Rygel or Kravitz, respectively, and in each case, they are paid competitive salaries. In addition, they may receive bonuses based on the overall profit of the respective firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the respective firm overall and other factors.

45

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES
The Fund pays commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.
The Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and

46

dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. The investment adviser does not have any “soft dollar” arrangements with any broker-dealer.
Some securities considered for investment by the Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board.
The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.
For the fiscal period ended October 31, 2008, the Fund did not pay any brokerage commissions. For the fiscal year ended October 31, 2009, the Fund paid $210 in brokerage commissions.
The Fund’s Board periodically reviews the performance of the investment adviser in connection with the placement of portfolio transactions on behalf of the Fund.
PURCHASES AND REDEMPTIONS

47

The Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Fund’s Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.
The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.
TAXATION
The Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.
In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, the Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.
If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest

48

income each taxable year. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the distribution requirements.
DISTRIBUTIONS
Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.
For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Distributions of net capital gains, and designated as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.
HEDGING TRANSACTIONS
Many of the options, futures contracts and forward contracts used by the Fund are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

49

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.
SALES OF SHARES
Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference if any, between the price of the acquired shares and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
BACKUP WITHHOLDING
The Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability.
FOREIGN INVESTMENTS
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Fund’s investment adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing not later than 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types

50

of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.
CERTAIN DEBT SECURITIES
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
OTHER TAXES
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

51

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. Paul, Hastings, Janofsky & Walker LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.
FUND PERFORMANCE
The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS
Yields for each class of shares of the Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.
The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.
Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

52

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.
TOTAL RETURN CALCULATIONS
Total returns quoted in advertising with respect to shares of the Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.
The one-year and since inception total returns for each class of shares of the Fund through October 31, 2009 were as follows:

		Annualized
		Return Since
Payden/Kravitz Cash Balance Plan Fund	1 Year	Inception*	Inception Date
Institutional Class	4.71	4.81	September 22, 2008
Adviser Class	4.54	4.56	September 22, 2008
Retirement Class	—	1.80	April 6, 2009
In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of

53

redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.
OTHER INFORMATION
CAPITALIZATION
P&R Trust
The Fund and each of the other funds listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such fund consists solely of an unlimited number of shares of beneficial interest. The P&R Trust Board of Trustees has currently authorized seventeen series of shares: Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Cash Reserves Money Market Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Global Equity Fund, and Payden/Kravitz Cash Balance Plan Fund. Each of the funds is currently open and operational.
The P&R Trust Board of Trustees has established more than one class of shares for each of the following Fund: (1) the Payden/Kravitz Cash Balance Plan Fund — the Institutional Class, the Adviser Class and the Retirement Class; (2) for each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds — the Investor Class and the Adviser Class, although no Adviser Class shares of the Payden U.S. Growth Leaders Fund have been issued to date; and (3) the Payden Cash Reserves Money Market Fund — the Investor Class and Class D, although no Class D shares have been issued to date.
The P&R Trust Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The P&R Trust Board of Trustees may liquidate a fund at any time without shareholder approval. In liquidation of a fund, each shareholder is entitled to receive his or her pro rata share of the assets of the fund.
Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to the investment adviser, subject to the expense limitation described in the Prospectuses under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

54

DECLARATION OF TRUST
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders of the Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the P&R Trust’s Board of Trustees. The P&R Trust’s Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.
The Declaration of Trust provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.
VOTING
Shareholders of the Fund and any other series of the P&R Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the P&R Trust’s Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.

55

MARKET PRICING ERRORS
The P&R Trust’s Board of Trustees has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on the Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.
COUNSEL
Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”) acts as counsel to the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings’ address is 515 South Flower Street, Los Angeles, California 90071.
LICENSE AGREEMENT AND MARKS
Payden & Rygel has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Payden & Rygel.” Payden & Rygel has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment adviser to the P&R Trust.
“Payden” and “Payden & Rygel” are service marks of Payden & Rygel.
Kravitz has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the names “Kravitz Investment Services, Inc.” or “Kravitz.” Kravitz has the right to require the P&R Trust to cease using the name or names as such time as Payden/Kravitz is no longer employed as investment adviser to the P&R Trust.
FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Fund are incorporated in this SAI by reference to the Fund’s 2009 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.
Additional copies of the Fund’s 2009 Annual Report to Shareholders may be obtained at no charge by calling 1-800-572-9336.
REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the P&R Trust’s registration statement which is filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The P&R Trust’s registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

56

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

57